UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Universal Health Services, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

UNIVERSAL HEALTH SERVICES, INC.

UNIVERSAL CORPORATE CENTER  •   367 SOUTH GULPH ROAD  •   KING OF PRUSSIA, PENNSYLVANIA 19406

Date and Time May 18, 2022 10:00 a.m.	Live Audio Webcast www.meetnow.global/MKLFJSM	Record Date March 24, 2022

Items to be Voted On

(1)

the election of one director by the holders of Class A and Class C Common Stock (voting together as a single class) and the election of one director by the holders of Class B and Class D Common Stock (voting together as a single class);

(2)	to consider the approval of an amendment and restatement of the Company’s 2020 Omnibus Stock and Incentive Plan;

(3)	the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

(4)	To act on a stockholder proposal regarding majority vote standard in director elections if properly presented at the meeting; and

(5)	the transaction of such other business as may properly come before the meeting or any adjournment thereof.

You are entitled to vote at the Annual Meeting only if you were a Company stockholder of record at the close of business on March 24, 2022.

This year, out of an abundance of caution, to proactively deal with the continuing health impact of coronavirus disease, also known as COVID-19, and to mitigate risks to the health and well-being or our communities, employees, stockholders and other stakeholders, we will hold the Annual Meeting in a virtual only format, which will be conducted via live audio webcast. Stockholders will have an equal opportunity to participate at the Annual Meeting online regardless of their geographic location.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, PLEASE VOTE BY TELEPHONE OR INTERNET OR, IF YOU RECEIVED PRINTED PROXY MATERIALS AND WISH TO VOTE BY MAIL, MARK YOUR VOTES, THEN DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO VOTE YOUR SHARES ONLINE AT THE MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on Wednesday, May 18, 2022:

The Proxy Statement and Annual Report to Stockholders are available at http://www.edocumentview.com/uhs.

BY ORDER OF THE BOARD OF DIRECTORS

Steve G. Filton,

Secretary

King of Prussia, Pennsylvania

April 7, 2022

Universal Health Services, Inc. 2022 Proxy Statement

A LETTER FROM OUR SENIOR EXECUTIVES

April 7, 2022

Dear Stockholder:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders of Universal Health Services, Inc. (the “Company”) to be held on Wednesday, May 18, 2022, beginning at 10:00 a.m. In light of the continuing public health impact of the novel coronavirus (COVID-19) outbreak and to support the health and well-being of our communities, employees, stockholders and other stakeholders, this year’s Annual Meeting will be conducted completely virtually, via a live audio webcast; there will be no physical meeting location. You will be able to attend and participate in the Annual Meeting by visiting www.meetnow.global/MKLFJSM, where you will be able to listen to the meeting live, submit questions, and vote. The annual meeting is being held for the following purposes:

(1)

the election of one director by the holders of Class A and Class C Common Stock (voting together as a single class) and the election of one director by the holders of Class B and Class D Common Stock (voting together as a single class);

(2)	to consider the approval of an amendment and restatement of the Company’s 2020 Omnibus Stock and Incentive Plan;

(3)	the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

(4)	To act on a stockholder proposal regarding majority vote standard in director elections if properly presented at the meeting; and

(5)	the transaction of such other business as may properly come before the meeting or any adjournment thereof.

Detailed information concerning these matters is set forth in the Important Notice Regarding the Availability of Proxy Materials (the “Notice”) you received in the mail and in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. We have elected to provide access to our Proxy Materials over the internet under the Securities and Exchange Commission’s “notice and access” rules. If you want more information, please see the Questions and Answers section of this Proxy Statement.

Your vote is important. Whether or not you plan to attend the meeting online, please either vote by telephone or internet or, if you received printed Proxy Materials and wish to vote by mail, by promptly signing and returning your Proxy card in the enclosed envelope. Please review the instructions on each of your voting options described in this Proxy Statement as well as in the Notice you received in the mail. If you then attend and wish to vote your shares online, you still may do so. In addition to the matters noted above, we will discuss the business of the Company and be available for your questions relating to the Company.

Sincerely,

Alan B. Miller

Executive Chairman of the Board of Directors

Marc D. Miller

Chief Executive Officer and President

Universal Health Services, Inc. 2022 Proxy Statement

PROXY STATEMENT

QUESTIONS AND ANSWERS

UNIVERSAL HEALTH SERVICES, INC.

UNIVERSAL CORPORATE CENTER  •  367 SOUTH GULPH ROAD  •  KING OF PRUSSIA, PA 19406

1.	Q: Why am I receiving these materials?

A:

This Proxy Statement and enclosed forms of Proxy (first mailed to the holders of Class A and Class C Common Stock, and to the holders of Class B and Class D Common Stock who requested to receive printed Proxy Materials, on or about April 7, 2022) are furnished in connection with the solicitation by our Board of Directors of Proxies for use at the Annual Meeting of Stockholders, or at any adjournment thereof. A Notice Regarding the Availability of Proxy Materials was first mailed to all of our other stockholders beginning on or about April 7, 2022. The Annual Meeting will be held on Wednesday, May 18, 2022, beginning at 10:00 a.m. The Annual Meeting will be accessible via live audiocast on the internet. To participate at the Annual Meeting online, please visit www.meetnow.global/MKLFJSM. For additional information on the virtual meeting review the instructions under the Q&A section entitled “How can I attend and vote at the online meeting?” below. As a stockholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this Proxy Statement.

2.	Q: What is the purpose of the Annual Meeting?

A:

The Annual Meeting is being held for the following purposes (1) to have the holders of Class A and C Common Stock (voting together as a single class) elect one Class II director and to have the holders of Class B and D Common Stock (voting together as a single class) elect one Class II director, each such director to serve for a term of three years until the annual election of directors in 2025 or the election and qualification of their respective successor; (2) to consider the approval of an amendment and restatement of the Company’s 2020 Omnibus Stock and Incentive Plan; (3) the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; (4) to act on a stockholder proposal regarding majority vote standard in director elections if properly presented at the meeting; and (5) to transact such other business as may properly be brought before the meeting or any adjournment thereof. We will also discuss our business and be available for your comments and discussion.

3.	Q: Why did holders of Class B and Class D Common Stock receive a notice in the mail regarding the internet availability of Proxy Materials instead of a full set of Proxy Materials?

A:

In accordance with “notice and access” rules adopted by the U.S. Securities and Exchange Commission, or SEC, we may furnish Proxy Materials, including this Proxy Statement and our Annual Report to Stockholders, to our stockholders by providing access to such documents on the internet instead of mailing printed copies. Holders of Class B and Class D Common Stock will not receive printed copies of the Proxy Materials unless they request them. Instead, the Notice, which was mailed to holders of Class B and Class D Common Stock that did not request printed copies of the Proxy Materials, will instruct you as to how you may access and review all of the Proxy Materials on the internet. Please visit http://www.edocumentview.com/uhs. The Notice also instructs you as to how you may submit your Proxy on the internet. If you would like to receive a paper or e-mail copy of our Proxy Materials, you should follow the instructions for requesting such materials in the Notice.

4.	Q: Who may attend the Annual Meeting?

A:

All stockholders of record and registered beneficial holders as of the close of business on March 24, 2022, or their duly appointed proxies, may attend the meeting online at www.meetnow.global/MKLFJSM. For additional information on the virtual meeting review the Q&A below entitled “How can I attend and vote at the online meeting with the ability to ask a question and/or vote?”

Universal Health Services, Inc. 2022 Proxy Statement

Proxy Statement

5.	Q: How can I attend and vote at the online meeting?

A:

For registered stockholders: If on the record date your Shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (“Computershare”), then you are a stockholder of record (also known as a “record holder”). Stockholders of record at the close of business on the record date will be able to attend the Annual Meeting online, ask a question and vote by visiting www.meetnow.global/MKLFJSM at the meeting date and time and entering the 15-digit control number located in the shaded bar of the proxy card or notice they received. We encourage you to access the Annual Meeting prior to the start time. Online access will begin at 9:45 a.m., Eastern Time.

For beneficial owners: If on the record date your Shares were not registered directly in your name with Computershare but instead held by an intermediary, such as a bank, broker or other nominee, then you are the beneficial owner of shares held in “street name”. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you must register in advance to attend the Annual Meeting, vote and submit questions. To register in advance you will need to obtain a legal proxy from the bank, broker or other nominee that holds your Shares giving you the right to vote the Shares. Once you have received a legal proxy form from your bank, broker or other nominee, forward the email with your name and the legal proxy attached or send a separate email with your name and legal proxy attached labeled “Legal Proxy” in the subject line to Computershare, at legalproxy@computershare.com. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on May 13, 2022. You will then receive a confirmation of your registration, with a control number, by email from Computershare. At the time of the meeting, go to www.meetnow.global/MKLFJSM and enter your control number. If you do not have your control number you may attend as a guest (non-stockholder) by going to www.meetnow.global/MKLFJSM, clicking on the “Guest” link and entering the requested information. Please note that guest access is in listen-only mode and you will not have the ability to ask questions or vote during the Annual Meeting.

6.	Q: Do I need to register to attend the Annual Meeting virtually?

A:

Registration is only required if you are a beneficial owner. Beneficial holders may register as set forth above or they may register at the Annual Meeting using the control number received with their voting information form. Beginning last year, an industry solution was agreed upon to allow beneficial holders to register online at the Annual Meeting to attend and ask questions. We expect that the vast majority of beneficial holders will be able to fully participate using the control number received with their voting instruction form. Please note, however, that this option is intended to be provided as a convenience to beneficial holders only, and there is no guarantee this option will be available for every type of beneficial holder voting control number. The inability to provide this option to any or all beneficial holders shall in no way impact the validity of the Annual Meeting. Beneficial holders may choose the Register in Advance of the Annual Meeting option above, if they prefer to use this traditional, legal proxy option set forth in #5 above and have the ability to vote. In any event, please go to www.meetnow.global/MKLFJSM for more information on the available attendance options and registration instructions. The online meeting will begin promptly at 10:00 a.m., EDT. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

7.	Q: What if I have trouble accessing the Annual Meeting virtually?

A:

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. A link on the meeting page will provide further assistance should you need it, or you may call 1-888-724-2416.

8.	Q: Who is entitled to vote at the Annual Meeting?

A:

Only stockholders as of the close of business on March 24, 2022 are entitled to vote at the Annual Meeting. On that date, 6,577,100 shares of Class A Common Stock, par value $.01 per share, 661,688 shares of Class C Common Stock, par value $.01 per share, 67,211,754 shares of Class B Common Stock, par value $.01 per share, and 14,613 shares of Class D Common Stock, par value $.01 per share, were outstanding.

Universal Health Services, Inc. 2022 Proxy Statement

Proxy Statement

9.	Q: Who is soliciting my vote?

A:

The principal solicitation of Proxies is being made by the Board of Directors by mail. Certain of our officers, directors and employees, none of whom will receive additional compensation therefor, may solicit Proxies by telephone or other personal contact. We will bear the cost of the solicitation of the Proxies, including postage, printing and handling and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of shares. We have not engaged any third party to assist us in solicitation of proxies at the Annual Meeting, but we may decide to retain the services of a proxy solicitation firm in the future if we believe it is appropriate under the circumstances.

10.	Q: What items of business will be voted on at the Annual Meeting?

A:

The holders of Class A and C Common Stock (voting together as a single class) will elect one Class II director and the holders of Class B and D Common Stock (voting together as a single class) will elect one Class II director, each such director to serve for a term of three years until the annual election of directors in 2025 or the election and qualification of their respective successor. The holders of Class A, Class C, Class B and Class D Common Stock (voting together as a single class) will vote on the following matters: a proposal to approve an amendment and restatement of the Company’s 2020 Omnibus Stock and Incentive Plan; the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and a stockholder proposal regarding majority vote standard in director elections.

11.	Q: How does the Board of Directors recommend that I vote?

A:

The Board of Directors recommends that holders of Class A and Class C Common Stock and Class B and Class D Common Stock vote shares “FOR” the election of the respective nominees to the Board of Directors (Proposal 1).

The Board of Directors recommends that holders of Class A, Class C, Class B and Class D Common Stock vote shares “FOR” the approval of an amendment and restatement of the Company’s 2020 Omnibus Stock and Incentive Plan (Proposal 2).

The Board of Directors recommends that holders of Class A, Class C, Class B and Class D Common Stock vote shares “FOR” the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 3).

The Board of Directors recommends that holders of Class A, Class C, Class B and Class D Common Stock vote shares “AGAINST” the stockholder proposal regarding majority vote standard in director elections, if properly presented at the meeting; (Proposal 4).

12.	Q: How will voting on any other business be conducted?

A:

Other than the items of business described in this Proxy Statement, we know of no other business to be presented for action at the Annual Meeting. As for any business that may properly come before the Annual Meeting, your signed Proxy gives authority to the persons named therein. Those persons may vote on such matters at their discretion and will use their best judgment with respect thereto.

13.	Q: What is the difference between a “stockholder of record” and a “street name” holder?

A:

These terms describe how your shares are held. If your shares are registered directly in your name with Computershare, our transfer agent, you are a “stockholder of record.” If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder.

14.	Q: How do I vote my shares if I am a stockholder of record?

A:

A separate form of Proxy applies to our Class A and Class C Common Stock and a separate form of Proxy applies to our Class B and Class D Common Stock. For specific instructions on how to vote your shares, please refer to the instructions on the Notice Regarding the Availability of Proxy Materials you received in the mail or, if you received printed Proxy Materials, your enclosed Proxy card. If you received printed Proxy Materials, enclosed is a Proxy card for the shares of stock held by you on the record date. If you received printed Proxy Materials, you may vote by signing and dating each

Universal Health Services, Inc. 2022 Proxy Statement

Proxy Statement

Proxy card you receive and returning it in the enclosed prepaid envelope, or you may vote by telephone or internet. Unless otherwise indicated on the Proxy, shares represented by any Proxy will, if the Proxy is properly executed and received by us prior to the Annual Meeting, be voted “FOR” each of the nominees for director, “FOR” the approval of an amendment and restatement of the Company’s 2020 Omnibus Stock and Incentive Plan, “FOR the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022, and “AGAINST” the stockholder proposal regarding majority vote standard in director elections, if properly presented at the meeting.

15.	Q: How do I vote by telephone or electronically?

A:

Instead of submitting your vote by mail on the enclosed Proxy card (if you received printed Proxy Materials), your vote can be submitted by telephone or electronically, via the internet. Please refer to the specific instructions set forth on the Notice Regarding the Availability of Proxy Materials or, if you received printed Proxy Materials, on the enclosed Proxy card. For security reasons, our electronic voting system has been designed to authenticate your identity as a stockholder.

16.	Q: How do I vote my shares if they are held in street name?

A:	If your shares are held in street name, your broker or other nominee will provide you with a form seeking instruction on how your shares should be voted.

17.	Q: Can I change or revoke my vote?

A:

Yes. Any Proxy executed and returned to us is revocable by delivering a later signed and dated Proxy or other written notice to our Secretary at any time prior to its exercise. Your Proxy is also subject to revocation by attending the meeting and voting online.

18.	Q: How do I vote during the meeting?

A:

If you have not already voted your shares in advance as described above, provided you are a registered stockholder or a registered beneficial stockholder with a control number, you will also be able to vote your shares electronically during the Annual Meeting by clicking on the “Vote” tab on the virtual meeting site. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of or during the Annual Meeting by one of the methods described in the proxy materials.

19.	Q: How do I ask questions during the meeting?

A:

If you are attending the meeting as a stockholder of record or registered beneficial owner, questions can be submitted by accessing the virtual meeting site at www.meetnow.global/MKLFJSM, entering your control number and clicking on the “Q&A” tab. Please note that guest access is in listen-only mode and you will not have the ability to ask questions or vote during the Annual Meeting.

20.	Q: What constitutes a “quorum”?

A:

The holders of a majority of the common stock votes issued and outstanding and entitled to vote, either in person or represented by Proxy, constitutes a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

21.	Q: What are our voting rights with respect to the election of directors?

A:

Our Restated Certificate of Incorporation provides that, with respect to the election of directors, holders of Class A Common Stock vote as a class with the holders of Class C Common Stock, and holders of Class B Common Stock vote as a class with holders of Class D Common Stock, with holders of all classes of Common Stock entitled to one vote per share.

As of March 24, 2022, the shares of Class A and Class C Common Stock constituted 9.7% of the aggregate outstanding shares of our Common Stock, had the right to elect five members of the Board of Directors and constituted 89.5% of our general voting power; and as of that date the shares of Class B and Class D Common Stock (excluding shares issuable upon exercise of options) constituted 90.3% of the outstanding shares of our Common Stock, had the right to elect two members of the Board of Directors and constituted 10.5% of our general voting power.

Universal Health Services, Inc. 2022 Proxy Statement

Proxy Statement

22.	Q: What are our voting rights with respect to matters other than the election of directors?

A:

As to matters other than the election of directors, our Restated Certificate of Incorporation provides that holders of Class A, Class B, Class C and Class D Common Stock all vote together as a single class, except as otherwise provided by law.

Each share of Class A Common Stock entitles the holder thereof to one vote; each share of Class B Common Stock entitles the holder thereof to one-tenth of a vote; each share of Class C Common Stock entitles the holder thereof to 100 votes (provided the holder of Class C Common Stock holds a number of shares of Class A Common Stock equal to ten times the number of shares of Class C Common Stock that holder holds); and each share of Class D Common Stock entitles the holder thereof to ten votes (provided the holder of Class D Common Stock holds a number of shares of Class B Common Stock equal to ten times the number of shares of Class D Common Stock that holder holds).

In the event a holder of Class C or Class D Common Stock holds a number of shares of Class A or Class B Common Stock, respectively, less than ten times the number of shares of Class C or Class D Common Stock that holder holds, then that holder will be entitled to only one vote for every share of Class C Common Stock, or one-tenth of a vote for every share of Class D Common Stock, which that holder holds in excess of one-tenth the number of shares of Class A or Class B Common Stock, respectively, held by that holder. The Board of Directors, in its discretion, may require holders of Class C or Class D Common Stock to provide satisfactory evidence that such owner holds ten times as many shares of Class A or Class B Common Stock as Class C or Class D Common Stock, respectively, if such facts are not apparent from our stock records.

23.	Q: Will my shares be voted if I do not sign and return my Proxy card or vote by telephone or internet?

A:

If you are a stockholder of record and you do not sign and return your Proxy card or vote by telephone or internet, your shares will not be voted at the Annual Meeting. If your shares are held in street name and you do not issue instructions to your broker, your broker may vote your shares at its discretion on routine matters, but may not vote your shares on nonroutine matters. Under the New York Stock Exchange rules, each of the proposals other than the ratification of the selection of the Company’s independent registered public accounting firm is deemed to be a nonroutine matter with respect to which brokers and nominees may not exercise their voting discretion without receiving instructions from the beneficial owner of the shares.

24.	Q: What is a “broker non-vote”?

A:

“Broker non-votes” are shares held by brokers or nominees which are present in person or represented by Proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under the rules of the Financial Industry Regulatory Authority, member brokers generally may not vote shares held by them in street name for customers unless they are permitted to do so under the rules of any national securities exchange of which they are a member. Under the rules of the New York Stock Exchange, New York Stock Exchange-member brokers who hold shares of Common Stock in street name for their customers and have transmitted our Proxy solicitation materials to their customers, but do not receive voting instructions from such customers, are not permitted to vote on nonroutine matters. Under the New York Stock Exchange rules, each of the proposals other than the ratification of the selection of the Company’s independent registered public accounting firm is deemed to be nonroutine matters with respect to which brokers and nominees may not exercise their voting discretion without receiving instructions from the beneficial owner of the shares.

25.	Q: What is the effect of a broker non-vote?

A:

Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum but will not be considered present and entitled to vote on any matter for which a broker, bank or other nominee does not have authority. For the Annual Meeting, pursuant to the rules of the New York Stock Exchange, your broker, bank or other nominee will be permitted to vote for you without instruction only with respect to Proposal 3 regarding the ratification of PricewaterhouseCoopers LLP. A broker non-vote will not have any impact on the outcome of any other proposals.

Universal Health Services, Inc. 2022 Proxy Statement

Proxy Statement

26.	Q: What is the vote required to approve each proposal?

A:

Item of Business	Votes Required for Approval	Abstentions	Signed But Unmarked Proxy Cards	Broker Non-Votes
Proposal 1: Election of Directors

One Class II director will be elected by the highest number of affirmative votes of the shares of Class A and Class C Common Stock, voting together as a single class, present in person or represented by Proxy and entitled to vote.

One Class II director will be elected by the highest number of affirmative votes of the shares of Class B and Class D Common Stock, voting together as a single class, present in person or represented by Proxy and entitled to vote.

		No effect	Count as votes FOR	No effect on voting

Proposal 2: Approval of an amendment and restatement of the Company’s 2020 Omnibus Stock and Incentive Plan

Affirmative “FOR” vote of the holders of a majority of the voting power of shares of Class A, B, C, and D Common Stock, present in person or represented by Proxy and entitled to vote, voting together as a single class.

		Count as votes AGAINST	Count as votes FOR	No effect on voting

Proposal 3: Ratification of Independent Registered Public Accounting Firm	Majority of the Class A, B, C and D Common Stock votes, present in person or represented by Proxy and entitled to vote.	Count as votes AGAINST	Count as votes FOR	Not applicable

Proposal 4: Stockholder Proposal regarding Majority vote standard in director elections	Majority of the Class A, B, C and D Common Stock votes, present in person or represented by Proxy and entitled to vote.	Count as votes AGAINST	Count as votes AGAINST	No effect on voting

27.	Q: Who will count the votes?

A:	The Secretary will count the Class A and Class C votes. Our transfer agent will count the Class B and Class D votes and serve as inspector of elections.

28.	Q: When are stockholder proposals due in order to be included in our Proxy Statement for the 2023 Annual Meeting?

A:

Any stockholder proposal intended to be included in the proxy materials for the 2023 Annual Meeting must be received by us no later than December 8, 2022. Such proposals should be sent in writing by courier or certified mail to our Secretary at Universal Health Services, Inc., Universal Corporate Center, 367 South Gulph Road, P.O. Box 61558, King of Prussia, Pennsylvania 19406. Any stockholder proposal must also be in proper form and substance, as determined in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

29.	Q: Can I receive more than one set of Annual Meeting materials?

A:

If you share an address with another stockholder, each stockholder may not receive a separate copy of our Annual Report and Proxy Statement. We will promptly deliver a separate copy of either document to any stockholder upon written or oral request to our Secretary at Universal Health Services, Inc., Universal Corporate Center, 367 South Gulph Road, P.O. Box 61558, King of Prussia, Pennsylvania 19406, telephone (610) 768-3300. If you share an address with another stockholder and (i) would like to receive multiple copies of the Proxy Statement or Annual Report to Stockholders in the future, or (ii) if you are receiving multiple copies and would like to receive only one copy per household in the future, please contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

Universal Health Services, Inc. 2022 Proxy Statement

Proxy Statement

30.	Q: How can I obtain additional information about the Company?

A:

Copies of our annual, quarterly and current reports we file with the Securities and Exchange Commission, or SEC, and any amendments to those reports, are available free of charge on our website, which is located at http://www.uhs.com. Copies of these reports will be sent without charge to any stockholder requesting it in writing to our Secretary at Universal Health Services, Inc., Universal Corporate Center, P.O. Box 61558, 367 South Gulph Road, King of Prussia, Pennsylvania 19406. The information posted on our website is not incorporated into this Proxy Statement.

As required by Delaware law, the names of registered shareholders entitled to vote at the virtual Annual Meeting will be available for ten days prior to the Annual Meeting for any purpose germane to the Annual Meeting, between the hours of 9:00 a.m. and 4:00 p.m., at our principal executive offices at Universal Corporate Center, 367 South Gulph Road, P.O. Box 61558, King of Prussia, Pennsylvania 19406. Due to the COVID-19 pandemic, registered shareholders must make an appointment and must comply with the company’s COVID-19 protocols. The stockholder list will be available at the Annual Meeting, and through the conclusion of the Meeting, on the virtual Annual Meeting website at www.meetnow.global/MKLFJSM. Only those persons logging into the virtual Annual Meeting as a registered stockholder will be able to access the list and you will be required to provide the 15-digit control number found on your Notice, proxy card and electronic notification that was mailed or made available to you on or about April 7, 2022.

Universal Health Services, Inc. 2022 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of March 24, 2022, the number of shares of our equity securities and the percentage of each class beneficially owned, within the meaning of Securities and Exchange Commission Rule 13d-3, and the percentage of our general voting power currently held, by (i) all stockholders known by us to own more than 5% of any class of our equity securities, (ii) all of our directors and nominees who are stockholders, (iii) the executive officers named in the Summary Compensation Table and (iv) all directors and executive officers as a group. Except as otherwise specified, the named beneficial owner has sole voting and investment power.

	Title of Class
Name and Address of Beneficial Owner(1)	Class A Common Stock(2)			Class B Common Stock(2)			Class C Common Stock(2)		Class D Common Stock(2)		Percentage of General Voting Power(3)
	Shares		%	Shares		%	Shares	%	Shares	%

Alan B. Miller	5,163,885	(6)(17)(20)	78.5%	8,846,421	(4)(11)(12)(18)(21)	11.9%	661,688	100%	—	—	86.5%

Marc D. Miller	1,641,815	(7)(15)(17)(22)	25.0%	2,773,569	(4)(11)(14)(18)(19)	4.0%	—	—	—	—	2.7%

Elliot J. Sussman, M.D. The Villages Health 3619 Kiessel Road The Villages, FL 32163	—		—	12,500	(11)	(5)	—	—	—	—	(5)

Maria R. Singer 245 Park Avenue New York, NY 10167	—		—	7,500	(11)	(5)	—	—	—	—	(5)

Warren J. Nimetz Norton Rose Fulbright US LLP 1301 Avenue of the Americas New York, NY 10019	799,830	(13)(16)(20)(22)	—	996,256	(4)(11)(14)	(5)	—	—	—	—	(5)

Lawrence S. Gibbs 48 Crescent Road Livingston, NJ 07039	—		—	26,869	(11)	(5)	—	—	—	—	(5)

Eileen C. McDonnell The Penn Mutual Life Insurance Company 600 Dresher Road Horsham, PA 19044	—		—	16,077	(11)	(5)	—	—	—	—	(5)

Steve G. Filton	—		—	457,201	(8)(11)	(5)	—	—	—	—	(5)

Marvin G. Pember	—		—	200,716	(11)	(5)	—	—	—	—	(5)

Matthew J. Peterson	—		—	48,455	(11)	(5)	—	—	—	—	(5)

BlackRock, Inc. 55 East 52nd Street New York, NY 10055	—		—	4,913,253	(9)	7.3%	—	—	—	—	(5)

First Eagle Investment Management, LLC 1345 Avenue of the Americas New York, NY 10105	—		—	4,099,131	(10)	6.1%	—	—	—	—	(5)

FMR LLC 245 Summer Street Boston, MA 02210	—		—	5,433,130	(23)	8.1%	—	—	—	—	(5)

Invesco Ltd. 1555 Peachtree Street NE Suite 1800 Atlanta, GA 30309	—		—	3,811,217	(24)	5.7%	—	—	—	—	(5)

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	—		—	7,709,190	(25)	11.5%	—	—	—	—	1.2%

All directors & executive officers as a group (10 persons)	6,574,600		99.96%	11,783,208		15.4%	661,688	100.0%	—	—	89.8%

(1)	Unless otherwise shown, the address of each beneficial owner is c/o Universal Health Services, Inc., Universal Corporate Center, 367 South Gulph Road, King of Prussia, PA 19406.

(2)	Each share of Class A, Class C and Class D Common Stock is convertible at any time into one share of Class B Common Stock.

Universal Health Services, Inc. 2022 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management

(3)

As to matters other than the election of directors, holders of Class A, Class B, Class C and Class D Common Stock vote together as a single class. Each share of Class A Common Stock entitles the holder thereof to one vote; each share of Class B Common Stock entitles the holder thereof to one-tenth of a vote; each share of Class C Common Stock entitles the holder thereof to 100 votes (provided the holder of Class C Common Stock holds a number of shares of Class A Common Stock equal to ten times the number of shares of Class C Common Stock that holder holds); and each share of Class D Common Stock entitles the holder thereof to ten votes (provided the holder of Class D Common Stock holds a number of shares of Class B Common Stock equal to ten times the number of shares of Class D Common Stock that holder holds).

(4)	Includes shares issuable upon the conversion of Classes A, C and/or D Common Stock.

(5)	Less than 1% of the class of stock or general voting power.

(6)	Includes 400,000 shares of Class A Common Stock that are beneficially owned by Mr. Alan Miller and are held by Mr. Alan Miller in trust for the benefit of his spouse.

(7)

Includes 337,321 shares of Class A Common Stock which are held by three trusts (the “2002 Trusts”) for the benefit of certain of Alan B. Miller’s family members of which Marc D. Miller (who is the Chief Executive Officer and President, director and the son of Alan B. Miller) and Mr. Nimetz are trustees; and 532,194 shares held by the A. Miller Family, LLC, whose members are the 2002 Trusts. Marc D. Miller is the sole manager of the A. Miller Family, LLC and during his tenure as such, has voting and dispositive power with respect to the Class A Common Stock held by the A. Miller Family, LLC and sole voting and dispositive power with respect to the shares held by the 2002 Trusts. Mr. Nimetz disclaims beneficial interest in all shares held by the 2002 Trusts and the A. Miller Family LLC. Marc D. Miller disclaims beneficial interest in the shares held by the 2002 Trusts and the A Miller Family LLC other than those of which Marc Miller is the beneficiary.

(8)

Includes 161,000 shares of Class B Common Stock which are held by two Irrevocable Trusts. Mr. Filton is the Trustee and beneficiary of The Betsy H. Filton 2020 Irrevocable Trust (80,500 shares) and disclaims beneficial ownership of The Steve G. Filton 2020 Irrevocable Trust, of which Mr. Filton’s spouse is the Trustee and beneficiary (80,500 shares).

(9)

These securities are held by Blackrock, Inc. and its subsidiaries. Blackrock, Inc. has sole power to vote with respect to 4,412,517 shares of our Class B Common Stock and sole power to dispose or to direct the disposition of 4,913,253 shares of our Class B Common Stock. Information is based on Amendment No. 13 to Schedule 13G dated January 28, 2022.

(10)

These securities are held by First Eagle Investment Management, LLC and its subsidiaries. First Eagle Investment Management, LLC has sole power to vote with respect to 3,814,326 shares of our Class B Common Stock and sole power with respect to 4,099,131 shares to dispose or to direct the disposition of 4,099,131 shares of our Class B Common Stock. Information is based on Schedule 13G dated February 10, 2022.

(11)

Includes 2,193,384 shares issuable pursuant to stock options to purchase Class B Common Stock held by our directors and executive officers and exercisable within 60 days of March 24, 2022 as follows: Elliot J. Sussman, M.D. (12,500); Alan B. Miller (1,421,056); Marc D. Miller (295,966); Lawrence S. Gibbs (25,000); Eileen C. McDonnell (12,500); Steve G. Filton (181,536); Warren Nimetz (25,000); Matthew J. Peterson (48,209); Maria R. Singer (12,500); and Marvin G. Pember (164,117).

(12)	Includes 138,127 shares held by the three 2021 Grantor Retained Annuity Trusts. Alan B. Miller has sole dispositive power and sole voting power with respect to these shares.

(13)

Does not include: (i) 337,321 shares of Class A Common Stock which are held by the 2002 Trusts of which Mr. Nimetz is a trustee; (ii) 532,194 shares of Class A Common Stock which are held by A. Miller Family, LLC whose members are the 2002 Trusts. Marc Miller has sole voting and dispositive power with respect to the shares held by A. Miller Family LLC. Mr. Nimetz disclaims any beneficial interest in the shares.

(14)

Includes 171,426 shares held by the three 2011 Family Trusts for the benefit of Alan B. Miller’s three children. Warren Nimetz and Marc D. Miller are both Trustees. Marc D. Miller has sole voting power with respect to these shares. Mr. Nimetz disclaims beneficial ownership of all shares and Marc D. Miller disclaims beneficial ownership of the shares held by the Trust for the benefit of Abby Miller King (55,763) and the Trust for the benefit of Marni Spencer (55,763).

(15)

Includes 237,800 shares held by the 2012 Family Trust for the benefit of Abby Miller King and Marni Spencer. Warren Nimetz and Marc D. Miller are both Trustees. Marc D. Miller has sole voting power with respect to these shares. Mr. Nimetz and Marc D. Miller disclaim beneficial ownership of these shares.

(16)

Includes 356,700 shares held by the 2012 Family Trust for the benefit of Alan B. Miller’s three children. Warren Nimetz is the sole Trustee of the 2002 Trust for the benefit of Marc D. Miller (which holds 118,900 shares) and Mr. Nimetz has sole voting power with respect to Marc D. Miller’s shares. Mr. Nimetz and Marc D. Miller are both Trustees of the Trusts for the benefit of Abby Miller King and Marni Spencer which each hold 118,900 shares. Marc D. Miller has sole voting power with respect to these shares. Mr. Nimetz and Marc D. Miller disclaim beneficial ownership of these shares.

(17)

Includes 350,000 shares held by three separate limited liability companies 100% of the interests of which are held by Alan B. Miller and the three 2002 Trusts for the benefit of Alan B. Miller’s three children. Alan B. Miller has the sole dispositive power and Marc D. Miller has sole voting power with respect to these shares. Marc D. Miller disclaims beneficial ownership of the shares held by the 2002 Trust for the benefit of Abby Miller King (100,000) and the shares held by the 2002 Trust for the benefit of Marni Spencer (100,000). Mr. Nimetz disclaims beneficial ownership of these shares.

(18)

Includes 400,000 shares held by the three separate limited liability companies, 100% of the interests of which are held by Alan B. Miller and the three 2002 Trusts for the benefit of Alan B. Miller’s three children. Alan B. Miller has the sole dispositive power and Marc D. Miller has sole voting power with respect to these shares. Marc D. Miller disclaims beneficial ownership of the shares held by and the 2002 Trust for the benefit of Abby Miller King (100,000) and the shares held by the 2002 Trust for the benefit of Marni Spencer (100,000). Mr. Nimetz disclaims beneficial ownership of these shares.

(19)

Includes 110,172 shares held by the three 2002 Trusts for the benefit of Alan B. Miller’s three children. Warren Nimetz is a Trustee and disclaims beneficial ownership of these shares. Marc D. Miller is a Trustee and has sole voting and dispositive power with respect to these shares and Marc D. Miller disclaims beneficial ownership interest of the shares held by the 2002 Trust for the benefit of Abby Miller King (22,815) and the shares held by the 2002 Trust for the benefit of Marni Spencer (43,247).

(20)

Includes 258,630 shares held by The Alan B. Miller 2002 Trust. Warren Nimetz is the Trustee of the Trust and has sole voting and dispositive power with respect to these shares. Mr. Nimetz disclaims any beneficial interest in the shares.

(21)	Excludes 9,810 shares in The Alan and Jill Miller Foundation.

(22)

Includes 184,500 shares of Class A Common Stock which are held by three sub-trusts (the “2017 Sub-Trusts”) for the benefit of certain of Alan B. Miller’s family members of which Marc D. Miller and Mr. Nimetz are trustees. Marc D. Miller has sole voting and dispositive power with respect to these shares. Marc D. Miller disclaims beneficial ownership interest of shares held by the 2017 Sub-Trust for the benefit of descendants of Abby Miller King (61,500) and shares held by the 2017 Sub-Trust for the benefit of descendants of Marni Spencer (61,500). Mr. Nimetz disclaims beneficial ownership of all these shares.

(23)

These securities are held by FMR LLC and its subsidiaries. FMR LLC has sole power to vote with respect to 845,673 shares of our Class B Common Stock and sole power with respect to 5,433,130 shares to dispose or to direct the disposition of 5,433,130 shares of our Class B Common Stock. Information is based on Amendment No. 0 to Schedule 13G dated February 8, 2022.

Universal Health Services, Inc. 2022 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management

(24)

These securities are held by Invesco Ltd. and its subsidiaries. Invesco Ltd. has sole power to vote with respect to 3,691,037 shares of our Class B Common Stock and sole power to dispose or to direct the disposition of 3,811,217 shares of our Class B Common Stock. Information is based on Schedule 13G dated February 11, 2022.

(25)

These securities are held by The Vanguard Group and its subsidiaries. Vanguard Group has shared power to vote or direct the vote with respect to 119,789 shares of our Class B Common Stock and shared power to dispose with respect to 297,195 shares and sole power with respect to 7,411,995 shares to dispose or to direct the disposition of 7,709,190 shares of our Class B Common Stock. Information is based on Amendment No. 9 to Schedule 13G dated February 9, 2022.

Equity Compensation Plan Information

The table below provides information, as of the end of December 31, 2021, concerning securities authorized for issuance under our equity compensation plans.

Plan Category(1.)	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(2.)	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance under Equity Compensation Plan (excluding securities reflected in column (a))(3.)(4.)

Equity compensation plans approved by security holders	8,556,115	$116.80	3,660,667

Total	8,556,115	$116.80	3,660,667

(1.)	Shares of Class B Common Stock.

(2.)

As of March 24, 2022, there were approximately 9,081,562 options outstanding with an approximate weighted-average exercise price of $121.57 and weighted average remaining term of approximately 3.16 years. All current outstanding stock options have terms that do not exceed five years. There were approximately 101,727 full-value shares outstanding as of March 24, 2022. Additionally, as of March 24, 2022, there were approximately 269,555 full-value restricted stock units outstanding and 73,782 performance-based restricted stock units outstanding. The restricted stock units do not have any voting rights.

(3.)	As of March 24, 2022, the Company’s 2020 Omnibus Stock and Incentive Plan had approximately 487,761 shares remaining for future issuance.

(4.)

For purposes of determining the remaining number of shares subject to the Company’s 2020 Omnibus and Stock Incentive Plan, each share underlying a stock option or SAR shall be counted as one (1) share, while all other awards, including full-value restricted stock or units, shall be counted as four (4) shares against the reserve balance for future issuance.

Universal Health Services, Inc. 2022 Proxy Statement

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Restated Certificate of Incorporation provides for a Board of Directors of not fewer than three members nor more than nine members. The Board of Directors is currently comprised of seven members, and is divided into three classes, with members of each class serving for a three-year term. At each Annual Meeting of Stockholders, directors are chosen to succeed those in the class whose term expires at such Annual Meeting and, in the case of this Annual Meeting, directors will be elected as Class II directors. Under our Restated Certificate of Incorporation, holders of shares of our outstanding Class B and Class D Common Stock (voting together as a single class) are entitled to elect 20% (but not less than one) of the directors, currently two directors, one in Class II and one in Class III, and the holders of Class A and Class C Common Stock (voting together as a single class) are entitled to elect the remaining five directors, three in Class I, one in Class II, and one in Class III.

The persons listed below include our Board of Directors and nominees. The terms of the current Class II directors, Mr. Warren J. Nimetz and Ms. Maria R. Singer expire at the 2022 Annual Meeting. Mr. Warren J. Nimetz has been nominated to be elected by the holders of Class A and C Common Stock and Ms. Maria R. Singer has been nominated to be elected by the holders of Class B and D Common Stock. We have no reason to believe that any of the nominees will be unavailable for election; however, if either nominee becomes unavailable for any reason, the shares represented by the Proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee. All nominees have consented to be named and have indicated their intent to serve if elected. The following information is furnished with respect to each of the nominees for election as a director and each member of the Board of Directors whose term of office will continue after the meeting.

The Board of Directors believes that it is essential that its members represent diverse viewpoints, with a broad array of experiences, professions, skills, geographic representation and backgrounds, including diversity of gender and race that, when considered as a group, provide a sufficient mix of perspectives to allow the Board of Directors to best fulfill its responsibilities to the long-term interests of our stockholders. The Board has two female members, one of whom, Eileen McDonnell serves as lead director and has refreshed the Board by replacing 60% of the non-management members of the Board within the last four years. The Board believes that it is important to further increase the diversity of the Board. In that regard the Nominating and Governance Committee has recommended to the Board and the Board has agreed to actively seek and is committed to add a member of an underrepresented minority group to the Board within the next year. The Company’s executive recruiter has recently commenced the candidate search.

Director Nominees

Class II Directors

Warren J. Nimetz
Director Since: 2018 Age: 65	Class of Stockholders Entitled to Vote: • A Common • C Common	Committee Membership: • Executive • Finance

Business Experience

Mr. Nimetz is a Partner at the law firm of Norton Rose Fulbright US LLP and has been an attorney since 1979. We utilized during the year ended December 31, 2021, and currently utilize, the services of Norton Rose Fulbright US LLP as outside counsel.

Universal Health Services, Inc. 2022 Proxy Statement

Proposal No. 1

Maria R. Singer
Director Since: 2020 Age: 48	Class of Stockholders Entitled to Vote: • B Common • D Common	Committee Membership: • Audit • Finance • Nominating and Governance • Quality and Compliance

Business Experience

Ms. Singer is Chief Operating Officer, Corporate Finance at Houlihan Lokey. She previously served as Managing Director and COO of Blackstone Advisory Partners from 2008-2015. She served in various roles at Lehman Brothers, Inc. from 2002-2008, including Senior Vice President, Office of the Chairman and Senior Vice President, Debt Capital Markets.

Directors whose Terms Expire in 2023

Class III Directors

Alan B. Miller
Director Since: 1978 Age: 84	Class of Stockholders Entitled to Vote: • A Common • C Common	Committee Membership: • Executive (Chair) • Finance (Chair)

Business Experience

Mr. Alan B. Miller, who had previously served as our Chief Executive Officer since our inception in 1978, stepped down from that role effective as of January 1, 2021 and assumed the role of Executive Chairman of the Board. Prior to 1978, Mr. Alan B. Miller was Chairman of the Board, Chief Executive Officer and President of American Medicorp, Inc. Mr. Alan B. Miller continues to serve as Chairman of the Board of Trustees, Chief Executive Officer and President of Universal Health Realty Income Trust. He is the father of Marc D. Miller, a Director, and our Chief Executive Officer and President.

Lawrence S. Gibbs
Director Since: 2011 Age: 50	Class of Stockholders Entitled to Vote: • B Common • D Common	Committee Membership: • Audit • Compensation • Nominating and Governance • Quality and Compliance

Business Experience

Product Manager at AIG, artificial intelligence platform, since 2019. Previously served in various portfolio manager and chief investment officer roles including Chief Investment Officer at Erdos Capital and Portfolio Manager, Chief Investment Office at JP Morgan Chase Bank NA.

Universal Health Services, Inc. 2022 Proxy Statement

Proposal No. 1

Directors whose Terms Expire in 2024

Class I Directors

Elliot J. Sussman, M.D.
Director Since: 2018 Age: 70	Class of Stockholders Entitled to Vote: • A Common • C Common	Committee Membership: • Audit • Compensation • Nominating and Governance (Chair) • Quality and Compliance (Chair)

Business Experience

Chairman of The Villages Health. Former President and Chief Executive Officer of Lehigh Valley Hospital and Health Network from 1993 to 2010. A member of the Board of Directors of Yale New Haven Health System since 2011. Chair of Board of Directors of North East Medical Group, a wholly owned subsidiary of Yale New Haven Health System.

Marc D. Miller
Director Since: 2006 Age: 51	Class of Stockholders Entitled to Vote: • A Common • C Common	Committee Membership: • Executive • Finance

Business Experience

Appointed as our Chief Executive Officer in January 2021 and continues to serve as President. Previously served as Senior Vice President and Co-Head of our Acute Care Division since 2007 and served as a Vice President since 2004. Also served in various roles in our Acute Care Division since 2003 and served in other management positions at various hospitals from 1999 to 2003. Currently serves as a member of the Board of Trustees of Universal Health Realty Income Trust and as a member of the Board of Directors of Premier, Inc. Son of Alan B. Miller, our Executive Chairman, and former Chief Executive Officer.

Eileen C. McDonnell
Director Since: 2013 Age: 59	Class of Stockholders Entitled to Vote: • A Common • C Common	Committee Membership: • Audit (Chair) • Compensation (Chair) • Executive

Business Experience

Ms. McDonnell currently serves as Executive Chairman of The Penn Mutual Life Insurance Company. Ms. McDonnell joined Penn Mutual in 2008 and previously served as Chairman and Chief Executive Officer, prior to her retirement in December 2021. She was also appointed to The Penn Mutual Board of Trustees in 2010. Ms. McDonnell also serves as a Director of the Insurance Federation of Pennsylvania and is a national advisor to VisionForward, an initiative of Drexel University College of Medicine Institute for Women’s Health and Leadership.

See the “Corporate Governance” section for additional information about our Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THESE

NOMINEES AS DIRECTORS.

Universal Health Services, Inc. 2022 Proxy Statement

PROPOSAL NO. 2

AMENDMENT AND RESTATEMENT OF 2020 OMNIBUS STOCK AND INCENTIVE PLAN

On March 23, 2022, the Board of Directors adopted an amendment and restatement of our 2020 Omnibus Stock and Incentive Plan (the “2020 Stock Incentive Plan”), subject to the approval of our stockholders at the 2022 Annual Meeting. The amendment adopted by the Board would:

•	increase the number of shares of our Class B Common Stock that may be issued under the 2020 Stock Incentive Plan by 6.0 million (to 12.1 million shares from 6,100,000 shares); and

•	reduce the maximum term of awards from 10 years to five years.

We are not seeking stockholder approval of any other changes to the 2020 Stock Incentive Plan. The full text of the Amended and Restated 2020 Stock Incentive Plan is attached hereto as Exhibit A.

As of March 24, 2022, awards with respect to approximately 4.1 million shares, net of cancellations, of our Class B Common Stock had been issued under the 2020 Stock Incentive Plan, of which awards for approximately 4.1 million shares were outstanding (with a weighted-average option price of $142.17 per share and a weighted-average remaining term of 4.4 years). All current outstanding stock options have terms that do not exceed five years. In addition, there were approximately 304,565 full-value restricted stock units, net of cancellations, issued under the 2020 Stock Incentive Plan, of which approximately 269,555 are outstanding as of March 24, 2022. Additionally, there were 73,782 performance-based restricted stock units issued, all of which remain outstanding as of March 24, 2022. The restricted stock units do not have any voting rights. Only approximately 487,761 shares remained available for future grants (assuming full vesting and exercise of all of the then outstanding awards). On March 24, 2022, the closing price of a share of Class B Common Stock, as reported on the New York Stock Exchange, was $146.35.

The Board of Directors believes that the 6.0 million share increase covered by the proposal should be sufficient to enable us to continue making an adequate level of awards under the 2020 Stock Incentive Plan for approximately two more years, based upon the grant levels during the past ten years. If an increase in the number of authorized shares is not approved, the number of remaining available shares would be insufficient to cover an appropriate level of awards for even one year. The Board of Directors believes that reducing the maximum term of awards under the 2020 Stock Incentive Plan will provide the Company with greater flexibility in respect of future grants under the plan with no adverse effect, given that the Company has never granted awards under with a term greater than five years.

Long-term equity incentive compensation has been and is expected to continue to be a necessary and key component of our overall compensation program. The Board believes that our ability to grant equity-based incentive compensation under the 2020 Stock Incentive Plan enables us to meet several important objectives, including, for example, fostering an ownership mentality that aligns the interests of our management and other key personnel with those of our stockholders, and enabling us to recruit, attract, motivate, reward and retain qualified individuals whose skills, experience and efforts contribute to the success of our business and the enhancement of stockholder value. If this proposal is not approved, we will run out of shares and lose our main vehicle for providing equity-based incentive opportunities to our employees. The Board believes this would present serious challenges to our ability to attract and retain management and other key personnel and, if not addressed in other ways, would be detrimental to our business and the interests of our stockholders. Our executive officers and directors have an interest in the continuation of the 2020 Stock Incentive Plan because they are eligible for awards under the 2020 Stock Incentive Plan.

Description of 2020 Stock Incentive Plan

The following summary describes the principal features of the 2020 Stock Incentive Plan and is qualified in its entirety by reference to the full text of the plan document, which is attached hereto as Exhibit A.

Purpose

The purpose of the 2020 Stock Incentive Plan is to advance the interests of the Company and increase stockholder value by providing additional incentives to attract, retain and motivate those qualified and competent employees, directors, and consultants upon whose efforts and judgment its success is largely dependent.

Universal Health Services, Inc. 2022 Proxy Statement

Proposal No. 2

Eligibility

Awards may be granted pursuant to the 2020 Stock Incentive Plan to any of our present or future employees, consultants and outside directors. Actual selection of any eligible individual to receive an award pursuant to the 2020 Stock Incentive Plan is within the sole discretion of the Compensation Committee or its authorized delegate (where applicable, references herein to the Compensation Committee are inclusive of its authorized delegate). “Incentive stock options” may be granted only to employees, and all other awards may be granted to either employees, consultants or outside directors.

Types of Awards

The 2020 Stock Incentive Plan authorizes the granting of “incentive stock options” and “non-qualified stock options” to purchase shares of our common stock. The maximum number of shares of common stock available for issuance pursuant to incentive stock options granted under the 2020 Stock Incentive Plan is the same as the number of shares of common stock available for issuance under the 2020 Stock Incentive Plan. In accordance with the rules under the Internal Revenue Code of 1986, as amended, for incentive stock options, the 2020 Stock Incentive Plan provides that incentive stock options granted to any particular employee may not “vest” for more than $100,000 in fair market value of the common stock (measured on the grant date) in any calendar year. If incentive stock options granted to a participant would vest for more than $100,000 in any calendar year, then such incentive stock options will, to such extent, be treated as non-statutory stock options. Unless the context otherwise requires, the term “options” includes both incentive stock options and non-qualified stock options.

The 2020 Stock Incentive Plan also authorizes awards of restricted stock. A restricted stock award is the grant of shares of our common stock that are nontransferable and may be subject to substantial risk of forfeiture until specific conditions are met. The vesting and number of shares of a restricted stock award may be determined by the Compensation Committee. Except as otherwise provided in the agreement granting the restricted stock award, the recipient of restricted stock will have all of the rights of a stockholder, including with respect to voting rights, other than the right to receive dividends on unvested restricted stock (although the agreement granting the restricted stock award may allow for the accrual of dividend equivalents on unvested restricted stock).

The 2020 Stock Incentive Plan also authorizes the granting of stock appreciation rights, or SARs. A SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of our common stock on the date of exercise of the SAR over the grant price of the SAR (which grant price may not be less than the fair market value of a share of our common stock on the date of grant of the SAR). SARs may be granted under the 2020 Stock Incentive Plan in tandem with other awards.

The 2020 Stock Incentive Plan also authorizes awards of restricted stock units that, that once vested (based on the criteria the Compensation Committee establishes, which may be based on the passage of time or the attainment of performance-based conditions), may be settled in a number of shares of our common stock equal to the number of units earned, or in cash equal to the fair market value of the number of shares of our common stock (or a combination of stock and cash) earned in respect of the number of units earned.

The 2020 Stock Incentive Plan also authorizes awards of restricted stock units and awards intended to be performance-based awards that are payable in stock, cash, or a combination of stock and cash. Any performance-based awards granted will vest upon the achievement of performance objectives. The Compensation Committee will establish the performance measure as well as the length of the performance period.

Administration

The 2020 Stock Incentive Plan is administered by the Compensation Committee (or by the Board of Directors to the extent reserved or determined by the Board of Directors). The Compensation Committee has the authority to interpret and adopt rules and regulations for carrying out the 2020 Stock Incentive Plan. All decisions and acts of the Compensation Committee shall be final and binding on all participants under the 2020 Stock Incentive Plan.

The Compensation Committee will have the full power and authority under the 2020 Stock Incentive Plan to:

•	Designate participants to receive awards;

•	Determine the type or types of awards to be granted to each participant;

Universal Health Services, Inc. 2022 Proxy Statement

Proposal No. 2

•	Determine the number of awards to be granted and the number of shares to which an award will relate;

•

Determine the terms and conditions of any award, including, but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an award, based in each case on such considerations as the Compensation Committee in its sole discretion determines;

•

Determine whether, to what extent, and pursuant to what circumstances an award may be settled in, or the exercise price of an award may be paid in, cash, shares, other awards, or other property, or an award may be canceled, forfeited, or surrendered;

•	Prescribe the form of each award agreement, which need not be identical for each participant;

•	Decide all other matters that must be determined in connection with an award;

•	Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the 2020 Stock Incentive Plan;

•

Suspend or terminate the 2020 Stock Incentive Plan at any time provided that such suspension or termination does not impair rights and obligations under any outstanding award without written consent of the affected participant;

•	Interpret the terms of, and any matter arising pursuant to, the 2020 Stock Incentive Plan or any award agreement thereunder; and

•

Make all other decisions and determinations that may be required pursuant to the 2020 Stock Incentive Plan or as the Compensation Committee deems necessary or advisable to administer the 2020 Stock Incentive Plan.

Authorized Shares and Share Counting Method

Subject to the approval of the Amendment and Restatement of the 2020 Stock Incentive Plan at the 2022 Annual Meeting, a total of 12.1 million shares of our common stock (subject to adjustment as discussed below) may be issued under the 2020 Stock Incentive Plan. Authorized shares are counted and subject to adjustments, as described below:

•	Shares that are subject to stock options and SARs shall be counted as one share for every one share subject to stock options and SARs.

•

Shares that are subject to restricted stock awards, restricted stock unit awards, performance shares and other share-based awards shall be counted as four shares for every one share subject to such awards.

•

The following shares shall not be added to the number of shares authorized: shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation related to any award; shares not issued or delivered as a result of the net settlement of an outstanding stock option or SAR; and shares repurchased by us on the open market with the cash proceeds of the exercise price from stock options.

•

To the extent that any share-based award under the 2020 Stock Incentive Plan terminates, expires, is cancelled or is paid in cash, the available shares subject to such award shall remain available shares; shares will be added back as one share if they were subject to a stock option or a SAR and as four shares if they were subject to a restricted stock award, restricted stock unit award, performance share or other share-based award.

•	Substitute awards issued in connection with acquiring other companies shall neither increase nor decrease the shares authorized under the 2020 Stock Incentive Plan.

Granting of Awards

The Compensation Committee may from time to time grant awards in its discretion. In granting awards, the Compensation Committee may take into consideration the contribution the eligible person has made or may be reasonably expected to make to our success and such other factors as the Compensation Committee determines. The number of discretionary grants to be made under the 2020 Stock Incentive Plan in the future to our directors and executive officers, including our named executive officers, and the dollar values of such grants, are not determinable.

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Proposal No. 2

Exercise Price of Options and Grant Price of SARs

The exercise price of options granted under the 2020 Stock Incentive Plan shall be any price determined by the Compensation Committee, but may not be less than the fair market value of our common stock on the date of grant. The exercise price of incentive stock options shall not be less than 110% of the fair market value on the date of grant if the optionee owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of our stock.

The grant price of SARs granted under the 2020 Stock Incentive Plan shall be determined by the Compensation Committee, and may not be less than the fair market value of our common stock on the date of grant.

Price of Restricted Stock

The price, if any, to be paid by a recipient for restricted stock awarded under the 2020 Stock Incentive Plan shall be determined by the Compensation Committee. As a condition to the grant of a restricted stock award, if required by applicable law, the Compensation Committee will require the person receiving the award to pay to us an amount equal to the par value of the restricted stock granted under the award.

Payment of Exercise Price

Unless further limited by the Compensation Committee, the exercise price of an option shall be paid solely in cash, by certified or cashier’s check, by wire transfer, by money order, by personal check, by delivery of shares of our common stock if expressly permitted by the terms of the option (including withholding of shares otherwise deliverable upon exercise of the option by “net exercise” or otherwise), by promissory note bearing interest at no less than such rate as shall then preclude the imputation of interest under the Internal Revenue Code of 1986, as amended, other property acceptable to the Committee, or by a combination of the foregoing. If the exercise price is paid in whole or in part with shares of our common stock, the value of the shares surrendered shall be their fair market value on the date surrendered.

Restrictions on Transfer of Awards

No award granted under the 2020 Stock Incentive Plan is transferable otherwise than by will or by the laws of descent and distribution. However, the Committee by express provision in the award or an amendment thereto may permit awards to be transferred (without consideration) to, exercised by and paid to certain persons or entities related to the participant, including, but not limited to, members of the participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the participant’s family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Compensation Committee, pursuant to such conditions and procedures as the Compensation Committee may establish.

During the lifetime of a participant, each award will be exercisable only by the participant or the guardian or legal representative of the participant.

Restrictions on Transfer of Restricted Stock

A participant may not sell, transfer, assign or pledge shares of restricted stock until the shares have vested. Stock certificates representing the restricted stock shall be held by us bearing a legend to restrict transfer of the certificate until the restricted stock has vested. At the time the restricted stock vests, a certificate for the vested shares will be delivered to the participant and, if the award agreement so provides, dividend equivalents accrued on the restricted stock from the date of grant.

Exercisability of Options and SARs

Each option and SAR shall become exercisable in whole or in part and cumulatively, and shall expire, according to the terms of the option or the SAR, as applicable, to the extent not inconsistent with the express provisions of the 2020 Stock Incentive Plan. In addition, in the case of the grant of an option to an officer, the Compensation Committee may provide that no shares acquired on the exercise of such option shall be transferable during such six month period following the date of grant of such option.

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Proposal No. 2

The Compensation Committee, in its sole discretion, may accelerate the date on which all or any portion of an otherwise un-exercisable option or SAR may be exercised or a restriction will lapse.

Vesting of Restricted Stock and Restricted Stock Units

In granting restricted stock and restricted stock unit awards, the Compensation Committee, in its sole discretion, may determine the terms and conditions under which such awards shall vest.

The Compensation Committee also has the right, exercisable in its sole discretion, to accelerate the date on which restricted stock and restricted stock units may vest or otherwise waive or amend any conditions in respect of a grant of restricted stock or restricted stock units.

Dividends and Dividend Equivalents

The Compensation Committee may provide that any award (other than options and SARs) shall earn dividends or dividend equivalents (payable in cash or additional shares, or a combination of cash and shares). Notwithstanding the foregoing, dividends or dividend equivalents may not be paid with respect to any award that is subject to the achievement of performance criteria (including time-based vesting conditions), unless and until the relevant performance criteria have been satisfied. Generally, holders of restricted stock and restricted stock units receive dividend equivalents which are subject to vesting in line with the underlying award to which they relate. No dividends or dividend equivalents will be paid on options or SARs.

Minimum Vesting Requirement

A one-year minimum vesting requirement will generally apply to all awards, except for a limited carve-out with respect to awards for up to 5% of the total number of shares that are available for new awards as of the effective date of the 2020 Stock Incentive Plan. In addition, the one-year minimum vesting requirement does not apply to awards granted to non-employee directors that vest on the earlier of the one-year anniversary of the grant date and the next annual meeting of stockholders that occurs at least 50 weeks after the prior year’s annual meeting.

Terms of Performance Awards

The Compensation Committee may grant performance awards to any person who is eligible to receive an award pursuant to the 2020 Stock Incentive Plan which are conditioned on the satisfaction of performance objectives, including those comprising one or more of the performance measures under a performance-based award, as the Compensation Committee, in its sole discretion, may select.

Performance-based awards, in the sole discretion of the Compensation Committee, may be made in the form of:

•

Shares or unit equivalents to shares of our common stock (including, without limitation, shares of restricted stock subject to restrictions that will lapse on the basis of the satisfaction of the selected performance measure(s));

•	cash; or

•	a combination of shares of our common stock and cash.

The Compensation Committee shall establish the performance measures which will be required to be satisfied during the performance period in order to earn the amounts specified in a performance-based award, as well as the duration of any performance period, each of which may differ with respect to each covered person, or with respect to separate performance-based awards issued to the same covered person. The performance measures may be one or more (or a combination) of the following:

•	pre-tax income, after-tax income or adjusted net income;

•	earnings per share (basic or diluted), adjusted earnings per share (basic or diluted);

•

earnings, including one or more of operating income, earnings before or after interest, depreciation, amortization, rent (or restructuring) costs, adjusted EBITDA, adjusted EBITDAR, economic earnings, or extraordinary or special items or book value per share (which may exclude nonrecurring items);

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Proposal No. 2

•	operating profit;

•	revenue, revenue growth or rate of revenue growth;

•	return on assets (gross or net), return on investment, return on capital, or return on equity;

•	operating expenses;

•	total stockholder return or stock price appreciation;

•	cash flow, free cash flow, cash flow return on investment (discounted or otherwise), or net cash provided by operations;

•	implementation or completion of critical projects or processes;

•	acquisition financing;

•	cumulative earnings per share growth;

•	operating margin or profit margin;

•	containment of our expenses;

•	expense targets, reductions and savings, productivity and efficiencies;

•

strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, employee satisfaction, human resources management, supervision of litigation and/or information technology goals, goals relating to acquisitions, divestitures, joint ventures and/or similar transactions and/or goals relating to budget comparisons;

•

personal professional objectives, including, without limitation, any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions;

•	any combination of, or a specified increase or decrease in, any of the foregoing; and

•

any other criteria as determined by the Committee in its sole discretion, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group or securities or stock market index.

Expiration of Options

The expiration date of an option will be determined by the Compensation Committee at the time of the grant. However, unless the terms of the option expressly provide for a different date of termination, the unexercised portion of the option shall automatically and without notice terminate and become null and void on the earlier of:

•	the date that holder ceases to be employed by or provide services to us, if such cessation is for “Cause,” as defined in the 2020 Stock Incentive Plan;

•	three months following the date on which the holder ceases to be employed by or provide services to us for any reason other than because of the holder’s death or disability or for Cause;

•	the first anniversary of the date on which the holder ceased to be employed by or provide services to us by reason of the holder’s death or disability; or

•	the fifth anniversary of the date of grant.

Change in Control

In the event of the occurrence of a “change in control” as defined in the 2020 Stock Incentive Plan, outstanding awards may be assumed by, or converted into an award with respect to shares of common stock of, the successor or acquiring company. If an outstanding award is not assumed by the successor or acquiring company, then the award (to the extent not exercised and whether or not otherwise vested) will be cancelled immediately prior to the change in control in exchange for the right to receive the product of (a) the number of shares still covered by the outstanding award multiplied by (b) the excess, if any, of the per share consideration received by our stockholders over the exercise or base price specified in the award. If the per share transaction value

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Proposal No. 2

is not greater than the exercise or base price under the award, then the award will be cancelled for no consideration. The Board of Directors may accelerate the vesting of an outstanding award in connection with a change in control, whether or not the vesting requirements set forth in the applicable award agreement have been satisfied and whether or not the award is otherwise assumed or substituted by the successor company.

Prohibition on Repricing

Repricing of outstanding stock options or SARs and repurchases of “underwater” stock options or SARs is prohibited without stockholder approval.

Clawback / Recovery

All Awards granted under the 2020 Stock Incentive Plan will be subject to recoupment in accordance with the Company’s recoupment policy. In addition, the Compensation Committee may impose such other clawback, recovery or recoupment provisions on an award as the Compensation Committee determines necessary or appropriate in view of applicable laws, governance requirements or best practices, including, but not limited to, a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause (as determined by the Compensation Committee).

Expiration of the 2020 Stock Incentive Plan

Unless terminated sooner by the Board of Directors, the 2020 Stock Incentive Plan will terminate on May 20, 2030.

Adjustments

The 2020 Stock Incentive Plan provides for adjustments to (a) the aggregate number and kind of shares that may be issued, (b) the terms and conditions of any outstanding awards (including, any applicable performance targets or criteria with respect thereto), and (c) the grant or exercise price per share for outstanding awards, in the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of our assets to stockholders, or any other change affecting the shares or the price of the shares other than an equity restructuring.

Amendments

The Compensation Committee (with the approval of the Board of Directors) may amend or modify the 2020 Stock Incentive Plan at any time, provided that no amendment may, without the approval of our stockholders:

•	increase the number of shares available for issuance under the 2020 Stock Incentive Plan; or

•	permit the Compensation Committee to extend the exercise period for an option beyond five years from the date of grant.

Notwithstanding any provision in the 2020 Stock Incentive Plan to the contrary, absent approval of the stockholders of the Company, no option or SAR may be amended to reduce the per share exercise price of the shares subject to such option or SAR below the per share exercise price as of the date of grant and, except as otherwise permitted in the 2020 Stock Incentive Plan, (a) no option or SAR may be granted in exchange for, or in connection with, the cancellation, surrender or substitution of an option or SAR having a higher per share exercise price and (b) no option or SAR may be cancelled in exchange for, or in connection with, the payment of a cash amount or another award at a time when the option or SAR has a per share exercise price that is higher than the fair market value of a share.

In addition, in general no amendment shall adversely affect in any material way any award previously granted pursuant to the 2020 Stock Incentive Plan without the prior written consent of the participant; provided, however, that an amendment or modification that may cause an incentive stock option to become a non-qualified stock option shall not be treated as adversely affecting the rights of the participant.

Universal Health Services, Inc. 2022 Proxy Statement

Proposal No. 2

Federal Income Tax Consequences

Grants of Options

Under current tax laws, the grant of an option will not be a taxable event to the recipient and we will not be entitled to a deduction with respect to such grant.

Exercise of Incentive Stock Options and Subsequent Sale of Stock

An optionee will not recognize taxable income, and we will not be entitled to any deduction, upon the timely exercise of an incentive stock option if the optionee was our employee at all times from the date the option was granted to the day three months (or, in the case of an employee who is disabled within the meaning of Code Section 22(e)(3), one year) before the date of such exercise. However, the excess of the fair market value of the shares acquired at the time of exercise over the option exercise price will be includable in the employee’s “alternative minimum taxable income” and may therefore be subject to the “alternative minimum tax” imposed on such income. If the optionee holds the shares acquired for at least one year (and two years after the option was granted), gain or loss recognized on the subsequent disposition of the shares will be treated as long-term taxable capital gain or loss. If there is an earlier disposition, the optionee will recognize ordinary taxable income in the year of disposition in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the option exercise price, or (ii) if the disposition is a taxable sale or exchange, the amount of any gain recognized. Any taxable gain recognized on the disposition of the shares in excess of the amount thus taxable as ordinary income will be treated as capital gain, long-term or short-term depending on whether the shares have been held for more than one year. Upon such a disqualifying disposition, we will be entitled to a deduction at the same time and in an amount equal to the ordinary taxable income recognized by the optionee, subject to the limitations of Section 162(m) of the Internal Revenue Code (“Code Section 162(m)”).

If an optionee is not our employee at all times from the date the option was granted to the day three months (or, in the case of an employee who is disabled within the meaning of Code Section 22(e)(3), one year) before the date on which an incentive stock option is exercised, the optionee will recognize ordinary taxable income at the time of exercise equal to the excess of the then fair market value of the shares of our common stock received over the exercise price. The taxable income recognized upon exercise of the option will be treated as compensation income subject to withholding and, subject to the limitations of Code Section 162(m), we will be entitled to deduct as a compensation expense an amount equal to the ordinary income an optionee recognizes with respect to such exercise. When shares of our common stock received upon the exercise of a the option subsequently are sold or exchanged in a taxable transaction, the holder thereof generally will recognize capital gain (or loss) equal to the difference between the total amount realized and the adjusted tax basis in the shares (the exercise price plus the amount of ordinary income recognized at the time of exercise); the character of such gain or loss as long-term or short-term capital gain or loss will depend upon the holding period of the shares following exercise.

Exercise of Non-qualified Options and Subsequent Sale of Stock

Upon the exercise of a non-qualified stock option, an optionee will recognize ordinary income at the time of exercise equal to the excess of the then fair market value of the shares of our common stock received over the exercise price. The taxable income recognized upon exercise of a non-qualified stock option will be treated as compensation income subject to withholding and, subject to the limitations of Code Section 162(m), we will be entitled to deduct as a compensation expense an amount equal to the ordinary income an optionee recognizes with respect to such exercise. When shares of our common stock received upon the exercise of a non-qualified stock option subsequently are sold or exchanged in a taxable transaction, the holder thereof generally will recognize capital gain (or loss) equal to the difference between the total amount realized and the adjusted tax basis in the shares (the exercise price plus the amount of ordinary income recognized at the time of exercise); the character of such gain or loss as long-term or short-term capital gain or loss will depend upon the holding period of the shares following exercise. Special tax rules apply when all or a portion of the exercise price of a non-qualified stock option is paid by the delivery of already owned shares.

Restricted Stock

Except as noted below, a recipient of restricted stock normally will not recognize taxable income upon an award of restricted stock, and we will not be entitled to a deduction, until the termination of the restrictions. Upon such termination, the holder will recognize

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Proposal No. 2

ordinary taxable income in an amount equal to the fair market value of the shares at that time and we will be entitled to a deduction in the same amount and at the same time, subject to the limitations of Code Section 162(m).

However, a holder of restricted stock may elect under Code Section 83(b) (within 30 days following receipt of the stock) to recognize ordinary taxable income in the year the restricted stock is awarded in an amount equal to their fair market value at the time received, determined without regard to the restrictions. In this event, we will be entitled to a deduction in such year in the same amount, subject to the limitations of Code Section 162(m), and any gain or loss recognized by the holder upon subsequent disposition of the shares will be capital gain or loss. If the shares are forfeited pursuant to the restrictions, no deduction will be allowed in respect of the amount previously includable in taxable income because of the election.

The tax basis of restricted stock will be equal to its fair market value at the time the restrictions terminate, and its holding period will begin at that time, except that, if an election is made under Code Section 83(b), then the holding period of the restricted stock will begin at the time received and its tax basis will be equal to its fair market value at that time, determined without regard to the restrictions. Notwithstanding an election under Code Section 83(b), dividends and/or dividend equivalents, and any interest thereon, on restricted stock for which the election has been made will not be includable in the holder’s taxable income until paid to the holder.

Stock Appreciation Rights (SARs)

The grant of either a tandem SAR or a freestanding SAR will not result in any immediate tax consequences to us or the grantee. Upon the exercise of either a tandem SAR or a freestanding SAR, the grantee will recognize ordinary taxable income in an amount equal to any cash received and the fair market value on the exercise date of any shares received. We will be entitled to a deduction in the same amount and at the same time, subject to the limitations of Code Section 162(m).

The grant of stock appreciation rights with respect to a previously granted incentive stock option may constitute a “modification” of the related option. In this event, the option will be treated as having been granted at the time the stock appreciation rights were granted, with the result that the option could not qualify as an incentive stock option if the market price of the stock at that time were greater than the option price.

Restricted Stock Units

The grant of a restricted stock unit will not result in any immediate tax consequences to us or the recipient. When a restricted stock unit is paid out, the recipient will recognize ordinary taxable income in an amount equal to the fair market value of the shares received at that time. We will be entitled to a deduction in the same amount and at the same time, subject to the limitations of Code Section 162(m).

Performance Shares and Performance Units

The grant of a performance share or a performance unit will not result in any immediate tax consequences to us or the recipient. When a performance share or a performance unit is paid out, the recipient will recognize ordinary taxable income in an amount equal to any cash and the fair market value of any shares received at that time. We will be entitled to a deduction in the same amount and at the same time, subject to the limitations of Code Section 162(m).

Payouts of Performance Compensation Awards

The designation of an award of restricted stock or the grant of a restricted stock unit, performance share, or performance unit as a performance compensation award will not change the tax treatment described above to an employee who receives such an award or grant

Dividend Equivalents

Dividend equivalents generally will be taxed at ordinary income rates when paid. In most instances, they will be treated as additional compensation that we will be able to deduct at that time. subject to the limitations of Code Section 162(m).

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Proposal No. 2

Section 409A of the Internal Revenue Code

If an award is subject to Section 409A of the Internal Revenue Code (which relates to nonqualified deferred compensation arrangements) (“Code Section 409A”), and if the requirements of Code Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties to the participants. It is anticipated that all awards made in compliance with the terms of the 2020 Stock Incentive Plan will be exempt from the application of Code Section 409A or will comply with the requirements of Code Section 409A in order to avoid such early taxation and additional taxes and penalties.

The foregoing does not purport to be a complete description of the federal income tax aspects of the benefits under the 2020 Stock Incentive Plan and does not consider the effect of any state or foreign laws, or potential changes to the applicable tax laws. Employees should consult their tax advisors on any questions they may have.

New Plan Benefits

Awards under the 2020 Stock Incentive Plan are made by the Compensation Committee in its sole discretion and therefore cannot be determined in advance.

Vote Required

The affirmative vote of the holders of a majority of the Common Stock votes present in person or represented by proxy and entitled to vote on the matter is required for the approval of the Amendment and Restatement of the Universal Health Services, Inc. 2020 Omnibus Stock and Incentive Plan. Abstentions from voting on this proposal will have the practical effect of a vote against this proposal because an abstention results in one less vote for the proposal. Broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS DEEMS “PROPOSAL NO. 2—APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE UNIVERSAL HEALTH SERVICES, INC. 2020 OMNIBUS STOCK AND INCENTIVE PLAN”—TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” APPROVAL THEREOF.

Universal Health Services, Inc. 2022 Proxy Statement

PROPOSAL NO. 3

RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board has selected, and as a matter of good corporate governance, is requesting the ratification by the stockholders of the selection of PricewaterhouseCoopers LLP to serve as our independent registered public accountants for the year ending December 31, 2022. PricewaterhouseCoopers LLP has served as our independent registered public accountants since 2007. If a favorable vote is not obtained, the Audit Committee may reconsider the selection of PricewaterhouseCoopers LLP. Even if the selection is ratified, the Audit Committee, in its discretion, may select different independent auditors if it subsequently determines that such a change would be in the best interest of the Company and its stockholders.

PricewaterhouseCoopers LLP representatives will attend the Annual Meeting and respond to questions where appropriate. Such representatives may make a statement at the Annual Meeting should they so desire.

Vote Required

Ratification of the selection of the independent registered public accountants by the stockholders requires that affirmative “FOR” vote of the holders of a majority of the Class A, Class B, Class C and Class D Common Stock votes present in person or represented by proxy and entitled to vote on the matter. Unless marked to the contrary, proxies will be voted FOR the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accountants.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF

THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

Universal Health Services, Inc. 2022 Proxy Statement

PROPOSAL NO. 4

STOCKHOLDER PROPOSAL TO ADOPT MAJORITY VOTE STANDARD IN DIRECTOR ELECTIONS

We have been notified that the North Atlantic States Carpenters Pension Fund (“Fund”) intends to present a non-binding proposal for consideration at the Annual Meeting. The Fund is the beneficial owner of 1,800 shares of the Company’s common stock. The stockholders making this proposal have provided the proposal and supporting statement, which is set forth below.

The Board of Directors opposes the following Proposal for the reasons stated after the proposal.

The stockholder’s proposal follows:

MAJORITY VOTE STANDARD IN DIRECTOR ELECTIONS

RESOLVED: Shareholders of Universal Health Services, Inc. (“Company”) hereby request that the Board of Directors initiate the appropriate process to amend the Company’s corporate governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, with a plurality vote standard retained for contested director elections, that is, when the number of director nominees exceeds the number of board seats.

SUPPORTING STATEMENT

Corporate shareholders most important board accountability right is their right to vote in director elections. The use of a plurality vote standard in the common uncontested director elections renders these voting rights meaningless. The Universal Health Services, Inc. Board of Directors (“Board”) has not established a majority vote standard, choosing rather to retain a plurality vote standard for all director elections. Under the Company’s current plurality standard, a board nominee can be elected with as little as a single affirmative vote, even if a nominee receives a substantial majority of so-called “withhold” votes.

The Board must establish a majority vote election standard to afford shareholders a meaningful role in director elections. The broadly adopted majority vote standard is a “majority of votes cast” standard that requires a director nominee to receive more “For” votes than “Against” votes to be elected or re-elected. The proposed majority vote standard is particularly well-suited for the common “uncontested” director elections in which the number of board nominees does not exceed the number of available board seats. Nearly all corporate elections are “uncontested,” and the use of a majority vote standard makes these elections meaningful governance events.

Presently, well over 90% of the companies in the S&P 500 Index and thousands of small and mid-cap companies have adopted a majority vote director election standard in their formal governance documents. Generally, these companies also have adopted director resignation policies to determine the continuing board status of any director nominee that is not elected but continues as a “holdover” director under state corporate law. The Board should take the important first step of establishing a meaningful majority vote standard and then act to adopt a director resignation review process bylaw. The Company’s current director resignation guideline used in conjunction with the plurality vote standard is wholly inadequate. We urge the Board to join the mainstream of major U.S. companies and establish a majority vote standard in director elections.

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Proposal No. 4

UHS STATEMENT IN OPPOSITION TO STOCKHOLDER PROPOSAL

We oppose the proposal because it is not in the best interest of UHS or our stockholders.

The Board of Directors has carefully considered the proposal seeking to elect directors by the affirmative vote of the majority of votes cast, rather than by the current standard calling for a plurality of the votes cast by stockholders. The Board of Directors opposes the proposal because it is not in the long-term interests of the Company or its stockholders. To the contrary, the Board of Directors strongly believes that our current method of plurality voting continues to be in the best interests of the Company and its stockholders.

We have implemented a number of practices and policies to promote independent leadership in the boardroom and the protection of stockholder rights. The Board of Directors is currently comprised of seven members, and is divided into three classes, with members of each class serving for a three-year term. Under our Restated Certificate of Incorporation, holders of shares of our outstanding Class B and Class D Common Stock (voting together as a single class) are entitled to elect 20% (but not less than one) of the directors, currently two directors, one in Class II and one in Class III, and the holders of Class A and Class C Common Stock (voting together as a single class) are entitled to elect the remaining five directors, three in Class I, one in Class II, and one in Class III. At each Annual Meeting of Stockholders, directors are chosen to succeed those in the class whose term expires at such Annual Meeting and, in the case of this Annual Meeting, directors will be elected as Class I directors. Currently, our directors are elected using a plurality voting standard.

With respect to the directors who are to be elected by the holders of Class B and Class D Common Stock of the Company in accordance with our Restated Certificate of Incorporation, the Nominating & Governance Committee is tasked with evaluating and recommending Class B and D director nominees recommended by stockholders for election to our Board of Directors. As part of the process, the Nominating & Governance Committee reviews and considers, among other factors, the following minimum qualifications: the individual’s integrity, experience, education, expertise, independence and any other factors that the Board of Directors and the Nominating & Governance Committee deem would enhance the effectiveness of the Board of Directors and our governance. The Nominating & Governance Committee seeks persons who have achieved prominence in their fields and who possess significant experience in areas of importance to the Company. Additionally, strong analytical skills, independence, engagement, forthrightness and integrity are desired characteristics that the Nominating & Governance Committee seeks in potential candidates. Also, the Board of Directors believes that it is essential that its members represent diverse viewpoints, with a broad array of experiences, professions, skills, geographic representation and backgrounds, including diversity of gender and race that, when considered as a group, provide a sufficient mix of perspectives to allow the Board of Directors to best fulfill its responsibilities to the long-term interests of our stockholders. Currently, our Board of Directors is comprised of such qualified members with diverse viewpoints, including two female directors. Stockholders can currently express dissatisfaction with an incumbent director’s performance by withholding their vote. In addition, stockholders are also empowered to nominate or recommend candidates for elections to our Board if they are truly dissatisfied with incumbent directors.

Under the Delaware General Corporation Law, plurality, rather than majority, voting is the default standard for director elections. Plurality voting protects the Company from “failed elections”, which are elections in which a director is not chosen, resulting in a vacancy on the board. The Board of Directors believes that the current plurality voting standard ensures that we avoid such failed elections and any resulting uncertainty or risk to our director election process or corporate governance policies. Failure to adopt majority election of directors also has no effect on the right of stockholders to express disapproval of actions of the Board of Directors. The “withhold” vote is a well-established means of registering dissatisfaction, and there is no question that a substantial withhold vote would send a message and cause our Board of Directors to examine the reasons for the dissatisfaction. A failed election would either result in the existing director continuing to serve as a holdover director or create a vacancy for the Board of Directors to fill. Similarly, the majority vote standard in director elections standard could leave the Board of Directors with an insufficient number of directors to conduct business or perform its duties. We don’t believe such a result furthers stockholder democracy. By contrast, the plurality voting standard promotes stability in our governance processes by ensuring that a full slate of directors is elected at each annual meeting of stockholders

Universal Health Services, Inc. 2022 Proxy Statement

Proposal No. 4

The Board of Directors is concerned that the majority-vote requirement contemplated by the Proposal would significantly increase the influence of stockholder advisory firms and certain activist stockholders or special interest groups, whose interests and agenda may differ from those of our stockholders generally. Under majority election, because of the increased threat of one or more directors not being reelected in an uncontested election, the Board of Directors may be forced either to follow the dictates of special interest groups, or to engage in expensive and distracting solicitation campaigns at each annual meeting for matters that generally are only peripherally related to the best interests of the Company and its stockholders. This situation is exacerbated by the failure of many retail holders to return voting instructions, and the Company’s inability to contact many of such holders directly, the elimination of broker voting for directors and the routine delegation by many institutional holders of their voting decisions to proxy advisory firms, without considering the merits of the matter at issue or the impact of following the recommendation. Our Board of Directors believes that they are better informed to respond to stockholder concerns than others that may have special interests. Consequently, our Board of Directors believe it is their duty to retain as much flexibility to consider and negotiate these matters for the best interests of the Company and all of its stockholders rather than effectively abdicate these duties to influential special interests.

Other than Mr. Alan B. Miller, our former Chief Executive Officer, and Mr. Marc D,. Miller, our current Chief Executive Officer, all members of the Board of Directors have relatively short tenure as directors (all were elected after 2011, including two who were elected in 2018 and one who was elected in 2020), and having a majority vote standard in director elections standard will increase the risk for “failed elections” and instability in our governance processes due to having potentially ever-changing members of the Board of Directors in future. Our current plurality voting standard promotes stability in our governance processes by ensuring that a full slate of directors is elected at each Annual Meeting of Stockholders.

Adopting a majority vote standard in director elections could also have unforeseen consequences, such as an inability to comply with NYSE listing requirements or other applicable laws and regulations. This includes listing standards or rules related to director independence, board committee composition and the maintenance of an audit committee financial expert. We note that as a “controlled company” for purposes of NYSE Listed Company Manual Section 303A.00, we are not required to have a majority of independent directors and we are exempt from the NYSE’s requirements relating to compensation committees and nominating/corporate governance committees. However, the Company has a majority of independent directors on our Board of Directors and all independent directors serving on our Compensation Committee and Nominating & Governance Committee as well as our Audit Committee and Quality and Compliance Committee. We believe that our Board and committee structure provides independence and good corporate governance practices, and the current plurality voting standard preserves our ability to manage the Company in the best interests of all our stockholders.

Our Board of Directors believes that the current nominating and voting procedures for election to our Board of Directors, as opposed to a mandated majority vote standard in director elections, provide the Board of Directors with the flexibility to appropriately respond to stockholder interests without the risk of potential corporate governance complications arising from failed elections. Overall, the Board of Directors believes that these practices and policies ensure that the Company’s directors are highly qualified and have a broad range of company and industry knowledge, viewpoints and experiences. Accordingly, our Board of Directors has concluded that the proposal is not in the best interests of the Company and our stockholders and recommends that stockholders vote AGAINST the proposal.

Required Vote

The affirmative vote of the holders of a majority of the Common Stock votes present in person or represented by proxy and entitled to vote on the matter is required for the approval of the stockholder proposal. Abstentions from voting on this proposal will have the practical effect of a vote against this proposal because an abstention results in one less vote for the proposal. Broker non-votes will have no effect on the outcome of the vote.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “AGAINST” THE STOCKHOLDER PROPOSAL REGARDING A MAJORITY VOTE STANDARD IN DIRECTOR ELECTIONS DESCRIBED IN PROPOSAL NO. 4.

Universal Health Services, Inc. 2022 Proxy Statement

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis describes the 2022 compensation program for our named executive officers. For 2022, our named executive officers were:

Marc D. Miller Chief Executive Officer, President and Director	Alan B. Miller Executive Chairman of the Board and Founder

Steve G. Filton Executive Vice President, Chief Financial Officer and Secretary	Marvin G. Pember Executive Vice President, President of Acute Care Division	Matthew J. Peterson Executive Vice President, President of Behavior Health Division

Our 2021 Performance and Highlights

•

The impact of the COVID-19 pandemic, which began during the second half of March, 2020, has had a material effect on our operations and financial results since that time. The COVID-19 vaccination process commenced during the first quarter of 2021. Since that time through the second quarter of 2021, we had generally experienced a decline in COVID-19 patients as well as a corresponding recovery in non-COVID patient activity. However, during the third and fourth quarters of 2021, and continuing into the first quarter of 2022, our facilities generally experienced an increase in COVID-19 patients resulting from the Delta and, more recently, the highly transmissible Omicron variants. Booster doses for COVID-19 vaccinations began during the third quarter of 2021, and while we expect the administration of vaccines booster doses will assist in easing the number of COVID-19 patients, the pace at which this is likely to occur is very difficult to predict.

Universal Health Services, Inc. 2022 Proxy Statement

Executive Compensation

•

Since future patient volumes and severity of COVID-19 patients remain highly uncertain and subject to change, including potential increases in future COVID-19 patient volumes caused by new variants of the virus, as well as related pressures on staffing and wage rates and the strained supply environment, we are not able to fully quantify the impact that these factors will have on our future financial results. However, developments related to the COVID-19 pandemic could materially affect our financial performance during 2022. Even after the COVID-19 pandemic has subsided, we may continue to experience materially adverse impacts on our financial condition and our results of operations as a result of its macroeconomic impact, and many of our known risks described in the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2021.

•

During 2021, we received approximately $189 million of additional funds from the federal government in connection with the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”), substantially all of which were received during the first quarter of 2021. During the second quarter of 2021, we returned the $189 million to the appropriate government agencies. Therefore, our results of operations for the twelve-month period ended December 31, 2021 include no impact from the receipt of those funds. Also, in March of 2021 we made an early repayment of $695 million of funds received during 2020 pursuant to the Medicare Accelerated and Advance Payment Program. During 2020, our results of operations included approximately $413 million of CARES Act and other grant income revenues, approximately $316 million of which were attributable to our acute care services and $97 million of which were attributable to our behavioral health care services.

•

During 2021, our adjusted net income attributable to UHS (see footnote A. below) was $991.7 million, or $11.82 per diluted share, as compared to $954.7 million, or $11.12 per diluted share, during 2020.

•	Our net revenues increased 9.4% to $12.64 billion during 2021 as compared to $11.56 billion during 2020.

•

Net revenues generated from our acute care services, on a same facility basis, increased 11.6% during 2021, as compared to 2020. During 2021, adjusted admissions (adjusted for outpatient activity) at our acute care hospitals, on a same facility basis, increased 7.7% and adjusted patient days increased 8.6%, as compared to 2020.

•

Net revenues generated from our behavioral health care services, on a same facility basis, increased 5.4% during 2021, as compared to 2020. During 2021, adjusted admissions at our behavioral health care hospitals, on a same facility basis, increased 1.6% and adjusted patient days increased 0.4%, as compared to 2020.

•	We invested more than $626 million in our acute care division, and approximately $224 million in our behavioral health care division, to construct, expand, equip and improve our facilities.

•

In February, 2022, our Board of Directors authorized a $1.4 billion increase to our stock repurchase program. During 2021, pursuant to previous share repurchase authorizations, including a $1.0 billion increase to the program approved by our Board of Directors in July, 2021, we repurchased approximately 8.41 million shares at an aggregate cost of approximately $1.20 billion, or approximately $143 per share.

•	Over the past few years, we have implemented various changes to our long-term incentive program for our named executive officers including the following:

•	In March of 2022, we began awarding 50% of the long-term equity awards to our named executive officers in the form of performance based restricted stock units.

•	Previously, in March of 2021 and 2020, 50% of the long-term equity awards to our named executive consisted of performance stock options with a premium exercise price.

A.

Adjusted net income and adjusted net income per diluted share for 2021 and 2020 were publicly disclosed and reconciled to our reported results for each year on the Schedule of Non-GAAP Supplemental Consolidated Statements of Income Information, included with our earnings for the years ended December 31, 2021 and 2020, as filed on Form 8-K on February 24, 2022. Annex A contains a reconciliation of these non-GAAP financial measures to financial measurements determined in accordance with GAAP.

The following are a few of the quality and patient care highlights achieved in 2021:

Acute Care Services:

•

The Leapfrog Group evaluates hospitals efforts in protecting patients from harm and meeting national safety standards. Eleven of our acute care hospitals were awarded an “A” or “B” grade in the fall 2021 Leapfrog Hospital safety grades.

Universal Health Services, Inc. 2022 Proxy Statement

Executive Compensation

•

The Leapfrog Group named Lakewood Ranch Medical Center a Top General Hospital (our facility was 1 of only 46 hospitals to receive the designation), and named Henderson Hospital a Top Teaching Hospital for the second consecutive year (our facility was 1 of only 72 teaching hospitals to receive the designation).

•

In 2021, the Centers for Medicare and Medicaid Services designated Lakewood Ranch Medical Center, Saint Mary’s Regional Medical Center and Doctor’s Hospital of Laredo with the Five-Star Overall Rating, the highest rating which is earned by less than 14% of hospitals nationwide.

•

Corona Regional Medical Center, Lakewood Ranch Medical Center and South Texas Health System-Edinburg Regional Medical Center/Children’s Hospital were named to Newsweek’s Best Maternity Hospitals list in 2021. The news magazine partnered with The Leapfrog Group to determine the facilities that meet Leapfrog’s high standards for safety and quality for maternity care.

•

U.S. News & World Report recognized South Texas Health System-Edinburg Regional Medical Center/Children’s Hospital, Texoma Medical Center and The George Washington University Hospital for achieving “high performing” status in at least five specialty care areas, including, but not limited to, heart attack, heart failure, kidney failure, and stroke.

•

UHS was named the #1 Healthcare System in the U.S. for our acute care hospital overall online reputation score by Reputiation.com in its January, 2021 report. Our acute care hospitals rate on average 4.2 out of 5.0 stars, accumulated collectively over approximately 11,000 individual reviews during the year.

•

The Hospital Readmission Reduction Program (“HRRP”) encourages hospitals to improve communication and care coordination to better engage patients and caregivers in discharge plans and, in turn, reduce avoidable readmissions. For 2021, the aggregate average score for our acute care hospitals (15.5) compared favorably to the national average HRRP score for all payers (11.125) as well as for the Medicare population (11.985).

•

Risk-adjusted observed to expected mortality (“O:E Ratio”) is another commonly used method to assess acute care quality (an O:E Ratio of 1.0 represents the average mortality rate; less than 1.0 represents a better-than-expected mortality rate). Our acute care hospitals’ 2021 O:E Ratio of 0.8835 compared favorably to the expected O:E Ratio.

•	Our acute care hospitals delivered nearly $2.0 billion in uncompensated care.

Behavioral Health Care Services:

•

The Centers for Medicare and Medicaid Services’ inpatient psychiatric facility quality reporting measures compare our behavioral health care facilities to approximately 1,600 providers in the U.S. Our 2020 behavioral health results exceed the average of the group in 9 out of 14 indicators.

•

In 2021, patients in our behavioral health care facilities rated their overall care, on average, as 4.4 out of 5 in our patient satisfaction surveys. More than 91% indicated they felt better following care at one of our facilities; and 89% of our patients indicated that their treatment goals were met.

•	As indicated by our referral source satisfaction survey, 83% of our referral sources consider our behavioral health care facilities as their provider of choice while scoring a 4 out of 5.

•

In 2020, our behavioral health care facilities began obtaining “net promoter scores” which are utilized by approximately two-thirds of Fortune 1000 companies to gauge customer loyalty. In 2021, the average aggregate score for our behavioral health care facilities was 37.1 which is considered very good by industry standards.

Our Executive Officers

Marc D. Miller – Chief Executive Officer, President and Director: Mr. Marc D. Miller was appointed Chief Executive Officer and President effective January 1, 2021. He has served as President since May, 2009 and prior thereto served as Senior Vice President and co-head of our Acute Care Hospitals since 2007. He was elected a Director in May, 2006 and Vice President in 2005. He has served in various capacities related to our acute care division since 2000. He was elected to the Board of Trustees of Universal Health Realty Income Trust in December, 2008. He also serves as a member of the Board of Directors of Premier, Inc., a publicly traded healthcare performance improvement alliance.

Alan B. Miller – Executive Chairman of the Board and Founder: Mr. Alan B. Miller was appointed Executive Chairman of the Board effective January 1, 2021. He had been Chairman of the Board and Chief Executive Officer since our inception in 1978 and

Universal Health Services, Inc. 2022 Proxy Statement

Executive Compensation

also served as President from inception until 2009. Prior thereto, he was President, Chairman of the Board and Chief Executive Officer of American Medicorp, Inc. He currently serves as Chairman of the Board, Chief Executive Officer and President of Universal Health Realty Income Trust.

Steve G. Filton – Executive Vice President, Chief Financial Officer and Secretary: Mr. Filton was elected Executive Vice President in 2017 and continues to serve as Chief Financial Officer since his appointment in 2003. He has also served as Secretary since 1999. He had served as Senior Vice President since 2003, as Vice President and Controller since 1991, and as Director of Corporate Accounting since 1985.

Marvin G. Pember – Executive Vice President, President of Acute Care Division: Mr. Pember was elected Executive Vice President in 2017 and continues to serve as President of our Acute Care Division since commencement of his employment with us in 2011. He had served as Senior Vice President since 2011. He was formerly employed for 12 years at Indiana University Health, Inc. (formerly known as Clarian Health Partners, Inc.), a nonprofit hospital system that operates multiple facilities in Indiana, where he served as Executive Vice President and Chief Financial Officer.

Matthew J. Peterson – Executive Vice President, President of Behavioral Health Division: Mr. Peterson’s employment with us commenced in September, 2019 as Executive Vice President and President of our Behavioral Health Division. He was formerly employed at UnitedHealth Group for 11 years serving in various capacities including Chief Operating Officer for OptumGovernment, a health services and technology company, as well as various other Senior Vice President/Vice President roles. In addition to his civilian business career, Mr. Peterson has served for nearly 32 years as a member of the United States Military, currently as a Colonel and healthcare executive/global health in the Air National Guard.

Summary of Changes Implemented in 2022 to Executive Officer Compensation

On March 23, 2022, our Compensation Committee of the Board of Directors (the “Compensation Committee”) approved changes to various elements of compensation for our Chief Executive Officer (“CEO”) and certain of our other named executive officers (“NEOs”).

Below is a general summary of those changes, as compared to 2021:

•	Decrease in the weighting of long-term incentives (“LTI”), with accompanying increase in weighting of cash incentives.

•	No significant changes in target compensation levels (i.e., changes generally consist of shifts in mix of pay, not pay amounts).

•	Continued commitment to significant at-risk, performance-based CEO and NEO compensation programs.

After reviewing market data prepared by FW Cook, a third-party executive compensation consultant, the Compensation Committee determined that the target pay mix for our CEO and certain of our other NEOs could be more closely aligned with the comparable target pay mix at our peer group companies. For example, in 2021, our CEO received 82% of target total direct compensation (“TDC”) in the form of long-term incentives whereas LTI of peer group CEOs accounted for 66% of target TDC. Certain of our other NEOs (on average) received approximately 75% of target TDC in the form of long-term incentives whereas LTI of comparable peer company NEOs (on average) accounted for 56% of target TDC. Conversely, the weighting of annual cash incentives was below that of our peer group.

Due to the differences between our target pay mix and that of our peer group, our Compensation Committee determined that decreases in the weighting of LTI, and accompanying increases in cash incentive pay mix, were warranted for our CEO and certain of our other NEOs. Adjustments to base salaries were also warranted to further align the elements of our executive compensation to the pay mix of our peer group companies.

Commencing in March of 2022, each NEO began receiving their stock-based compensation as fixed dollar awards rather than awards that were denominated in a fixed number of shares. In addition, changes were also implemented in connection with the form of stock-based compensation awards made to our CEO and other NEOs to further align with peer group long-term incentive mix. In March of 2022, our CEO and NEOs each received: (i) 50% of their annual target stock-based compensation awards in the form of options to purchase shares of our Class B Common Stock at the grant date market value, and; (ii) 50% of their annual

Universal Health Services, Inc. 2022 Proxy Statement

Executive Compensation

target stock-based compensation awards in the form of performance-based restricted stock units that will be earned based on the cumulative three-year growth in our earnings before interest, taxes, depreciation & amortization, the impacts of other income/expense and net income attributable to noncontrolling interests, as compared to a range of pre-established three-year growth thresholds. Previously, in 2021, the annual stock-based compensation awards to our CEO and NEOs consisted of: (i) 50% of the target awards were made in the form of options to purchase shares of our Class B Common Stock at the grant date market value, and; (ii) 50% of the target awards were made in the form of option to purchase shares of our Class B Common Stock at 110% of the grant date market value.

The base salary changes will be retroactively applied in 2022 to correspond to each individual’s historical annual merit increase date which is January 1st for Mr. Marc Miller and March 1st for each of Messrs. Filton, Pember and Peterson.

The cash incentives values reflected below for 2022 were computed at the target bonus awards for each individual, which as a percentage of their base salary, after giving effect to the changes implemented in 2022, amounted to 150% for Mr. Marc Miller and 100% for each of Messrs. Filton, Pember and Peterson. The cash incentives values reflected below for 2021 were computed at the target bonus awards for each individual, which as a percentage of their base salary, before giving effect to the changes implemented in 2022, amounted to 100% for Mr. Marc Miller, 50% for Mr. Filton and 31% for each of Messrs. Pember and Peterson.

As compared to 2021, below is a summary of the primary elements of compensation for our CEO and certain other NEOs, other than our Executive Chairman, Mr. Alan Miller, after giving effect to the changes implemented in 2022.

($000s)
Compensation Elements	M. Miller (Pres. & CEO)		S. Filton (EVP & CFO)		M. Pember (EVP & Pres.- Acute Care)		M. Peterson (EVP & Pres.- Behavioral Health)
	2021	2022	2021	2022	2021	2022	2021	2022

Base Salary	$1,100	$1,300	$719	$800	$740	$800	$626	$675

Cash Incentives	$1,100	$1,950	$360	$800	$231	$800	$196	$675

Equity Comp	$10,105	$9,508	$3,169	$2,420	$3,181	$2,305	$2,724	$1,988

Total Direct Comp	$12,305	$12,758	$4,248	$4,020	$4,152	$3,905	$3,546	$3,338

Universal Health Services, Inc. 2022 Proxy Statement

Executive Compensation

We believe the changes to the elements of compensation for each of our NEOs, as outlined above, continue to preserve significant reliance on at-risk, performance-based compensation for our CEO and other NEOs. After giving effect to the changes in the elements of compensation during 2022, as reflected above, approximately 90% of the target pay for our CEO, and approximately 80% of the target pay for our other NEOs’, is comprised of performance-based incentive compensation.

Mr. Alan Miller, our Executive Chairman, receives compensation pursuant to his employment agreement which provides for a base salary of $1.0 million in 2022 (unchanged from 2021), a discretionary cash bonus which was $1.0 million for 2021, and discretionary LTIP awards which had grant date market values of approximately $5.0 million in 2022 and $10.1 million in 2021. Mr. Alan Miller’s LTIP awards in each of 2022 and 2021 were consistent with the form of the stock-based awards made to our CEO and other NEOs during each year, as discussed above.

Compensation Philosophy and Objectives

Our compensation philosophy of aligning pay strongly with performance is grounded in best practices that are regulatory compliant, financially sound and provide long-term value to stockholders. Specifically, we:

•	Review peer group market data on an annual basis;

•	Discuss financial and operational performance rigorously in determining any base salary and incentive decisions;

•	Enforce maximums on incentive payments to limit undue risk;

•	Evaluate our compensation practices on an annual basis;

•	Retain an independent, outside consultant;

•	Do not provide plans generally outside of current market practices, and;

•	Do not offer excessive perquisites to our executives.

In designing our compensation programs for our named executive officers, we follow our belief that compensation should reflect the value created for stockholders while supporting our strategic business goals. In doing so, our compensation programs reflect the following objectives:

•	Compensation should encourage increases in stockholder value;

•	Compensation programs should support our short-term and long-term strategic business goals and objectives;

•	Compensation programs should reflect and promote our core values set forth in our mission statement, which includes commitment to excellence, high ethical standards, teamwork and innovation;

•	Compensation should reward individuals for outstanding performance and contributions toward business goals, and;

•	Compensation programs should enable us to attract, retain and motivate highly qualified professionals.

These objectives govern the decisions that the Compensation Committee and management of the Company make with respect to the amount and type of compensation payable to our named executive officers. The Compensation Committee believes that linking executive compensation to corporate performance results in a strong alignment of compensation with corporate business goals and stockholder value. This belief has been adhered to through the use of incentive pay programs that provide competitive compensation for achieving superior performance and creating value for stockholders. Executives are rewarded commensurately for the achievement of specified business goals and performance objectives, which may increase the value of our stock. Our compensation programs are reviewed annually to ensure that these objectives continue to be met.

Compensation Setting Process

In late 2020, we retained the services of FW Cook to provide data from our established peer group in addition to competitive market data for the Board to consider for changes during Alan Miller’s transition to Executive Chairman and Marc Miller’s move to Chief Executive Officer and President. Discussion and guidance were used to determine appropriate base pay, short- and long-term compensation components for their updated employment contracts.

Universal Health Services, Inc. 2022 Proxy Statement

Executive Compensation

In 2021, we retained the services of FW Cook to conduct a full comprehensive review of total direct compensation (base, incentive and equity) for our named executives and market analysis of Board of Director fee and equity award structure. Information was reviewed from two reference points: UHS peer group established and detailed in our 2020 proxy and a secondary reference of size-adjusted (by revenues) data from the broader general industry. Data for the peer reference were drawn from publicly filed proxies. FW Cook’s advice and analysis were used to make decisions on an updated remix of all direct compensation elements, as discussed above. As discussed in “Director Compensation” below, compensation practices for our Board of Directors were modified as well to reflect current peer and market practices.

Elements of Compensation

Our executive compensation is based on six primary components, each of which is intended to serve the overall compensation objectives. These components include:

•	annual base salary;

•	annual cash incentive;

•	long-term incentive awards, and;

•	deferred compensation, retirement benefits and other benefits, including perquisites.

Compensation Peer Group

•	Acadia Healthcare Company, Inc.

•	Brookdale Senior Living, Inc.

•	Community Health Systems, Inc.

•	DaVita, Inc.

•	Encompass Health Corporation

•	Genesis Healthcare, Inc.

•	HCA Healthcare, Inc.

•	Henry Schein, Inc.

•	Laboratory Corporation of America Holdings

•	Molina Healthcare, Inc.

•	Quest Diagnostics Incorporated

•	Select Medical Holdings Corporation

•	Tenet Healthcare Corporation

Annual Base Salary

Our annual base salary levels are intended to be consistent with competitive pay practices and level of responsibility, with salary increases reflecting competitive trends, our overall financial performance, the performance of each individual executive and general economic conditions.

In establishing the base salary for our named executive officers, various criteria are reviewed including the following:

•	the executive officer’s achievements, performance in his or her position with us, taking into account the tenure of service, the complexity of the position and current job responsibilities;

•	company financial performance, and;

•	salaries of similar positions in our peer competitor companies and general industry comparisons.

Universal Health Services, Inc. 2022 Proxy Statement

Executive Compensation

We believe these peer companies, which are indicated above, are comparable peer companies based upon the median revenues of this peer group, which were approximately $12.4 billion in 2021, as compared to our 2021 revenues of approximately $12.6 billion.

For 2021, for our other named executive officers (excluding Mr. Alan Miller), we targeted the median (50th percentile) base salary paid by the peer companies (listed above), along with the median of broader general industry data, to establish our base market rate. We generally consider our base salaries to be competitive if they are approximately within a 15% range of the median market rate. For 2021, Mr. Marc Miller, Mr. Filton and Mr. Peterson’s salaries were within 15% of the data (as assessed relative to our peer and general industry groups). Mr. Pember’s salary was within 20%. However, actual base salaries are not dictated solely by the median market rate. We also take into account an individual’s expertise, tenure in the position, responsibilities and achievements.

Annual Cash Incentives

Cash incentives for our named executive officers are awarded under the Executive Incentive Plan. A new 2022 Executive Incentive Plan was adopted in March, 2022 which contained certain minor updates to our prior plan due to changes in tax laws regarding executive compensation. The Executive Incentive Plan is intended to support our efforts to attract, retain and motivate highly qualified senior management and other executive officers of the Company and its affiliates through the payment of performance-based incentive compensation. Annual incentive compensation may be awarded under the Executive Incentive Plan to our named executive officers and others as selected by the Compensation Committee for any calendar year. The Compensation Committee believes that the payment of cash incentives to our named executive officers under the Executive Incentive Plan is consistent with the objectives for our compensation programs by rewarding such officers for the achievement of specified business goals and performance objectives and that may increase the value of our stock.

The amount of an employee’s cash incentive award for a calendar year is based upon the employee’s target cash incentive and the extent to which the performance goal(s) applicable to the employee are achieved. For each calendar year, an employee’s target cash incentive will be equal to a fixed percentage of the employee’s base salary earned during the year.

The Compensation Committee establishes performance goals for the named executive officers using such business criteria and other measures of performance discussed herein and the Compensation Committee will establish objective performance goals based upon one or more of the following business criteria:

•	attainment of certain target levels of, or a specified increase in, after-tax or pre-tax profits;

•	attainment of certain target levels of, or a specified increase in, earnings per diluted share or adjusted earnings per diluted share, and;

•	attainment of certain target levels of, or a specified increase in, return on capital or return on invested capital.

In the case of an award intended to qualify as “performance-based compensation”, the applicable target cash incentive, performance goals and performance factors with respect to any calendar year will be established in writing by the Compensation Committee no later than 90 days after the commencement of that year. Promptly after the date on which the necessary financial or other information for a particular year becomes available, the Compensation Committee will determine the amount, if any, of the cash incentive compensation payable to each participant for that calendar year and will certify in writing prior to payment that the performance goals for the year were in fact satisfied. The maximum incentive award which any participant may earn under the Executive Incentive Plan for any calendar year shall not exceed $5 million. The Executive Incentive Plan provides the Compensation Committee with the discretion to establish higher or lower performance factors for levels of performance that are more or less than the target levels. Performance goals may be adjusted for changes in accounting methods, corporate transactions and other similar types of events.

COVID-19 Pandemic:

The impact of the COVID-19 pandemic, which began during the second half of March, 2020, has had a material effect on our operations and financial results since that time. The COVID-19 vaccination process commenced during the first quarter of 2021. Since that time through the second quarter of 2021, we had generally experienced a decline in COVID-19 patients as well as a corresponding recovery in non-COVID patient activity. However, during the third and fourth quarters of 2021, and continuing into

Universal Health Services, Inc. 2022 Proxy Statement

Executive Compensation

the first quarter of 2022, our facilities have generally experienced an increase in COVID-19 patients resulting from the Delta and, more recently, the highly transmissible Omicron variants.

Although booster doses for COVID-19 vaccinations began during the third quarter of 2021, and while we expect the administration of vaccines booster doses will assist in easing the number of COVID-19 patients, the pace at which this is likely to occur is very difficult to predict. Since the future volumes and severity of COVID-19 patients remain highly uncertain and subject to change, including potential increases in future COVID-19 patient volumes caused by new variants of the virus, as well as related pressures on staffing and wage rates, we are not able to fully quantify the impact that these factors will have on our future financial results. However, developments related to the COVID-19 pandemic could materially affect our financial performance during 2022.

2021 Annual Cash Incentive Formula and Performance Goals:

On March 17, 2021, the Compensation Committee approved specific bonus formulae for the determination of the target annual incentive compensation for the Company’s named executive officers pursuant to the Executive Incentive Plan (the “Plan”) for the year ending December 31, 2021. Under the formulae approved by the Compensation Committee, each of the Company’s named executive officers was assigned a percentage of such executive officer’s 2021 base salary as a target bonus based upon corporate performance criteria. The corporate performance criteria target bonus award indicated below for Mr. Marc D. Miller is stipulated in his employment agreement dated December 23, 2020, which became effective on January 1, 2021. Mr. Marc Miller’s employment agreement was amended in March, 2022, primarily to provide for the changes to the elements of his compensation implemented in 2022, as discussed above.

Mr. Alan B. Miller, who previously served as our Chief Executive Officer and Chairman of the Board of Directors, transitioned to the role of Executive Chairman of the Board of Directors effective January 1, 2021. As part of his compensation in connection with his role as Executive Chairman of the Board, Mr. Alan B. Miller may be entitled to bonuses and other compensation (including annual incentive bonuses) as may be determined by the Board of Directors.

The following table shows each executive officer’s corporate performance criteria target bonus as a percentage of their base salary for 2021. With respect to Messrs. Marc D. Miller and Steve G. Filton, 100% of their annual incentive bonus for 2021 was determined using the corporate performance criteria, as described below. With respect to Messrs. Pember and Peterson, their 2021 annual incentive bonus was determined utilizing: (i) 25% of their annual salary based upon the achievement of the corporate performance criteria, and; (ii) 75% of their annual salary based upon the achievement of the divisional income targets, as described below.

Name	Title	Target Incentive Bonus Award as a % of salary

Marc D. Miller	Chief Executive Officer and President	100%

Steve G. Filton	Executive Vice President and Chief Financial Officer	50%

Marvin G. Pember	Executive Vice President and President-Acute Care Division	50%

Matthew J. Peterson	Executive Vice President and President-Behavioral Health Division	50%

As part of our peer company compensation review for executive officers as discussed above in Annual Base Salary, we also target the median (50th percentile) market rate from our healthcare peers and the broader general industry data when determining each officer’s target annual incentive. Actual cash incentive awards, however, appropriately vary from this targeted level based upon performance, consistent with our pay for performance philosophy, and are detailed in the Summary Compensation Table in this Proxy Statement. The Compensation Committee believes that the annual incentive opportunities offered to our named executive officers are appropriate to facilitate our ability to attract, retain, motivate and reward our named executive officers, and that actual incentive payouts appropriately reflect the Company’s performance.

For 2021, pursuant to the Plan and the formulae approved by the Committee, each named executive officer was entitled to receive between 0% and 250% of that executive officer’s target bonus based, either entirely or in part, on the Company’s achievement of a combination of: (i) a specified range of target levels of adjusted net income per diluted share attributable to UHS (as set forth in our Proxy Statement), and; (ii) a specified range of target levels of return on capital (adjusted net income attributable to UHS divided by quarterly average net capital) for the year ending December 31, 2021. The adjusted net income per diluted share attributable to

Universal Health Services, Inc. 2022 Proxy Statement

Executive Compensation

UHS excludes, among potentially other things, the impact of unrealized gains/losses resulting from changes in the market value of shares of certain equity securities, the costs related to the extinguishment of debt, and the impact on our provision for income taxes and net income attributable to UHS resulting from ASU 2016-09, “Compensation-Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting”.

As mentioned above, on March 17, 2021, the Compensation Committee approved specific bonus formulae for the determination of annual incentive compensation for our named executive officers pursuant to the Executive Incentive Plan for the year ending December 31, 2021. For 2021, pursuant to the terms of the Executive Incentive Plan, our named executive officers were eligible to receive the applicable portion of their annual cash incentive (which were based on the corporate performance criteria) at various increments ranging from 0% of their bonus target award (based upon the achievement of a Target of adjusted net income per diluted share attributable to UHS of $9.58 or less, and Return on Capital of 7.8% or less) up to 250% of their annual cash incentive target award (based upon the achievement of a Target of adjusted net income per diluted share attributable to UHS of $11.51 or greater and Return on Capital of 9.4% or greater). The Targets were adjusted from prior years to correlate to the range of our initial estimated 2021 adjusted net income per diluted share attributable to UHS, as publicly disclosed on February 25, 2021.

On February 25, 2021, we publicly announced that our initial estimated range of adjusted net income per diluted share attributable to UHS for 2021 was $10.05 to $11.05. The 2021 Target of adjusted net income per diluted share attributable to UHS, which represented the approximate midpoint within the publicly disclosed range of our projected consolidated earnings per diluted share estimate for the year, was $10.55 per diluted share. The 2021 Return on Capital Target was 8.6%. In July of 2021, based upon our actual operating results experienced during the first six months of 2021, we publicly disclosed an increase to our previously disclosed estimated range of adjusted net income per diluted share attributable to UHS for 2021 (increased the upper end of the range to $12.16 per diluted share from $11.05 per diluted share while the lower end of the range was adjusted to $11.46 per diluted share from $10.05 per diluted share); however, our annual incentive performance targets were not impacted by these publicly disclosed revisions.

The actual cash incentives awarded for 2021 (which were based upon corporate performance criteria) were based upon the achievement of 250% of the target, as determined by the Compensation Committee on March 23, 2022, based upon our 2021 actual operating results. During 2021, our adjusted net income per diluted share attributable to UHS was $11.82, as compared to a target of $10.55 per diluted share. This adjusted net income per diluted share attributable to UHS for 2021 was publicly disclosed and reconciled to our reported 2021 net income per diluted share attributable to UHS of $11.82, on the Schedule of Non-GAAP Supplemental Information included with our financial results for the year ended December 31, 2021, as filed on Form 8-K on February 24, 2022. The Return on Capital was 9.8% for 2021, as compared to a target of 8.6%. The Return on Capital is calculated by dividing our annual adjusted net income attributable to UHS by the consolidated average net capital.

The divisional income targets consist of the projected aggregate pre-tax income for our acute care and behavioral health services segments, net of certain deductions which consisted primarily of the allocation of corporate overhead expenses and a charge for the estimated cost of capital. Although the divisional income targets may be adjusted to include or exclude the impact of other items, if applicable and material, that are, among other things, nonrecurring or non-operational in nature, no such adjustments were warranted for 2021.

To the extent that the actual divisional results met or exceeded the established targets, Messrs. Pember and Peterson were entitled to 75% of the following (as applied to their annual base salary) as the portion of their annual bonus that is based upon divisional income targets: (i) 25% if the actual results met the divisional income targets; (ii) 50% if the actual results exceeded the divisional income targets by the greater of 5% or $10 million; (iii) 75% if the actual results exceeded the divisional income targets by the greater of 10% or $20 million, and; (iv) 100% if the actual results exceeded the divisional income targets by the greater of 15% or $30 million.

For 2021, Mr. Pember’s established divisional income target was approximately $7 million. The divisional income target consisted of the projected aggregate pre-tax income for our acute care services segment, net of certain deductions which consisted primarily of the allocation of corporate overhead expenses and a charge for the estimated cost of capital. The actual divisional income as calculated, was approximately $71 million. Since the actual divisional income compared favorably to the target ($71 million actual divisional income exceeded the $7 million divisional income target by approximately $64 million or 858.5%), Mr. Pember was entitled to 100% of the portion of his bonus (75%) that was based upon the achievement of the divisional income target.

Universal Health Services, Inc. 2022 Proxy Statement

Executive Compensation

For 2021, Mr. Peterson’s established divisional income target was approximately $217 million. The divisional income target consisted of the projected aggregate pre-tax income for our behavioral health care services segment, net of certain deductions which consisted primarily of the allocation of corporate overhead expenses and a charge for the estimated cost of capital. The actual divisional income as calculated, was approximately $248 million. Since the actual divisional income compared favorably to the target ($248 million actual divisional income exceeded the $217 million divisional income target by approximately $31 million or 14.3%), Mr. Peterson was entitled to 75% of the portion of his bonus (75%) that was based upon the achievement of the divisional income target.

In determining the corporate and divisional performance criteria, various factors are considered, including the projected revenue and earnings growth over the prior year. Since the value received by stockholders is measured, in large part, by an increase in stock price, which is in turn typically influenced by increases in revenues and earnings, our performance criteria are established at reasonably aggressive levels to encourage the attainment of our financial objectives which, if accomplished, may result in an increase to our stock price and increased value to stockholders. As mentioned above, the corporate performance criteria are established annually (except for 2020 due to the impact of the COVID-19 pandemic and no cash incentive bonuses were paid to any of our named executive officers pursuant to the Executive Incentive Plan) and the Target of adjusted net income per diluted share attributable to UHS directly correlates to our annual earnings guidance that is typically publicly disclosed by us in February of each year. The divisional performance criteria are also established annually and represent each segment’s respective portion of the Company’s consolidated estimated earnings.

For each of our named executive officers that had approved specific bonus formulae for the determination of annual incentive compensation pursuant to the Executive Incentive Plan, the following table sets forth the actual 2021 annual incentive bonus awarded as well as the pre-established ranges of potential payouts under our non-equity incentive plan.

		2021 Non-Equity Incentive Plan Awards
Name	Title	Actual	Minimum	Target	Maximum

Marc D. Miller	Chief Executive Officer and President	$2,750,105	$55,002	$1,100,042	$2,750,105

Steve G. Filton	Executive Vice President and Chief Financial Officer	$893,351	$17,867	$357,341	$893,351

Marvin G. Pember	Executive Vice President and President-Acute Care	$782,604	$4,604	$230,178	$782,604

Matthew J. Peterson	Executive Vice President and President-Behavioral Health Care	$545,444	$3,896	$194,801	$662,324

Mr. Alan B. Miller, our Executive Chairman, receives compensation pursuant to his employment agreement which provided for a base salary of $1.0 million in 2021 and a discretionary cash bonus, as determined by our Board of Directors, which was $1.0 million for 2021.

The performance goals related to the Executive Incentive Plan, as outlined above, are generally based upon the achievement of our business plan financial objectives. Performance goals are established at reasonably aggressive levels to encourage and motivate executive performance and attainment of our financial objectives.

For a further description of the cash incentives and other elements of compensation granted to our named executive officers for 2021, 2020 and 2019, please refer to the Summary Compensation Table in this Proxy Statement.

Long-Term Incentives

The Compensation Committee believes that the grant of equity-based, long-term compensation, primarily in the form of stock options and restricted shares, to our named executive officers is appropriate to attract and retain such individuals and to motivate them to enhance stockholder value.

Further, long-term incentive awards reward individuals for their performance and achievement of business goals. The Compensation Committee believes that our best interests will be advanced by enabling our named executive officers, who are responsible for our management, growth and success, to receive compensation in the form of long-term incentive awards that may increase in value in conjunction with an increase in the value of our common stock.

Universal Health Services, Inc. 2022 Proxy Statement

Executive Compensation

As is the case with respect to base salaries, a number of factors are taken into account in calibrating grants of long-term incentive awards, including an individual’s performance in light of his or her position, responsibilities and contribution to our financial performance. In addition, the Compensation Committee takes into account an individual’s potential contribution to our growth and productivity. In determining appropriate long-term incentive grants, there is no other predetermined formula, factors or specified list of criteria that is followed.

For a description of the long-term incentive awards granted to our named executive officers for 2021, please read the Summary Compensation Table and the Grants of Plan-Based Awards Table included in this Proxy Statement.

Stock options. In May, 2020 at our Annual Meeting, the stockholders approved the 2020 Omnibus Stock and Incentive Plan (“2020 Stock Incentive Plan”), and as a result, as of that date, no additional awards were granted under our previous plan and the reserve for shares that were remaining for future issuance under the previous plan was cancelled. The 2020 Stock Incentive Plan provides for the issuance of incentive stock options and non-qualified stock options to purchase shares of our Class B Common Stock, including awards of performance-based stock options with premium exercise prices. Additionally, the 2020 Stock Incentive Plan authorizes awards of restricted stock and restricted stock units, as discussed below, stock appreciation rights and restricted stock units and awards intended to be performance-based awards. The 2020 Stock Incentive Plan is intended to provide a flexible vehicle through which we may offer equity-based compensation incentives to our names executive officers and other eligible personnel in support of our compensation objectives.

Typically, option awards are granted by the Compensation Committee on specific dates that are scheduled in advance, which generally coincide with regularly scheduled meetings of the Compensation Committee and the Board of Directors. There is no separate policy with respect to the timing of option awards to our named executive officers. Typically, option awards are granted to our named executive officers at the same time as option awards are granted to our other employees. In certain circumstances, such as new hires or promotions, option awards are granted separately by the Compensation Committee or our Chief Executive Officer and Chief Financial Officer who are duly authorized by the Compensation Committee.

Subject to the provisions of the 2020 Stock Incentive Plan, the Compensation Committee has the responsibility and full power and authority to select the persons to whom awards will be made, to prescribe the terms and conditions of each award and make amendments thereto, to construe, interpret and apply the provisions of the Stock Incentive Plan and of any agreement or other instrument evidencing an award and to make any and all determinations and take any and all other actions as it deems necessary or desirable in order to carry out the terms of the Stock Incentive Plan.

Stock options have such vesting and other terms and conditions as the Compensation Committee, acting in its discretion, may determine. Generally, grants of stock options vest in equal amounts over four years, are scheduled to expire on the fifth anniversary of the date of grant and, unless otherwise determined, employees must be employed by us for such options to vest. We do not have any plan to select option grant dates for our named executive officers in coordination with the release of material non-public information. The exercise price per share of Class B Common Stock covered by an option shall be any price determined by the Compensation Committee, but may not be less than 100% of the fair market value of the underlying Class B Common Stock on the date of grant. The exercise price of incentive stock options shall not be less than 110% of the fair market value on the date of grant if the optionee owns, directly or indirectly, stock possessing more than 10% of the voting power of all classes of our stock. For purposes of the 2020 Stock Incentive Plan, unless otherwise determined by the Compensation Committee, the fair market value of a share of Class B Common Stock as of any given date is the closing sale price per share reported on a consolidated basis for securities listed on the principal stock exchange or market on which the Class B Common Stock is traded on the date as of which such value is being determined or, if there is no sale on that day, then on the next day on which a sale was reported.

2021 Stock-Based Compensation Awards: After giving consideration to comments received from investors that our equity award program could be enhanced by including performance-based equity awards, and after undertaking a comprehensive review with our third-party compensation consultant (FW Cook) to identify potential performance-based equity award design alternatives, we decided to modify our stock option award program in 2020. As determined by our Compensation Committee, although not required by the terms of the 2020 Stock Incentive Plan, that a portion of the options awarded to the named executive officers of the Company will be exercisable at 110% of the fair market value on the date of grant. In March of 2021 and March of 2020, we have delivered 50% of the award value to our named executive officers, including Mr. Alan B. Miller (our Chief Executive Officer prior to January 1, 2021) and Mr. Marc D. Miller (our Chief Executive Officer effective as of January 1, 2021), in stock options with a premium exercise price of 10% above grant date market value.

Universal Health Services, Inc. 2022 Proxy Statement

Executive Compensation

To further enhance our equity awards program toward performance-based equity awards, as discussed above, in March of 2022, our CEO and NEOs each received: (i) 50% of their annual target stock-based compensation awards in the form of options to purchase shares of our Class B Common Stock at the grant date market value, and; (ii) 50% of their annual target stock-based compensation awards in the form of performance-based restricted stock units that will be earned based on the cumulative three-year growth in our earnings before interest, taxes, depreciation and amortization, the impacts of other income/expense and net income attributable to noncontrolling interests, as compared to a range of pre-established three-year growth thresholds.

In March of 2021, our Compensation Committee awarded stock options (issued at 100% of the grant date fair value) and premium stock options (issued at 110% of the grant date fair value) to our named executive officers. The number of stock options and premium stock options awarded to each of our named executive officers in March of 2021 were as follows: Marc D. Miller (125,000 stock options and 140,425 premium stock options); Alan B. Miller (125,000 stock options and 140,425 premium stock options); Steve G. Filton (39,200 stock options and 44,037 premium stock options), Marvin G. Pember (39,350 stock options and 44,206 premium stock options), and; Matthew J. Peterson (33,700 stock options and 37,859 premium stock options).

In determining the number of options to award to our named executive officers, the Compensation Committee reviewed the compensation data and competitive performance data prepared by FW Cook in early 2021, including stock-based compensation, and reviewed historical company practices with respect to stock option and long-term incentive awards. The Committee also considered individual performance in light of a named executive officer’s position, responsibilities and contribution to our financial performance as well as his potential contribution to our growth and productivity.

Restricted Stock Awards and Restricted Stock Units: As mentioned above, our 2020 Incentive Plan was approved by our shareholders in May of 2020, and as of that date, the Restricted Stock Plan was cancelled and no additional awards will be granted under the Restricted Stock Plan. The reserve for shares remaining for future issuance under the previous restricted stock plan was cancelled at that time. The 2020 Incentive Plan provides for the grant of shares or units of our Class B Common Stock to eligible personnel for a purchase price equal to par value. Shares of our Class B Common Stock could be granted under the 2020 Incentive Plan to any of our employees or consultants. Historically, our restricted grants have had a scheduled vesting period ranging from one to five years.

Vesting conditions on shares or units issued under the 2020 Incentive Plan may consist of continuing employment for a specified period of time following the purchase date. Alternatively, or in addition, vesting may be tied to the satisfaction of specific performance objectives established by the Compensation Committee based upon any one or more of the business criteria used in determining the bonuses for our named executive officers, as mentioned above. We have the right to repurchase the shares for the same purchase price (par value) if specified vesting conditions are not met.

The Compensation Committee believes restricted stock awards and restricted stock units, at times, can be effective in achieving our compensation objectives because it provides employees with a strong retention incentive and aligns the value of the award or unit with our stock price performance. The Compensation Committee may provide that Restricted Stock Awards and Restricted Stock Units shall earn dividends or dividend equivalents (payable in cash or additional shares, or a combination of cash and shares), however, dividends or dividend equivalents may not be paid with respect to any award or unit until vesting requirements are satisfied. Generally, holders of restricted stock and restricted stock units receive dividend equivalents which are subject to vesting in line with the underlying award to which they relate. We do not have any plan to select restricted stock award or restricted stock unit grant dates for our named executive officers in coordination with the release of material non-public information.

Contractual Restricted Stock and Cash Awards to Mr. Alan B. Miller (prior to 2021). Prior to his transition from Chief Executive Officer to Executive Chairman of the Board, effective as of January 1, 2021, pursuant to his 2013 employment agreement, as amended in November, 2018, Mr. Alan B. Miller was entitled to: (i) an annual grant of restricted stock having a minimum value of $1.0 million (14,774 shares of restricted stock granted in March of 2020 with a grant date market price of $67.69 per share), and; (ii) a minimum annual cash award of $1 million (paid in March of 2020). There are no such awards stipulated in Mr. Alan B. Miller’s employment agreement dated December 23, 2020, which became effective on January 1, 2021.

Universal Health Services, Inc. 2022 Proxy Statement

Executive Compensation

Deferred Compensation

Our Deferred Compensation Plan, which is subject to the applicable provisions of Internal Revenue Code Section 409A, provides that eligible employees may elect to defer a portion of their base salary and bonus award into deferred compensation accounts that accrue earnings based upon the selection of available investment options. Under the Deferred Compensation Plan, an employee is deemed eligible if their base compensation for 2021 was $130,000 or higher and they are performing duties in a qualified position. The base compensation threshold is adjusted from time-to-time for cost-of-living increases. Pursuant to the terms of the Deferred Compensation Plan, the minimum annual amount that can be deferred is 1% of an employee’s base salary. No more than 50% of an employee’s base salary or 95% of an employee’s annual bonus may be deferred under the Deferred Compensation Plan in any calendar year. Employees may allocate a portion of their deferred compensation to be distributed in a lump sum or installments to begin at retirement or a scheduled distribution date. The available investment options consist of certain mutual funds which include: (i) conservative (e.g. money markets or bonds); (ii) moderately conservative (e.g. balanced funds), and; (iii) aggressive (e.g. domestic and international equity).

Our obligation to make payments of amounts credited to participants’ deferred compensation accounts is a general unsecured obligation. In addition, under the Deferred Compensation Plan, we may make discretionary contributions on behalf of an eligible employee. Since inception of the Deferred Compensation Plan, we have not made any discretionary contributions on behalf of employees. Two of our named executive officers deferred a portion of their base salary and/or bonus paid during 2021 to the Deferred Compensation Plan. The Compensation Committee believes that, by offering an alternative savings vehicle for our named executive officers, the Deferred Compensation Plan supports our objectives to attract, retain and motivate talented personnel.

For a further description of the Deferred Compensation Plan, please refer to the Nonqualified Deferred Compensation table and the narrative discussion included in this Proxy Statement.

Retirement Benefits

Our retirement benefits consist of our Executive Retirement Income Plan, Supplemental Executive Retirement Income Plan and a 401(k) plan. These plans are designed in combination to provide an appropriate level of replacement income upon retirement. The Compensation Committee believes that these retirement benefits provide a balanced and competitive retirement program and support our objectives to attract, retain and motivate talented personnel.

Supplemental Executive Retirement Income Plan (“SERIP”). In July 2018, the Board of Directors adopted the SERIP. Pursuant to the terms of this plan, a select group of management or other highly compensated employees may be designated as plan participants. Our SERIP, which is subject to the applicable provisions of Internal Revenue Code Section 409A, provides eligible employees with annual employer contributions which are entirely at the Company’s discretion. Generally, each annual contribution vests on the earlier of: (i) the 5th anniversary of the date of funding to the participant’s account, or; (ii) the participant attaining the qualified age of retirement (either age 62 or 65, as stipulated in the SERIP). The SERIP also provides for discretionary alternative vesting schedules for certain supplemental discretionary contributions made on an individual basis. Upon attaining the plan’s qualified age of retirement, distributions are paid in 10 annual installments to the participant. Distributions due to events other than retirement are paid in a lump sum. Our obligation to fund payments to participants’ accounts pursuant to the SERIP is a general unsecured obligation. Four of our named executive officers are participants in the SERIP.

In 2018, upon commencement of the SERIP, certain participants of the ERIP, who had not yet approached their qualified age of retirement, were given the option to remain in the ERIP or convert their participation into the SERIP. ERIP participants that elected to convert to the SERIP have been provided with an unfunded, lump sum conversion balance that was credited to the participant’s SERIP account. The unfunded ERIP conversion balances transferred to the SERIP, which were computed based upon the participant’s 2017 salary and will remain permanently unchanged after conversion, are payable over 60 monthly installments, if the participant attains their qualified age of retirement, as previously stipulated in the ERIP. If the participant does not attain their qualified age of retirement, the ERIP conversion balance is forfeited unless the Board of Directors, in its full discretion, determined otherwise. For ERIP participants who elected to convert to the SERIP, their participation in the ERIP was terminated upon conversion and no future benefits will be earned pursuant to the ERIP. SERIP participants who converted from the ERIP are entitled to future benefits pursuant to the terms of the SERIP.

Universal Health Services, Inc. 2022 Proxy Statement

Executive Compensation

Executive Retirement Income Plan (“ERIP”). In October 1993, the Board of Directors adopted the ERIP, which was subsequently closed to new participants effective January 1, 2015. Pursuant to the terms of the ERIP, certain management or other highly compensated employees, who had been previously designated as plan participants by our Board of Directors prior to December 31, 2014, and who had completed at least 10 years of active employment with us, may receive retirement income benefits.

Subject to certain conditions, the monthly benefit is payable to a participant who retires after he or she reaches age 62 (applicable to participants added to the ERIP before 2008) or age 65 (applicable to participants added to the ERIP after January 1, 2008). The benefit is equal to 3% of the employee’s average monthly base salary over the three years preceding retirement multiplied by the number of qualified years (not to exceed 10) of the participant’s employment with us. Payment of the benefit will be made in 60 monthly installments following the participant’s retirement date. If a participant’s employment with us is terminated prior to their qualified age of retirement, no ERIP benefits will be payable unless the Board of Directors, in its full discretion, determines otherwise. In 2018, certain participants were transferred to the SERIP and were provided with an unfunded, lump sum conversion balance pursuant to the SERIP, as discussed above. One of our named executive officers remains a participant in the ERIP.

For a further description of the SERIP and ERIP, please refer to the Pension Benefits included in this Proxy Statement.

401(k) Plan. We maintain a 401(k) plan for all employees, including our named executive officers, as an additional source of retirement income. Pursuant to the 401(k) plan, in 2021, we made matching contributions (subject to highly compensated employee limits set by the Internal Revenue Code) to the 401(k) plan of approximately $70 million. All of the named executive officers participated in the 401(k) plan in 2021. Accordingly, we made matching contributions equal to $8,700 to the 401(k) plan for each of the participating named executives.

Benefits

Our named executive officers are eligible to participate in the benefit plans generally available to all of our employees, which include health, dental, life insurance, vision and disability plans, all of which the Compensation Committee believes are commensurate with plans of other similarly situated public companies in the hospital management industry.

Company Aircraft. We have a partial ownership interest in a fixed wing aircraft that is available for business purpose use by members of our management team, including our named executive officers, and for personal use by Messrs. Marc Miller and Alan Miller. When the aircraft is utilized for personal purposes by either individual and/or their family members, the incremental costs incurred, including the regular hourly charges, variable fuel charges and associated fees and taxes, are directly reimbursed to us by Messrs. Marc Miller and/or Alan Miller and therefore no imputed amounts are included in the Summary Compensation Table.

Automobile. Mr. Alan Miller utilizes his automobiles for both business and personal purposes. During 2019, we paid 100% of the cost of a new vehicle purchased for Mr. Miller. Included in the Summary Compensation Table in “All other compensation” for 2021, is $14,145 related to the lease value as determined by the IRS, maintenance and fuel costs paid by the Company deemed to be related to his personal vehicle use.

Reimbursement of Relocation Expenses. In the normal course of business, in an effort to satisfy our staffing needs with high-quality personnel and/or support the career development of an employee by enabling them to assume a position of broader scope and complexity, we may need to place an executive in a position in a geographic location which differs from that in which the individual resides. The relocation benefits for our executives are patterned on standard industry practices and are competitive in design. The provisions for relocation benefits are the same for several of the top layers of management and consistently administered. Included in the relocation benefits are reimbursements or direct payment to vendors for expenses that include items like a short duration house hunting trip, movement of household goods and personal items, short duration of interim living expenses and certain closing costs for the sale and purchase of a house. Relocation reimbursement that is taxable to the individual is typically grossed-up to cover the resulting incremental income tax expense. During 2020 and 2019, we paid certain relocation expenses, including income tax gross-ups, for Mr. Peterson as disclosed on the Summary Compensation Table contained in this proxy statement.

Other Perquisites. From time to time, we make tickets to cultural and sporting events available to our employees, including our named executive officers, for business purposes. If not utilized for business purposes, the tickets are made available to our employees, including our named executive officers, for personal use.

Universal Health Services, Inc. 2022 Proxy Statement

Executive Compensation

Split-Dollar Life Insurance Agreements. In December 2010, our Board of Directors approved the Company’s entering into supplemental life insurance plans and agreements on the lives of our Executive Chairman and his wife. As a result of these agreements, as amended in October 2016, based on actuarial tables and other assumptions, during the life expectancies of the insureds, we would pay approximately $28 million in premiums, and certain trusts owned by our Executive Chairman, would pay approximately $9 million in premiums. Based on the projected premiums mentioned above, and assuming the policies remain in effect until the death of the insureds, we will be entitled to receive death benefit proceeds of no less than approximately $37 million representing the $28 million of aggregate premiums paid by us as well as the $9 million of aggregate premiums paid by the trusts. In connection with these policies, we paid approximately $1.0 million and $1.1 million in premium payments during 2021 and 2020, respectively.

Based on these projections, which are subject to the achievement of certain investment income and life expectancy assumptions, the total economic pre-tax cost to the Company (which includes the projected cost of capital net of the income resulting from the Company’s expected future receipt of the $9 million of premiums paid by the Trusts) would be approximately $10 million over the life expectancies of the insureds. We estimate that our share of the premium payments due on these policies will approximate $1.0 million in 2022 and decrease annually to approximately $200,000 over the life expectancies of the insureds. Our aggregate premium payments (as well as the Trust’s) are expected to be repaid to us utilizing the death benefit proceeds.

The Compensation Committee has determined to offer the above-described fringe benefits and perquisites in order to attract and retain our named executive officers by offering compensation opportunities that are competitive. In determining the total compensation payable to our named executive officers, for a given fiscal year, the Compensation Committee considers such fringe benefits and perquisites. However, with the exception of the above-mentioned split dollar life insurance agreements related to Mr. Alan B. Miller, given the fact that such other fringe benefits and perquisites, which are available to our named executive officers, represent a relatively insignificant portion of their total compensation, they do not materially influence the decisions made by the Compensation Committee with respect to other elements of each individual’s total compensation. For a further description of the fringe benefits and perquisites received by our named executive officers during 2021, please refer to the All Other Compensation table included in this Proxy Statement.

Rewards/Compensation Risk Analysis: As part of its oversight of the Company’s executive compensation program, the Compensation Committee considers the impact of the Company’s executive compensation program, and the incentives created by the compensation awards that it administers, on the Company’s risk profile. In addition, the Company reviews all of its compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to the Company. The review found that there were no excessive risks encouraged by the Company’s reward programs and the rewards programs do not produce payments that have a material impact on the financial performance of the organization. Approximately 900 employees (including the named executive officers) of our approximate 62,670 full-time employees in the U.S. and U.K. (comprising approximately 1.4% of our full-time employees) have incentive plans that entitle those individuals to larger bonus awards if profitability increases. However, although the plans are based on profitability, the bonus awards for these employees are capped at specific award levels (typically at 125% or less of base salary). Therefore, should our profitability increase, even by significant amounts, we do not believe the additional aggregate bonus awards would have a material unfavorable impact on our future results of operations

Tax Considerations

Our chief executive officer, our chief financial officer and the next three most highly compensated officers are referred to herein as the named executive officers. For years beginning prior to January 1, 2018, Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) placed a limit of $1 million on the amount of compensation we may deduct for federal income tax purposes in any one year with respect to our named executive officers with the exception of our chief financial officer. However, performance-based compensation that met certain requirements is excluded from this $1 million limitation.

On December 22, 2017, the President of the United States signed into law comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act of 2017 (the “TCJA-17”). TCJA-17 modifies Section 162(m) by (1) expanding which employees are considered covered employees by including the chief financial officer applicable to years beginning after December 31, 2017, (2) providing that if an individual is a covered employee for a year beginning after December 31, 2016, the individual remains a covered employee for all future years, and (3) removing the exceptions for performance-based compensation applicable to years

Universal Health Services, Inc. 2022 Proxy Statement

Executive Compensation

beginning after December 31, 2017. These changes do not apply to compensation stemming from contracts entered into on or before November 2, 2017, unless such contracts were materially modified on or after that date. Compensation agreements entered into and share-based payment awards granted after this date will be subject to the revised terms of Section 162(m).

In reviewing the effectiveness of the executive compensation program, the Compensation Committee considers the anticipated tax treatment to us and to the named executive officers of various payments and benefits. However, the deductibility of certain compensation payments depends upon the timing of an executive’s vesting or exercise of previously granted awards, as well as interpretations and changes in the tax laws and other factors beyond the Compensation Committee’s control. For these and other reasons, including to maintain flexibility in compensating the named executive officers in a manner designed to promote varying corporate goals, the Compensation Committee did not necessarily, or in all circumstances, limit executive compensation to that which is deductible under Section 162(m) of the Code and had not adopted a policy requiring all compensation to be deductible.

Summary

The foregoing discussion describes the compensation objectives and policies that were utilized with respect to our named executive officers during 2021 and will be utilized in 2022. In the future, as the Compensation Committee continues to review each element of the executive compensation program with respect to our named executive officers, the objectives of our executive compensation program, as well as the methods that the Compensation Committee utilizes to determine both the types and amounts of compensation to award to our named executive officers, may change.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management; and based on the review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE

Eileen C. McDonnell (Chairperson)

Lawrence S. Gibbs

Elliot J. Sussman, M.D.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board of Directors is composed of Eileen C. McDonnell, Lawrence S. Gibbs and Elliot J. Sussman. All the members of the Compensation Committee are independent directors and no member has ever been one of our officers or employees or had a relationship with us that required disclosure.

Universal Health Services, Inc. 2022 Proxy Statement

SUMMARY COMPENSATION TABLE

The following table sets forth certain compensation information for our Chief Executive Officer, our Chief Financial Officer and the other most highly compensated executive officers for services rendered to UHS and its subsidiaries during the past three fiscal years. We refer to these officers collectively as our named executive officers:

Name and principal position	Year	Salary(7.) ($)	Bonus ($)		Grant Date Fair Value Stock Awards(1.) ($)	Grant Date Fair Value Option Awards(2.) ($)	Non-Equity Incentive Plan Compensation(3.) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4.) ($)	All other compensation(9.) ($)	Total ($)

Marc D. Miller, Chief Executive Officer and President(8.)	2021	$1,100,042	$0		$0	$10,104,427	$2,750,105	$52,002	$14,366	$14,020,942
	2020	823,020	0		0	1,458,238	0	49,519	15,220	2,345,997
	2019	825,318	0		0	3,043,494	493,540	47,164	15,697	4,425,213

Alan B. Miller, Executive Chairman(8.)	2021	$1,000,038	$1,000,000	(5.)	$0	$10,104,427	$0	$—	$1,092,036	$13,196,501
	2020	1,446,473	1,000,000	(5.)	1,000,052	8,603,615	0	44,826	1,151,248	13,246,214
	2019	1,700,065	1,000,000	(5.)	1,000,057	17,956,614	1,564,060	44,520	1,207,924	24,473,240

Steve G. Filton, Executive Vice President, Chief Financial Officer and Secretary	2021	$714,681	$0		$0	$3,168,736	$893,351	$41,232	$18,162	$4,836,162
	2020	652,613	0		0	1,020,766	0	39,656	18,043	1,731,078
	2019	660,938	0		0	2,130,446	304,031	38,154	18,251	3,151,820

Marvin G. Pember, Executive Vice President and President, Acute Care	2021	$736,568	$0		$0	$3,180,879	$782,604	$42,907	$14,134	$4,757,092
	2020	679,177	0		0	1,020,766	0	41,621	17,549	1,759,113
	2019	693,686	0		0	2,130,446	209,840	40,185	19,159	3,093,316

Matthew J. Peterson, Executive Vice President and President, Behavioral Health	2021	$623,364	$0		$0	$2,724,166	$545,444	$36,408	$18,351	$3,947,733
	2020	576,397	0		0	729,119	0	10,247	150,492	1,466,255
	2019	170,775	100,000	(6.)	0	1,493,045	0	0	61,915	1,825,735

(1.)

Prior to his transition from Chief Executive Officer to Executive Chairman of the Board, effective as of January 1, 2021, pursuant to his 2013 employment agreement, as amended in November, 2018, Alan B. Miller was entitled to an annual grant of restricted stock having a minimum value of $1.0 million. There are no such awards stipulated in Alan B. Miller’s employment agreement dated December 23, 2020, which became effective on January 1, 2021. Amounts represent the grant date fair value of award made to Alan B. Miller during 2020 and 2019 under the 2010 Amended and Restated Employees’ Restricted Stock Purchase Plan (the “2010 Plan”). The 2020 and 2019 awards are/were scheduled to vest ratably over a two-year period. Dividends declared by the Company are paid with respect to outstanding shares of restricted stock.

(2.)

Amounts in 2021 represent the aggregate fair value of options granted at the market price on the date of grant (grant date fair value of $40.42) and options granted at 110% of the market price on the date of grant (grant date fair value of $35.98). Amounts in 2020 represent the aggregate fair value of options granted at the market price on the date of grant (grant date fair value of $14.58) and options granted at 110% of the market price on the date of grant (grant date fair value of $12.31). Amounts in 2019 for Alan B. Miller, Marc D. Miller, Steve G. Filton and Marvin G. Pember represent grant date fair value of $30.43. For Matthew J. Peterson, 2019 amount represents grant date fair value of $29.86 for an award made in September of 2019 upon commencement of his employment. All options granted in 2021 were awarded pursuant to our 2020 Omnibus Stock and Incentive Plan. All options granted in 2020 and 2019 were awarded pursuant to our Amended and Restated 2005 Stock Incentive Plan. For the assumptions used for the fair value valuations, please refer to Note 5—Common Stock, to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the years ended December 31, 2021, 2020 and 2019.

(3.)

Reflects the dollar value of annual bonuses earned during each of the last three years pursuant to the terms of our Executive Incentive Plan. In March of 2022 (for 2021) our Compensation Committee approved annual cash incentive bonuses pursuant to the Executive Incentive Plan. For 2021 as a percentage of each individual’s annual base salary, the bonus amounts earned were as follows: Marc D. Miller 250%; Steve G. Filton 125%; Marvin G. Pember 106%, and; Matthew J. Peterson 88%. As part of his compensation in connection with his role as Executive Chairman of the Board of Directors, which was effective as of January 1, 2021, Mr. Alan B. Miller did not receive an annual incentive bonus pursuant to the Executive Incentive Plan. However, in March, 2022, our Board of Directors awarded Mr. Alan B. Miller a $1.0 discretionary bonus for 2021. No cash incentive bonuses were paid to any of our executive officers pursuant to the Executive Incentive Plan for the year ended December 31, 2020 as a result of the COVID-19 pandemic and its material unfavorable impact on our results of operations. In March of 2019 (for 2020) our Compensation Committee approved annual cash incentive bonuses pursuant to the Executive Incentive Plan. For 2019, as

Universal Health Services, Inc. 2022 Proxy Statement

Summary Compensation Table

a percentage of each individual’s annual base salary, the bonus amounts earned were as follows: Alan B. Miller 92%; Marc D. Miller 60%; Steve G. Filton 46%, and; Marvin G. Pember 30%. Matthew J. Peterson’s employment commenced in September of 2019 and he was therefore not eligible for a 2019 bonus.

(4.)

These amounts represent the aggregate change in pension value for each named executive in 2021, 2020 and 2019 pursuant to the Executive Retirement Income Plan or the Supplemental Executive Retirement Income Plan, as disclosed herein. The amounts in this column do not reflect compensation deferrals pursuant to our Nonqualified Deferred Compensation Plan since there are no contributions or benefits provided by us in connection with the plan.

(5.)

In March, 2022 (for 2021), our Compensation Committee awarded a discretionary bonus of $1.0 million to Mr. Alan B. Miller. Prior to his transition from Chief Executive Officer to Executive Chairman of the Board (effective as of January 1, 2021), pursuant to his 2013 employment agreement, as amended in November, 2018, Alan B. Miller was entitled to minimum annual cash award of $1.0 million for each of 2020 and 2019. There are no such awards stipulated in Alan B. Miller’s employment agreement dated December 23, 2020, which became effective on January 1, 2021.

(6.)	The $100,000 cash bonus paid to Mr. Peterson in 2019 was a sign-on bonus upon commencement of employment.

(7.)

In June of 2020, in response to the COVID-19 pandemic, the Compensation Committee approved reductions to the 2020 base salaries of our executive officers in the following amounts: $289,294 for Alan B. Miller, $43,680 for Marc D. Miller, $34,580 for Steve G. Filton, $35,929 for Marvin G. Pember and $30,407 Matthew J. Peterson. In conjunction with these 2020 base salary reductions, the Company contributed the funds generated from the reductions to the UHS Foundation, our previously established employee assistance fund.

(8.)

Mr. Alan B. Miller was appointed Executive Chairman of the Board effective January 1, 2021. He had been Chairman of the Board and Chief Executive Officer from our inception through December 31, 2020. Mr. Marc D. Miller was appointed Chief Executive Officer and President effective January 1, 2021. Marc D. Miller had previously served as President since May, 2009.

(9.)	Components of All Other Compensation are as follows:

Universal Health Services, Inc. 2022 Proxy Statement

ALL OTHER COMPENSATION TABLE

Name	Year	Perquisites and Other Personal Benefits ($)(1.)	Tax Reimbursements ($)(2.)	Insurance Premiums ($)(3.)	Company Contributions to Retirement and 401(k) Plans ($)	Dividends Paid on Unvested Stock	Total ($)

Marc D. Miller	2021	$0	$0	$5,666	$8,700	$0	$14,366

	2020	973	0	5,697	8,550	0	15,220

	2019	1,600	0	5,697	8,400	0	15,697

Alan B. Miller	2021	$49,064	$0	$1,022,750	$8,700	$11,522	$1,092,036

	2020	64,819	0	1,071,393	8,550	6,486	1,151,248

	2019	68,948	0	1,112,530	8,400	18,046	1,207,924

Steve G. Filton	2021	$0	$0	$9,462	$8,700	$0	$18,162

	2020	0	0	9,493	8,550	0	18,043

	2019	358	0	9,493	8,400	0	18,251

Marvin G. Pember	2021	$900	$0	$4,534	$8,700	$0	$14,134

	2020	900	0	8,099	8,550	0	17,549

	2019	1,912	0	8,847	8,400	0	19,159

Matthew J. Peterson	2021	$2,564	$0	$7,087	$8,700	$0	$18,351

	2020	96,130	38,695	7,117	8,550	0	150,492

	2019	37,771	17,992	688	5,464	0	61,915

(1.)	2021:

Amounts for Mr. Alan Miller consists of the following: (i) $25,000 for professional tax services; (ii) $5,260 for payment of country club dues; (iii) $1,546 for accounting services; (iv) $3,113 for maintenance on personal residence, and; (v) $14,145 for the lease value, fuel and maintenance charges incurred in connection with his automobile.

Amount for Mr. Marvin G. Pember consists of $900 for cell phone stipend.

Amount for Mr. Matthew J. Peterson consists of the following: (i) $900 for cell phone stipend; (ii) $1,334 related to the Employee Stock Purchase Plan discount, and; (iii) $330 for sporting event tickets paid for by us.

2020:

Amounts for Mr. Alan Miller consists of the following: (i) $25,000 for professional tax services; (ii) $10,789 for payment of country club dues; (iii) $2,573 for accounting services; (iv) $3,022 for maintenance on personal residence; (v) $23,075 for the lease value, fuel and maintenance charges incurred in connection with his automobile, and; (vi) $360 wireless stipend.

Amount for Mr. Marc D. Miller consists $768 for sporting event tickets paid for by us and $205 for a token gift provided by the Company.

Amount for Mr. Marvin G. Pember consists of $900 for cell phone stipend.

Amount for Mr. Matthew J. Peterson consists of the following: (i) $94,025 of relocation expenses paid for by the Company; (ii) $1,000 related to the Employee Stock Purchase Plan discount; (iii) $900 for cell phone stipend, and; (iv) $205 for a token gift provided by the Company.

2019:

Amounts for Mr. Alan Miller consist of the following: (i) $25,000 for professional tax services; (ii) $10,773 for payment of country club dues; (iii) $9,330 for accounting services; (iv) $2,906 for maintenance on personal residence; (v) $20,604 for the lease value, fuel and maintenance charges incurred in connection with his automobile, and; (vi) $335 wireless stipend.

Amounts for Messrs. Marc D. Miller and Steve G. Filton consist of $1,600 and $358, respectively, for sporting event tickets paid for by us.

Amount for Mr. Marvin G. Pember consists of $900 for cell phone stipend and $1,012 for sporting event tickets paid for by us.

Amount for Mr. Matthew J. Peterson consists of $37,508 relocation expenses paid by us and $263 for cell phone stipend.

(2.)	Amount represents reimbursement of income taxes incurred by Mr. Peterson in connection with relocation expenses paid by us during 2020 and 2019.

(3.)	Amounts for Messrs. Marc. D. Miller, Steve G. Filton, Marvin G. Pember and Matthew J. Peterson consist of premiums paid in connection with long term disability coverage.

Amounts for Mr. Alan B. Miller consist of: (i) $1,013,242 in 2021, $1,061,667 in 2020 and $1,102,810 in 2019, of premium payments made in connection with split-dollar-life insurance agreements, as discussed in Split Dollar Life Insurance Agreement, included herein, and; (ii) $9,508 in 2021, $9,726 in 2020 and $9,721 in 2019 of premiums paid in connection with long term disability coverage.

Universal Health Services, Inc. 2022 Proxy Statement

GRANTS OF PLAN-BASED AWARDS

The following table provides information regarding plan-based awards granted during fiscal year 2021 to our named executive officers.

	Approval/ Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1.)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units(3.) (#)	All Other Option Awards: Number of Securities Underlying Options(4.) (#)	Exercise or Base Price of Option Awards ($ /Sh)	Grant Date Fair Value of Stock and Option Awards(5.) ($)	Closing Price on Grant Date ($ / Sh)
Name		Threshold ($)(2.)	Target ($)(2.)	Maximum ($)(2.)	Threshold ($)	Target ($)	Maximum ($)

Marc D. Miller	3/17/2021	$55,002	$1,100,042	$2,750,105				—	125,000	$138.80	$5,052,493	$138.80

	3/17/2021								140,425	$152.68	$5,051,934	$138.80

Alan B. Miller	3/17/2021	$—	$—	$—					125,000	$138.80	$5,052,493	$138.80

	3/17/2021							—	140,425	$152.68	$5,051,934	$138.80

Steve G. Filton	3/17/2021	$17,867	$357,341	$893,351					39,200	$138.80	$1,584,459	$138.80

	3/17/2021							—	44,037	$152.68	$1,584,277	$138.80

Marvin G. Pember	3/17/2021	$4,604	$230,178	$782,604					39,350	$138.80	$1,590,522	$138.80

	3/17/2021							—	44,206	$152.68	$1,590,357	$138.80

Matthew J. Peterson	3/17/2021	$3,896	$194,801	$662,324					33,700	$138.80	$1,362,149	$138.80

	3/17/2021							—	37,859	$152.68	$1,362,017	$138.80

(1.)

Pursuant to the Executive Incentive Plan and the formula approved by the Compensation Committee, each named executive officer other than Mr. Alan B. Miller was entitled to receive between 0% and 250% of that executive officer’s target bonus based, either entirely or in part, on our achievement of certain corporate and divisional performance criteria. As discussed in the Compensation Discussion and Analysis, with respect to Messrs. Marc D. Miller and Steve G. Filton, 100% of their 2021 annual incentive bonus was determined using certain corporate performance criteria, and with respect to Messrs. Pember and Peterson, each of their 2021 annual incentive bonus was determined utilizing: (i) 25% of their annual salary based upon the achievement of certain corporate performance criteria, and; (ii) 75% of their annual salary based upon the achievement of certain divisional income targets. As part of his compensation in connection with his role as Executive Chairman of the Board of Directors, which was effective as of January 1, 2021, in March, 2022, our Compensation Committee awarded Mr. Alan B. Miller a $1.0 million discretionary bonus for 2021.

(2.)	Estimates calculated based upon 2021 salaries.

(3.)	Restricted shares of Class B Common Stock issued under the Company’s 2020 Omnibus Stock and Incentive Plan.

(4.)

Stock option awards issued on March 17, 2021 were issued under our 2020 Omnibus Stock and Incentive Plan. Half of the total option award value issued to our named executive officers on March 17, 2021 was issued with a premium exercise price of 10% above the grant date market value and half of the total option award value was issued with an exercise price equal to the grant date market value.

(5.)	Represents the full grant date fair value for the option awards, calculated in accordance with ASC 718 as described in our Form 10-K for the year ended December 31, 2021.

Marc D. Miller’s Employment Agreement as Chief Executive Officer, effective January 1, 2021, as amended on March 23, 2022

Mr. Marc D. Miller was appointed Chief Executive Officer (“CEO”) and President effective January 1, 2021. He has served as President since May, 2009 and prior thereto served as Senior Vice President and co-head of our Acute Care Hospitals since 2007.

Certain elements of Mr. Marc D. Miller’s compensation for 2021 were determined by the terms of his employment agreement that was entered into on December 23, 2020, with an effective date of January 1, 2021. Pursuant to the terms of the employment agreement, Mr. Marc D. Miller will serve as CEO with a term scheduled to end on January 1, 2026, subject, however, to earlier termination, and subject further to automatic renewal for additional one-year periods unless either party elects otherwise. On March 23, 2022, we entered into an amendment to the employment agreement with Mr. Marc D. Miller which increased his annual bonus opportunity and annual base salary, as discussed below.

Universal Health Services, Inc. 2022 Proxy Statement

Grants of Plan-Based Awards

Pursuant to the terms of his employment agreement, as amended on March 23, 2022, Marc Miller’s salary as our Chief Executive Officer will be $1,300,000 for 2022 which is an 18.2% increase over his 2021 base salary. Mr. Marc D. Miller is also entitled to an annual bonus opportunity target equal to 150% of his 2022 salary (previous annual bonus opportunity was equal to 100% of his 2021 salary). Mr. Marc Miller’s Agreement was also amended to narrow the circumstances under which Mr. Marc D. Miller can resign from employment with good reason and receive acceleration of future long-term incentive awards, including his Performance Based Restricted Stock Units. The amount of the annual bonus for any year may be more or less than the target amount and will be determined by the Board of Directors in accordance with pre-established performance measures. Additionally, Mr. Marc D. Miller may also be paid during the term of his employment agreement, bonuses and other compensation as may from time to time be determined by the Board of Directors.

Mr. Marc D. Miller participates in benefit plans and programs that are made available to other employees and will be eligible to receive annual awards under the Company’s long-term incentive plan(s) (“LTIP”) as in effect from time to time, which will be subject to conditions as are consistent with terms and conditions applicable to LTIP awards made to other senior executives of the Company, subject to certain acceleration rights upon a qualifying termination of employment as set forth in his employment agreement.

For a further description of the employment agreement, please refer to the Potential Payments Upon Termination or Change-in-Control section below. For a further description of the compensation setting process with respect to Mr. Marc D. Miller, please refer to the Compensation Discussion and Analysis section above. For a further description of Mr. Marc D. Miller’s benefits under the Company’s Supplemental Executive Retirement Income Plan, please refer to the Pension Benefits section below.

Alan B. Miller’s Employment Agreement as Executive Chairman, effective January 1, 2021, as amended on March 23, 2022

Mr. Alan B. Miller was appointed Executive Chairman of the Board effective January 1, 2021. He had been Chairman of the Board and Chief Executive Officer since our inception in 1978 and also served as President from inception until 2009.

Certain elements of Mr. Alan B. Miller’s compensation for 2022 will be determined by the terms of his employment agreement that was entered into on December 23, 2020, with an effective date of January 1, 2021. Pursuant to the terms of the employment agreement, as amended on March 23, 2022, Alan B. Miller will serve as Executive Chairman with a term scheduled to end on January 1, 2024, subject, however, to earlier termination, and subject further to automatic renewal for additional one year periods unless either party elects otherwise.

Mr. Alan B. Miller’s salary as our Executive Chairman will be $1,000,000 for 2022 which is unchanged from his 2021 base salary. Additionally, Mr. Alan Miller may also be entitled to bonuses and other compensation as may from time to time be determined by the Board of Directors. Mr. Alan B. Miller will also be eligible to receive annual awards under the Company’s LTIP as in effect from time to time, which will be subject to conditions as are consistent with terms and conditions applicable to LTIP awards made to other senior executives of the Company, subject to certain acceleration rights upon a qualifying termination of employment as set forth in his employment agreement. Mr. Alan Miller’s Agreement was amended to narrow the circumstances under which Mr. Alan B. Miller can resign from employment with good reason and receive acceleration of future long-term incentive awards, including his Performance Based Restricted Stock Units.

Mr. Alan B. Miller participates in benefit plans and programs that are made available to other employees and he receives certain executive perquisites, including, but not limited to, split dollar life insurance benefits, payment of certain automobile costs, payment of country club dues, tax and accounting services, use of a private plane for personal purposes for up to 60 hours per year, subject to reimbursement by Mr. Alan B. Miller of the incremental costs incurred at market rates, and such other fringe benefits as the Compensation Committee of our Board of Directors may determine (as discussed in the Compensation Discussion and Analysis).

For a further description of the employment agreement, please refer to the Potential Payments Upon Termination or Change-in-Control section below. For a further description of the compensation setting process with respect to Mr. Alan B. Miller, please refer to the Compensation Discussion and Analysis section above. For a further description of Mr. Alan B. Miller’s benefits under the Company’s Executive Retirement Income Plan, please refer to the Pension Benefits section below.

Universal Health Services, Inc. 2022 Proxy Statement

Grants of Plan-Based Awards

Alan B. Miller’s Restricted Stock Grants in 2020 and 2019, as Chief Executive Officer

Pursuant to the terms of Mr. Alan B. Miller’s 2013 Employment Agreement, which has since been replaced by the employment agreement that was entered into on December 23, 2020, and became effective on January 1, 2021, in March of 2020 and 2019, as indicated below, the Compensation Committee approved the issuance of restricted shares of our Class B Common Stock to Mr. Alan Miller pursuant to the Amended and Restated 2010 Employees’ Restricted Stock Purchase Plan.

The restricted shares issued in each of March 2020 and 2019 had a grant date market value of $1.0 million. The March of 2020 and 2019 restricted stock grants had a vesting schedule of 50% on each of the first and second anniversaries of the date of grant. The forfeiture of these shares prior to the vesting dates are determined pursuant to the terms set forth in the Restricted Stock Purchase Agreement. Dividends declared by the Company are paid with respect to outstanding shares of restricted stock.

•	14,774 restricted shares of our Class B Common Stock issued on March 18, 2020 (grant date market value of $67.69 per share).

•	7,462 restricted shares of our Class B Common Stock issued on March 20, 2019 (grant date market value of $134.02 per share).

Universal Health Services, Inc. 2022 Proxy Statement

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2021

The following table provides information about the number of outstanding equity awards held by our named executive officers at December 31, 2021.

	Option Awards(1.)					Stock Awards(2.)
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4.)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Name	Exercisable	Unexercisable

Marc D. Miller	103,000	0	0	$124.56	03/28/2022	0	0	0	0

	75,000	25,000	0	$119.64	04/12/2023	0	0	0	0

	50,000	50,000	0	$134.02	03/19/2024	0	0	0	0

	12,500	37,500	0	$67.69	03/17/2025	0	0	0	0

	14,805	44,415	0	$74.46	03/17/2025	0	0	0	0

	0	125,000	0	$138.80	03/16/2026	0	0	0	0

	0	140,425	0	$152.68	03/16/2026	0	0	0	0

Alan B. Miller						10,619	1,376,860	0	0

	590,000	—	0	$124.56	03/28/2022	0	0	0	0

	442,500	147,500	0	$119.64	04/12/2023	0	0	0	0

	295,000	295,000	0	$134.02	03/19/2024	0	0	0	0

	73,750	221,250	0	$67.69	03/17/2025	0	0	0	0

	87,350	262,049	0	$74.46	03/17/2025	0	0	0	0

	0	125,000	0	$138.80	03/16/2026	0	0	0	0

	0	140,425	0	$152.68	03/16/2026	0	0	0	0

Steve G. Filton	70,000	—	0	$124.56	03/28/2022	0	0	0	0

	52,500	17,500	0	$119.64	04/12/2023	0	0	0	0

	35,000	35,000	0	$134.02	03/19/2024	0	0	0	0

	8,750	26,250	0	$67.69	03/17/2025	0	0	0	0

	10,364	31,090	0	$74.46	03/17/2025	0	0	0	0

	0	39,200	0	$138.80	03/16/2026	0	0	0	0

	0	44,037	0	$152.68	03/16/2026	0	0	0	0

Marvin G. Pember	30,000	0	0	$124.56	03/28/2022	0	0	0	0

	35,000	17,500	0	$119.64	04/12/2023	0	0	0	0

	35,000	35,000	0	$134.02	03/19/2024	0	0	0	0

	8,750	26,250	0	$67.69	03/17/2025	0	0	0	0

	10,364	31,090	0	$74.46	03/17/2025	0	0	0	0

	0	39,350	0	$138.80	03/16/2026	0	0	0	0

	0	44,206	0	$152.68	03/16/2026	0	0	0	0

Universal Health Services, Inc. 2022 Proxy Statement

Outstanding Equity Awards at December 31, 2021

	Option Awards(1.)					Stock Awards(2.)
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4.)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Name	Exercisable	Unexercisable

Matthew J. Peterson(3.)	16,667	33,333	0	$151.99	09/17/2024	0	0	0	0

	0	18,750	0	$67.69	03/17/2025	0	0	0	0

	0	22,207	0	$74.46	03/17/2025	0	0	0	0

	0	33,700	0	$138.80	03/16/2026	0	0	0	0

	0	37,859	0	$152.68	03/16/2026	0	0	0	0

1.

Stock option awards. The stock options issued to Mr. Matthew J. Peterson on September 18, 2019 are scheduled to vest in three equal installments on the second, third and fourth anniversaries of the grant date. All other stock options are scheduled to vest ratably on the first, second, third and fourth anniversary dates from the date of grant. The applicable grant dates for the options indicated above are set forth below:

•	On March 29, 2017, stock options were granted with an exercise price of $124.56.

•	On April 13, 2018, stock options were granted with an exercise price of $119.64.

•	On March 20, 2019, stock options were granted with an exercise price of $134.02.

•	On September 18, 2019, stock options were granted with an exercise price of $151.99.

•	On March 18, 2020, stock options were granted with an exercise price of $67.69.

•	On March 18, 2020, stock premium stock options were granted with a 10% premium exercise price of $74.46.

•	On March 17, 2021, stock options were granted with an exercise price of $138.80.

•	On March 17, 2021, stock premium stock options were granted with a 10% premium exercise price of $152.68.

2.	Restricted Stock Awards. The outstanding restricted stock awards for Mr. Alan B. Miller vested as follows: 3,232 shares on January 17, 2022 and 7,387 shares on March 18, 2022.

3.

Mr. Peterson was hired by the Company in September 2019 and was awarded stock options upon the commencement of his employment, which are scheduled to vest in three equal installments on the second, third and fourth anniversaries of the grant date.

4.	Based on the closing sale price of the Class B Common Stock on the New York Stock Exchange on December 31, 2021 of $129.66 per share.

Universal Health Services, Inc. 2022 Proxy Statement

OPTION EXERCISES AND STOCK VESTED

The following table provides information about stock option exercises by, and the vesting of stock for, our named executive officers during fiscal year 2021:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1.)	Value Realized on Vesting ($)

Marc D. Miller	—	$—	—	$—

Alan B. Miller	—	$—	18,364	$2,510,864

Steve G. Filton	20,000	$254,800	—	$—

Marvin G. Pember	13,750	$196,763	—	$—

Matthew J. Peterson	13,653	$1,076,062	—	$—

(1.)	Restricted stock for Alan B. Miller vested as follows:

•	On January 17, 2021, 3,231 shares at $132.48 per share.
•	On March 18, 2021, 7,387 shares at $138.80 per share.
•	On March 20, 2021, 3,731 shares at $138.00 per share.
•	On March 29, 2021, 4,015 shares at $135.15 per share.

Universal Health Services, Inc. 2022 Proxy Statement

PENSION BENEFITS

Executive Retirement Income Plan (“ERIP”)

In October 1993, the Board of Directors adopted the ERIP, which was subsequently closed to new participants effective January 1, 2015. Pursuant to the terms of the ERIP, certain management or other highly compensated employees, who had been previously designated as plan participants by our Board of Directors prior to December 31, 2014, and who had completed at least 10 years of active employment with us, may receive retirement income benefits.

Subject to certain conditions, the monthly benefit is payable to a participant who retires after he or she reaches age 62 (applicable to participants added to the plan before 2008) or age 65 (applicable to participants added to the plan after January 1, 2008). The benefit is equal to 3% of the employee’s average monthly base salary over the three years preceding retirement multiplied by the number of qualified years (not to exceed 10) of the participant’s employment with us.

Upon attaining the qualified age of retirement as stipulated in the plan, subject to certain conditions, payment of ERIP benefits are made to participants in 60 monthly installments following their retirement date. In certain circumstances, the participant may elect to receive the present value of the payments in one lump sum or receive payments over a period of 10 years. If a participant’s employment with us is terminated prior to their qualified age of retirement, no ERIP benefits will be payable unless the Board of Directors, in its full discretion, determines otherwise.

In 2018, upon commencement of the Supplemental Executive Retirement Income Plan (“SERIP”), as discussed below, certain participants of the ERIP, who had not yet approached their qualified age of retirement, were given the option to remain in the ERIP or convert their participation into the SERIP. Please see Supplemental Executive Retirement Income Plan below for additional disclosure related to participants who elected to convert from the ERIP to the SERIP.

Mr. Alan B. Miller remains a participant in the ERIP. Mr. Alan B. Miller’s aggregate benefit payable under the ERIP (for the 60 months in which the participant receives benefits), assuming retirement as of December 31, 2021, amounted to approximately $2.6 million. Pursuant to Alan B. Miller’s employment contract dated December 23, 2020, for purposes of the ERIP, the monthly compensation for the three years preceding retirement shall be deemed to be the average monthly compensation for the three years ended immediately prior to January 1, 2021. As discussed below, Marc D. Miller and Steve G. Filton converted their ERIP participation into the SERIP. Marvin G. Pember and Matthew J. Peterson were not previously ERIP participants.

The following tables provide information about pension benefits pursuant to our ERIP for our named executive officer, as described below.

Name	Number of Years Credited Service (#)	Value of Accumulated Benefit ($)(1.)	Payments During Last Fiscal Year ($)

Alan B. Miller	43	$2,270,794	0

(1.)	4% discount rate applied over the projected post-retirement 5-year payout period.

Supplemental Executive Retirement Income Plan (“SERIP”)

In July, 2018, the Board of Directors adopted the SERIP. Pursuant to the terms of the SERIP, a select group of management or other highly compensated employees may be designated as plan participants. Our SERIP, which is subject to the applicable provisions of Internal Revenue Code Section 409A, provides eligible employees with annual employer contributions which are entirely at the Company’s discretion. Generally, each annual contribution vests on the earlier of: (i) the 5th anniversary of the date of funding to the participant’s account, or; (ii) the participant attaining the qualified age of retirement (either age 62 or age 65, as stipulated in the SERIP). The SERIP also provides for discretionary alternative vesting schedules for certain supplemental discretionary contributions made on an individual basis. Upon attaining the SERIP’s qualified age of retirement, distributions are paid in 10 annual installments to the participant upon the participants retirement. Distributions due to events other than retirement are paid in a lump sum. Our obligation to make payments of amounts credited to participants’ accounts is a general unsecured obligation.

Universal Health Services, Inc. 2022 Proxy Statement

Pension Benefits

As discussed above, a select group of employees who were previously participants in the ERIP and elected to convert to the SERIP, have been provided with an unfunded, lump sum conversion balance that was credited to the participant’s SERIP account. The unfunded ERIP conversion balances transferred to the SERIP, which were computed based upon the participant’s 2017 salary and will remain permanently unchanged after conversion, are payable over 60 monthly installments, if the participant attains their qualified age of retirement, as previously stipulated in the ERIP. If the participant does not attain their qualified age of retirement, the ERIP conversion balance is forfeited unless the Board of Directors, in its full discretion, determined otherwise. For ERIP participants who elected to convert to the SERIP, their participation in the ERIP was terminated upon conversion and no future benefits will be earned pursuant to the ERIP. SERIP participants who converted from the ERIP are entitled to future benefits pursuant to the terms of the SERIP.

Marc D. Miller and Steve G. Filton elected to convert their ERIP participation into the SERIP. As a result of their elections, their unfunded ERIP conversion balances, which are reflected below and were computed based upon their 2017 salaries, will remain permanently unchanged. Marvin G. Pember and Matthew J. Peterson, who were not previously ERIP participants, also participate in the SERIP.

The following tables provide information about pension benefits pursuant to our SERIP for our named executive officers as described below.

	SERIP Beginning Balance 1/1/2021 ($)	Company SERIP Contributions in Last Fiscal Year ($)(1.)	SERIP Gains in Last Fiscal Year ($)	SERIP Distributions ($)	SERIP Balance at Last Fiscal Year-End ($)		ERIP Conversion Balance to SERIP	Aggregate Balance at Last Fiscal Year-End ($)
Name					Vested	Unvested

Marc D. Miller	$174,666	$52,002	$17,744	$0	$0	$244,412	$1,136,438	$1,380,850

Steve G. Filton	$132,947	$41,232	$6,663	$0	$180,842	$0	$919,340	$1,100,182

Marvin G. Pember	$307,562	$42,906	$13,165	$0	$363,633	$0	$0	$363,633

Matthew J. Peterson	$11,909	$36,408	$570	$0	$0	$48,887	$0	$48,887

(1.)	Amounts represent discretionary contributions made by the Company during 2021 to the SERIP accounts.

Deferred Compensation

Our Deferred Compensation Plan, which is subject to the applicable provisions of Internal Revenue Code Section 409A provides that eligible employees may elect to defer a portion of their base salary and bonus award into investment options in lieu of receiving cash. Under the Deferred Compensation Plan, an employee is deemed eligible if their base compensation for 2021 was $130,000 or higher and they are performing duties in a qualified position. The base compensation threshold is adjusted annually for cost-of-living increases.

Pursuant to the terms of the Deferred Compensation Plan, the minimum annual amount that can be deferred is 1% of an employee’s base salary. No more than 50% of an employee’s base salary or 95% of an employee’s annual bonus may be deferred under the Deferred Compensation Plan in any calendar year. Employees may allocate a portion of their deferred compensation to be distributed in a lump sum or installments to begin at retirement or a scheduled distribution date. The available investment options consist of certain mutual funds which include: (i) conservative (e.g. money markets or bonds); (ii) moderately conservative (e.g. balanced funds), and; (iii) aggressive (e.g. domestic and international equity). Our obligation to make payments of amounts credited to participants’ deferred compensation accounts is a general unsecured obligation. In addition, under the Deferred Compensation Plan, we may make discretionary contributions on behalf of an eligible employee. Since inception of the Deferred Compensation Plan, we have not made any discretionary contributions on behalf of employees.

Our obligations under the Deferred Compensation Plan in connection with an employee’s retirement account are payable, beginning at retirement at age 55 and 10 years of service for deferrals made prior to January 1, 2016, and age 55 and 5 years of service for deferrals made on or after January 1, 2016, in equal installments over a ten year period; except that an employee may make a distribution election to receive the balance of the participant’s retirement account in either a single lump sum or equal

Universal Health Services, Inc. 2022 Proxy Statement

Pension Benefits

annual or less frequent installments over a period not to exceed ten years. For deferrals made on or after January 1, 2016, an employee may elect to defer the retirement distribution to begin one year following retirement. An employee or designated beneficiary will receive a lump sum as a result of death, disability, or termination, other than for retirement. An employee may change his distribution elections by making new distribution elections at least 12 months prior to the date on which such payment was otherwise scheduled to be made and must be delayed until a date that is at least five years after the date the distribution was previously scheduled to begin.

Our obligations under the Deferred Compensation Plan in connection with an employee’s scheduled distribution are payable in a lump sum or installments of two to ten years, commencing on the date indicated by the employee. If the employee’s employment is terminated prior to the distribution of obligations in accordance with a scheduled distribution then the amounts credited to such accounts will be transferred to the employee’s retirement account and distributed in accordance with the employee’s distribution election for that account.

If an employee experiences a financial hardship that is the result of an “unforeseeable emergency,” as defined under the Deferred Compensation Plan, he or she may apply to the administrator of the Deferred Compensation Plan for an emergency withdrawal against his or her accounts. Such an emergency withdrawal may be allowed at the discretion of the administrator, in which case the employee’s account will be reduced accordingly.

Universal Health Services, Inc. 2022 Proxy Statement

NONQUALIFIED DEFERRED COMPENSATION

The following table provides information about our Deferred Compensation Plan for our named executive officers.

Name	Executive Contributions in Last Fiscal Year ($)(1.)	Company Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)

Marc D. Miller	$0	$0	$56,800	$0	$314,996

Alan B. Miller	$0	$0	$513,632	$0	$3,529,781

Steve G. Filton	$0	$0	$0	$0	$0

Marvin G. Pember	$368,284	$0	$779,988	$(33,477)	$5,162,590

Matthew J. Peterson	$137,139	$0	$49,862	$0	$404,410

(1.)	Amounts included in “salary” in the Summary Compensation Table.

Split-Dollar Life Insurance Agreements:

See Split-Dollar Life Insurance Agreements as included above in this Proxy Statement.

Potential Payments Upon Termination or Change-in-Control

Potential Payments Upon Termination

Alan B. Miller January 1, 2021 Employment Agreement:

On December 23, 2020, we entered into a new employment agreement with Alan B. Miller (“New Employment Agreement”) which provides the terms and conditions on Mr. Alan Miller’s continuing service with the Company and supersedes the previous amended and restated employment agreement dated as of July 24, 2013. The New Employment Agreement became effective on January 1, 2021 and contemplates that Mr. Alan Miller will be employed by the Company as Executive Chairman of the Board of Directors of the Company and provides for automatic annual renewals unless either party elects otherwise at least one year in advance. Mr. Alan Miller’s Agreement was also amended to make certain changes to narrow the circumstances under which Mr. Alan Miller can resign from employment with good reason and receive acceleration of future long-term incentive awards, including his Performance Based Restricted Stock Units.

In general, Mr. Alan Miller’s long-term stock-based incentives awards granted during or before employment as Executive Chairman will become fully vested upon termination of his employment as Executive Chairman at the time such employment ends, other than by us for “cause” or voluntarily by Mr. Alan Miller before or at the end of the applicable term (under circumstances not involving a breach of the New Employment Agreement by us).

If Mr. Alan Miller’s employment is terminated for “cause”, as defined in the New Employment Agreement, he will be entitled to any benefits payable to or earned by Mr. Alan Miller with respect to any period of his employment or other service prior to the date of such discharge.

If Mr. Alan Miller’s employment is terminated due to his disability, Mr. Alan Miller shall be paid an amount equal to one-half of Mr. Alan Miller’s base salary, payable in twelve equal monthly installments. Additionally, Mr. Alan Miller would be entitled to the accelerated vesting of his unvested long-term stock-based incentive awards granted before employment as Executive Chairman.

If Mr. Alan Miller’s employment or service terminates due to his death, Mr. Alan Miller’s beneficiary shall receive any salary and reimbursements that would otherwise have been payable to Mr. Alan Miller as of the date of his death in addition to any life insurance benefits under insurance policies maintained on Mr. Alan Miller’s life by us and for which Mr. Alan Miller had the right to designate the beneficiary.

If Mr. Alan Miller terminates his employment or other service under the New Employment Agreement because of a material change in the duties of his office or any other breach by us of our obligations, or in the event of the termination of Mr. Alan Miller’s employment by us without cause or otherwise in breach of the New Employment Agreement, subject to the terms of his Employment Agreement, Mr. Alan Miller will generally continue to receive for the remainder of the employment term all of the cash

Universal Health Services, Inc. 2022 Proxy Statement

Nonqualified Deferred Compensation

compensation, long-term equity incentive compensation and other benefits as if his employment or service had not terminated, and the vesting of his long-term incentive plan awards will accelerate. We may condition Mr. Alan Miller’s right to receive any severance benefits on his execution of a general release in favor of us.

The following table provides quantitative disclosure of the estimated payments that would be made to Mr. Alan Miller under his New Employment Agreement as of December 31, 2021, the last business day of our fiscal 2021:

	Cash Severance Payment ($)	Perquisites/ Benefits ($)	Vesting Acceleration of Previously Granted Stock Based Awards ($)(d.)	Long Term Incentive Plan Awards ($)	Total Termination Benefits ($)

Alan B. Miller

Termination by Us for “Cause”	$0	$0	$0	$0	$0

Termination Due to Mr. Alan Miller’s Disability	$500,000(a.)	$0	$31,030,907	$0	$31,530,907

Termination Due to Mr. Alan Miller’s Death	$0	$0	$31,030,907	$0	$31,030,907

Termination by Mr. Alan Miller for “Breach by the Company” or Termination by the Company Without Cause	$2,020,000(b.)	$2,010,723(c.)	$31,030,907	$0	$35,061,630

(a.)	Based upon 50% (6 months) of Mr. Alan Miller’s estimated 2022 base salary.

(b.)	Assumes (i) continuation of all cash compensation through 2023 (automatic annual renewal termination date), and; (ii) annual base salary increase of 2.0% through 2023.

(c.)

Assumes (i) continuation of all entitled perquisites through 2023; (ii) continuation of insurance premiums in connection with long-term disability, our 401(k) match and other charges, all of which were based upon the actual 2021 amounts. Additionally, assumes premiums due in connection with split-dollar life insurance agreements through 2023. Please see the Summary Compensation and the All Other Compensation table included herein.

(d.)

Represents the intrinsic value of the accelerated stock options and restricted stock awards based upon the closing price per share of the Class B Common Stock on the NYSE on December 31, 2021 of $129.66 per share. The full grant date fair values of these awards were included in the Summary Compensation Table in the year of original grant.

Marc D. Miller January 1, 2021 Employment Agreement:

On December 23, 2020, we entered into an employment agreement with Marc D. Miller (“MDM Employment Agreement”) which provides for the employment of Mr. Marc Miller as Chief Executive Officer (“CEO”) for an initial term beginning January 1, 2021 and ending on January 1, 2026, subject to earlier termination in accordance with its terms, and subject to automatic annual renewal for additional one-year periods unless either party elects to terminate the terms of Mr. Marc Miller’s employment at the end of the initial term or at the end of the renewal term by giving one year’s advance written notice of such termination. On March 23, 2022, Mr. Marc Miller’s Agreement was also amended to narrow the circumstances under which Mr. Marc Miller can resign from employment with good reason and receive acceleration of future long-term incentive awards, including his Performance Based Restricted Stock Units. At all times during the term of employment, Mr. Marc Miller shall be nominated to serve as a member of the Board of Directors.

In general, Mr. Marc Miller’s long-term stock-based incentives awards granted during or before employment as CEO will become fully vested upon termination of his employment as CEO at the time such employment ends, other than by us for “cause” or voluntarily by Mr. Marc Miller before or at the end of the applicable term (under circumstances not involving a breach of the MDM Employment Agreement by us).

If Mr. Marc Miller’s employment is terminated for “cause”, as defined in the MDM Employment Agreement, he will be entitled to any benefits payable to or earned by Mr. Marc Miller with respect to any period of his employment or other service prior to the date of such discharge.

Universal Health Services, Inc. 2022 Proxy Statement

Nonqualified Deferred Compensation

If Mr. Marc Miller’s employment is terminated due to his disability, Mr. Marc Miller shall be paid a pro rata portion of the annual bonus which would otherwise have been payable for the year in which his employment terminates, plus an amount equal to one-half of Mr. Marc Miller’s base salary, payable in twelve equal monthly installments.

If Mr. Marc Miller’s employment or service terminates due to his death, Mr. Marc Miller’s beneficiary shall receive any salary and reimbursements that would otherwise have been payable to Mr. Marc Miller as of the date of his death, in addition to a pro rata portion of the annual bonus which would otherwise have been payable for the year of his death. Mr. Marc Miller’s beneficiary shall also receive any life insurance benefits under insurance policies maintained on Mr. Marc Miller’s life by us and for which Mr. Marc Miller had the right to designate the beneficiary.

If Mr. Marc Miller terminates his employment or other service under the MDM Employment Agreement because of a material change in the duties of his office or any other breach by us of our obligations, or in the event of the termination of Mr. Marc Miller’s employment by us without cause or otherwise in breach of the MDM Employment Agreement, subject to the terms of his Employment Agreement, Mr. Marc Miller will generally continue to receive for the remainder of his employment term all of the cash compensation, long-term equity incentive compensation and other benefits as if his employment or service had not terminated, and the vesting of his long-term incentive plan awards will accelerate. We may condition Mr. Marc Miller’s right to receive any severance benefits on his execution of a general release in favor of us.

The following table provides quantitative disclosure of the estimated payments that would be made to Mr. Marc Miller under his employment agreement as of December 31, 2021, the last business day of our fiscal 2021 assuming the Employment Agreement would have been in effect at that time:

	Cash Severance Payment ($)	Perquisites/ Benefits ($)	Vesting Acceleration of Previously Granted Stock Based Awards ($)(d.)	Long Term Incentive Plan Awards ($)	Total Termination Benefits ($)

Marc D. Miller

Termination by Us for “Cause”	$0	$0	$0	$0	$0

Termination Due to Mr. Marc Miller’s Disability	$1,122,000(a.)	$0	$5,026,083	$0	$6,148,083

Termination Due to Mr. Marc Miller’s Death	$0	$0	$5,026,083	$0	$5,026,083

Termination by Mr. Marc Miller for “Breach by the Company” or Termination by the Company Without Cause	$9,248,888(b.)	$265,472(c.)	$5,026,083	$0	$14,540,443

(a.)

Based upon 50% of the targeted 2022 non-equity incentive plan bonus award and 50% (6 months) of Mr. Marc Miller’s estimated 2022 base salary. Under Mr. Marc Miller’s March 23, 2022 Amended Employment Agreement, cash severance payments for termination due to disability would be $1,625,000.

(b.)

Assumes (i) continuation of all cash compensation through 2025 (automatic annual renewal termination date); (ii) annual base salary increase of 2.0% through 2025, and; (iii) an annual bonus award equal to 100% of his estimated base salary through 2025, which assumes the achievement of the bonus opportunity target. Under Mr. Marc Miller’s March 23, 2022 Amended Employment Agreement, cash severance payments for termination due to a breach by the company or termination without cause would be $13,395,226.

(c.)

Assumes (i) continuation of insurance premiums in connection with long-term disability, our 401(k) match and other charges, all of which were based upon the actual 2021 amounts, and, (ii) continuation of SERIP plan contributions.

(d.)

Represents the intrinsic value of the accelerated stock options and restricted stock awards based upon the closing price per share of the Class B Common Stock on the NYSE on December 31, 2021 of $129.66 per share. The full grant date fair values of these awards were included in the Summary Compensation Table in the year of original grant.

Universal Health Services, Inc. 2022 Proxy Statement

Nonqualified Deferred Compensation

Other Executive Officers

In addition, in the event of an involuntary termination of their respective employment by the Company without cause, Mr. Pember and Mr. Peterson are each entitled to receive salary continuation for 12 months and Mr. Peterson is also entitled to reimbursement of a portion of his COBRA premium for 12 months. Assuming such an involuntary termination of their respective employment had occurred as of December 31, 2021, Mr. Pember and Mr. Peterson would be entitled to receive aggregate cash severance payments of $740,133 and $626,381, respectively, and Mr. Peterson would have been entitled to the reimbursement of a portion of his COBRA premium aggregating to $20,969.

Potential Payments upon a Change of Control

Pursuant to our Third Amended and Restated 2005 Stock Incentive Plan and our 2020 Omnibus Stock and Incentive Plan, (as of December 31, 2021, all unvested stock options of our named executive officers were granted under these two plans), all of our employees receive full acceleration of the vesting of any unvested stock options in the event that such stock options are not assumed or substituted by the surviving or acquiring company following a change of control of the Company. The intrinsic value of our named executive officers’ stock options for which vesting would have accelerated assuming a change in control of the Company in which equity awards are not assumed or substituted had occurred as of December 31, 2021, is as follows: Alan B. Miller: $29,653,917; Marc D. Miller: $5,026,083; Steve G. Filton: $3,518,230; Marvin G. Pember: $6,058,510; and Matthew J. Peterson: $2,387,764. Additionally, the intrinsic value of Alan B. Miller’s restricted stock grant awards for which vesting would have accelerated assuming a change in control of the Company in which equity awards are not assumed or substituted had occurred as of December 31, 2021 was $1,376,860. Such intrinsic values of the accelerated stock options and accelerated restricted stock awards were calculated based upon the closing price per share of our common stock on December 31, 2021 of $129.66 as reported on the NYSE. Vesting acceleration of stock option awards and restricted stock grant awards, if such equity awards are not assumed or substituted, is the only benefit provided to our named executive officers in the event of a change of control. In the event of a termination of employment following a change in control of the Company, the named executive officers may be entitled to payments and benefits as described above under “Potential Payments Upon Termination”.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Marc D. Miller, the current Chief Executive Office and President.

As is permitted under the SEC rules, we reasonably determined our median employee by using the greater of total annual W-2 wages of employees both in the U.S. and the U.K. who were employed as of December 31, 2021 (excluding Mr. Marc Miller) or calculated annualized pay for those who commenced work during 2021 or were on a leave of absence. The employee population consisted of our full-time, part-time and temporary employees. The inclusion of part-time and temporary employees reduces the median of the annual total compensation for the overall group of our employees. Due to the amount of turnover and job status changes that exist in the healthcare industry, we recalculated the median employee in 2021 and determined that person’s total compensation was $45,454. The ratio of CEO pay to median worker pay is 309:1.

The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Universal Health Services, Inc. 2022 Proxy Statement

DIRECTOR COMPENSATION

2021 Director Compensation:

The following table provides information concerning the compensation of our non-employee Directors for 2021.

Name	Fees Earned or Paid in Cash ($)	Grant Date Fair Value Stock Awards(1.) ($)	Grant Date Fair Value Option Awards(2.) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)

Lawrence S. Gibbs	$85,232	$0	$404,199	$0	$0	$489,431

Eileen C. McDonnell	$94,000	$0	$404,199	$0	$0	$498,199

Warren J. Nimetz	$66,000	$0	$404,199	$0	$0	$470,199

Maria R. Singer	$83,232	$0	$404,199	$0	$0	$487,431

Elliot J. Sussman, M.D.	$93,158	$0	$404,199	$0	$0	$497,357

(1.)	There were no restricted stock awards made to our non-employee directors during 2021.

(2.)	Each non-employee director received 10,000 stock options on March 17, 2021, which had a grant date fair value of $404,199 or $40.42 per share.

As of December 31, 2021 the following stock options were outstanding for each active director:

Lawrence S. Gibbs	50,000

Eileen C. McDonnell	30,000

Warren J. Nimetz	40,000

Maria R. Singer	20,000

Elliot J. Sussman, M.D.	27,500

2021 Cash Compensation. During 2021, all non-employee directors received a pro rata annual retainer of $65,000 for service on the Board of Directors. Additionally, during 2021, Eileen C. McDonnell, Chairperson of the Audit Committee received an annual retainer of $10,000 for her services in that capacity. Lawrence S. Gibbs, Maria R. Singer and Elliott J. Sussman, M.D. members of the Audit Committee, each received an annual pro rata retainer of $2,500 for services in that capacity. Eileen C. McDonnell, Chairperson of the Compensation Committee, received an annual retainer of $5,000 for her services in that capacity. Elliot J. Sussman, M.D., Chairman of the Nominating and Governance Committee received an annual retainer of $5,000 for his services in that capacity, as well as a pro-rata retainer fee of $3,658 for his services as Chairman of the Quality and Compliance Committee. Lawrence S. Gibbs and Maria R. Singer, members of the Quality and Compliance Committee, each received an annual pro rate retainer of $3,000.

Each non-employee director also was paid a $1,000 meeting fee for participation in each meeting in excess of 30 minutes. Committee meeting fees paid during 2021 were as follows: Lawrence S. Gibbs and Elliot J. Sussman, M.D. were each paid $16,000, Maria S. Singer was paid $14,000 and Eileen C. McDonnell was paid $13,000. Warren J. Nimetz was not paid any committee meeting fees during 2021. Additionally, during 2021, there was one special meeting held which all the Board of Directors attended. Special meeting fees paid during 2021 were $1,000 to each of Lawrence S. Gibbs, Eileen C. McDonnell, Warren J. Nimetz, Marie R. Singer and Elliot J. Sussman, M.D.

2021 Stock Option Awards. On March 17, 2021, all non-employee directors received options to purchase 10,000 shares of our Class B Common Stock at an exercise price of $138.80 per share. These options had a grant date fair value of $40.42 per share. These stock options were granted under our 2020 Omnibus Stock and Incentive Plan, vest ratably over four years and expire on the fifth anniversary of the grant date.

2022 Director Compensation:

On March 23, 2022, in connection with its annual evaluation of our non-employee director compensation program, the Compensation Committee recommended, and our Board of Directors approved, changes to various elements of compensation for the non-employee members of our Board of Directors.

Universal Health Services, Inc. 2022 Proxy Statement

Director Compensation

Below is a general summary of those changes, as compared to 2021:

•	Decrease in equity compensation, with accompanying increase in cash compensation.

•	Shift from denominating equity awards as a fixed number of shares to a fixed dollar amount.

•	Elimination of all committee meeting fees.

After reviewing market data prepared by FW Cook, the Compensation Committee determined that the pay mix for our non-employee director compensation program could be more closely aligned with the non-employee director pay mix at our peer group companies. For example, in 2021, our non-employee directors received 83% of total compensation in the form of equity compensation whereas equity pay of peer group non-employee directors accounted for 60% of total compensation. Conversely, the weighting of cash compensation was significantly below that of our peer group. Accordingly, our Compensation Committee determined that a decrease in equity compensation and accompanying increase in cash compensation (consisting of Board and Committee cash retainers), was warranted. Additionally, all committee meeting fees were eliminated to align with peer group practice.

The Compensation Committee also aligned with peer group practice by: (i) eliminating the use of stock options with five-year vesting and, instead, plan to award restricted stock units (“RSUs”) that vest one day prior to next year’s annual meeting, and; (ii) converting the denomination of equity grants from a fixed number of shares in 2021 (10,000 stock options awarded to each non-employee director) to a fixed dollar value beginning in 2022 (in the form of RSUs with a grant date value of approximately $200,000). Beginning with the 2022 stock-based awards, the Compensation Committee has also decided to shift the annual grant date for the non-employee directors’ awards, which were historically granted at the Board of Directors’ meeting held in March, to the Board of Directors’ meeting held in May, after the Annual Meeting of Stockholders. This timing change is being implemented to align the annual stock-based compensation award date for our non-employee directors, with the annual shareholders’ meeting at which directors are elected, which is held each May.

As compared to 2021, below is a summary of the annual cash retainers and stock-based compensation awards for our non-employee directors after giving effect to the changes implemented in 2022 (the changes to the annual cash retainers are effective as of March 24, 2022).

Annual cash retainers:	2021	2022

Board member	$65,000	$100,000

Audit Committee Chairperson	$10,000	$25,000

Quality & Compliance Committee Chairperson	$7,500	$22,500

Compensation Committee Chairperson	$5,000	$15,000

Nominating & Governance Committee Chairperson	$5,000	$10,000

Audit Committee Member	$2,500	$12,500

Quality & Compliance Committee Member	$1,500	$11,250

Compensation Committee Member	$0	$7,500

Nominating & Governance Committee Member	$0	$5,000

Meeting fees ($1,000 per Committee meeting)	(A)	$0

Annual stock-based compensation:

Grant date fair value of awards	$404,199	$200,000

(A)

During 2021, total combined committee meetings fees of $59,000 were paid to members of the Audit Committee, Quality & Compliance Committee, Compensation Committee and Nominating & Governance Committee for participation in committee meetings in excess of 30 minutes. Effective March 24, 2022, committee meeting fees will no longer be paid.

Universal Health Services, Inc. 2022 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Alan B. Miller serves as the Executive Chairman. Alan B. Miller also serves as the Chairman of the Board of Trustees, CEO and President of Universal Health Realty Income Trust (“UHT”), a publicly traded real estate investment trust which commenced operations in 1986. The Company acts as advisor to UHT pursuant to the terms of an annually renewable advisory agreement and also leases the real property of certain of its facilities from UHT.

Marc D. Miller serves as our Chief Executive Officer (“CEO”), President and a member of our Board of Directors. Marc D. Miller is the son of Alan B. Miller. Marc D. Miller is a named executive officer and therefore the salary and other compensation arrangements between us and Marc D. Miller are disclosed and described throughout this Proxy Statement. Additionally, Marc D. Miller serves as a member of the Board of Trustees of UHT and also serves as a member of the Board of Directors of Premier, Inc., a healthcare performance improvement alliance which contracts with the Company pursuant to a group purchasing agreement.

Warren J. Nimetz, a member of our Board of Directors and a member of the Executive Committee and the Finance Committee, is a Partner in Norton Rose Fulbright US LLP, the law firm we use as outside corporate counsel. We paid approximately $770,000 in legal fees to this law firm in 2021. This law firm also provides personal legal services to Alan B. Miller, our Executive Chairman. Mr. Nimetz is the trustee of certain trusts for the benefit of Alan B. Miller and his family.

Pursuant to our Code of Business Conduct and Corporate Standards, all employees, officers and directors of the Company and its subsidiaries are prohibited from engaging in any relationship or financial interest which is a conflict of interest with, or which interferes or has the potential to interfere with, the interests of the Company or any of its subsidiaries or facilities. In addition, all employees, officers and directors of the Company and its subsidiaries are required to disclose to our chief compliance officer any financial interest or ownership interest or any other relationship that he or she (or a member of his or her immediate family) has with customers, vendors, or competitors of the Company or any of its subsidiaries or facilities.

All employees, officers and directors of the Company and its subsidiaries are prohibited from entering into a related party transaction with the Company without the prior approval of our Chief Compliance Officer. Any request for the Company to enter into a transaction with an employee, officer or director or any of such persons’ immediate family members must first be presented to our Chief Compliance Officer for review, consideration and approval. In approving or rejecting the proposed agreement, our Chief Compliance Officer will consider the relevant facts and circumstances available and deemed relevant, including but not limited to, the risks, costs, and benefits to the Company, the terms of the transactions, the availability of other sources for comparable services or products, and, if applicable, the impact on director independence. Our Chief Compliance Officer shall only approve those agreements that, in light of known circumstances, are in or are not inconsistent with, the Company’s best interests, as determined in good faith by our Chief Compliance Officer.

Except as otherwise disclosed in this Proxy Statement, since the beginning of the Company’s last fiscal year, we have not been a party to, and we have no plans to be a party to, any transaction or series of similar transactions in which the amount involved exceeded or will exceed $120,000 and in which any employee, executive officer or director, holder of more than 5% of our voting securities, or any member of the immediate family of any of the foregoing, had or will have a direct or indirect material interest.

Please see “Corporate Governance—Director Independence” for additional information on the independence of our directors.

Universal Health Services, Inc. 2022 Proxy Statement

CORPORATE GOVERNANCE

Director Independence

Our Board of Directors has affirmatively determined that four of its seven current members (Lawrence S. Gibbs, Eileen C. McDonnell, Maria R. Singer and Elliot J. Sussman, M.D.) are independent directors under the applicable rules and regulations of the SEC and the New York Stock Exchange listing standards.

In determining independence, the Board of Directors affirmatively determines each year whether directors have any material relationship with us. When assessing the materiality of a director’s relationship with us, the Board of Directors considers all relevant facts and circumstances, not merely from the director’s standpoint, but also from the standpoint of the persons or organizations with which the director has an affiliation. Material relationships can include commercial, banking, industrial, consulting, legal, accounting, charitable and familial relationships. The Board of Directors has concluded that no material relationship exists between us and any of our independent directors, other than each such person’s position as one of our directors.

We are eligible to be treated as a controlled company under New York Stock Exchange Rule 303A due to the fact that the family of Alan B. Miller holds more than 95% of the shares of Class A and Class C Common Stock, which is entitled to elect 80% of the entire Board of Directors and constitutes more than 50% of our aggregate voting power. New York Stock Exchange Rule 303A states that a controlled company need not have a majority of independent directors on its board or have nominating/corporate governance and compensation committees composed entirely of independent directors. We have elected to avail ourselves of a limited aspect of the Rule 303A exemption, determining that the Nominating & Governance Committee is not responsible for identifying and recommending qualified candidates for Board positions that, in accordance with our Restated Certificate of Incorporation, are to be elected by the holders of Class A and Class C Common Stock of the Company. We currently intend to have a majority of independent directors on our Board of Directors and all independent directors on our Audit Committee, Compensation Committee and Nominating & Governance Committee.

Meetings of the Board of Directors

Regular meetings of the Board of Directors are generally held every other month, while special meetings are called when necessary. Before each Board of Directors or committee meeting, directors are furnished with an agenda and background materials relating to matters to be discussed. During 2021, there were six regular meetings of the Board of Directors. All or substantially all directors participated in each of the meetings of the Board of Directors and all or substantially all of the meetings held by the respective committees on which they served, if applicable. Directors are expected to attend the Annual Meeting of Stockholders. All of our directors attended the virtual 2021 Annual Meeting of Stockholders.

Our Corporate Governance Guidelines provide that the Board of Directors shall hold, in accordance with a schedule determined by the Nominating & Governance Committee of the Board of Directors, executive sessions where non-management directors (i.e., directors who are not our officers, but who do not otherwise have to qualify as “independent directors”) meet without management participation (except as otherwise specifically requested by the non-management directors). Interested parties may communicate directly and confidentially with the presiding director or with the non-management directors of the Board of Directors as a group by writing to that person or group at Universal Health Services, Inc., c/o Secretary, Universal Corporate Center, 367 South Gulph Road, P.O. Box 61558, King of Prussia, PA 19406.

Board Leadership Structure and Board of Directors

Mr. Alan B. Miller serves as Executive Chairman of the Board. Eileen C. McDonnell serves as the Lead Independent Director and presides over the executive sessions of the non-management directors. The Company believes this structure allows all of the non-management directors to participate in the full range of the Board’s responsibilities with respect to its oversight of the Company’s management. The Board has determined that this leadership structure is appropriate given the size and complexity of the Company, the number of directors overseeing the Company and the Board’s oversight responsibilities.

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Corporate Governance

The specific experience, qualifications, attributes or skills that led to the conclusion that each Director should serve as a Director of the Company, in light of the Company’s business and structure, are as follows:

Alan B. Miller has been a Director of the Company since 1978 and is currently Executive Chairman of the Board. Effective January 2021, Mr. Alan B. Miller stepped down as CEO, a position he has held since 1978, when he founded the Company. Prior thereto, he was President, Chairman of the Board and Chief Executive Officer of American Medicorp, Inc. Mr. Alan Miller currently serves as Chairman of the Board of Trustees, Chief Executive Officer and President of Universal Health Realty Income Trust. As a result of his many years of service, Mr. Alan B. Miller provides expertise on the hospital management industry.

Marc D. Miller has been a Director of the Company since 2006 and was appointed CEO in January 2021. He continues to serve as President of the Company, a position he has held since May 2009. Previously he has served in various management positions including: Senior Vice President and Co-Head of our Acute Care Division (2007-2009) and Vice President, Acute Care Division (2004-2007). Also served in various roles in our Acute Care Division since 2003 and served in other management positions at various acute care hospitals from 1999 to 2003. Additionally, Mr. Marc D. Miller serves as a member of the Board of Trustees of Universal Health Realty Income Trust and as a member of the Board of Directors of Premier, Inc. Mr. Marc D. Miller oversees all of the Company’s businesses, its operations, development and overall strategy.

Lawrence S. Gibbs has been a Director of the Company since 2011. Since September 2019, he has served as Product Manager at AIG, artificial intelligence platform. Prior thereto, he served as the Chief Investment Officer at Erdos Capital, Managing Partner at Cannonball Trading, LLC (2010 to 2017), Portfolio Manager, Chief Investment Office at JP Morgan Chase Bank NA (2006 to 2009) and Portfolio Manager at Millennium Partners, LLC (2005 to 2006). Mr. Gibbs provides expertise on corporate finance and investment matters.

Eileen C. McDonnell has been a Director of the Company since 2013. Ms. McDonnell currently serves as Executive Chairman of The Penn Mutual Life Insurance Company. She joined Penn Mutual in 2008 and previously served as Chairman and Chief Executive Officer of the company, prior to her retirement in December 2021. Ms. McDonnell was also appointed to The Penn Mutual Board of Trustees in 2010. Before joining Penn Mutual, Ms. McDonnell founded ExecMPower, a strategic planning and executive coaching consultancy. Previously, she was president of New England Financial, a wholly owned subsidiary of MetLife, and senior vice president of the Guardian Life Insurance Company. From 2011 to 2021 Ms. McDonnell served on the Board of Janney Montgomery Scott LLC, a wholly owned subsidiary of Penn Mutual. Ms. McDonnell also serves as a Director of the Insurance Federation of Pennsylvania and is a national advisor to VisionForward, an initiative of Drexel University College of Medicine Institute for Women’s Health and Leadership. Ms. McDonnell provides expertise on the insurance industry and financial matters.

Warren Nimetz has been a Director of the Company since January 2018. He has been a Partner at the law firm of Norton Rose Fulbright US LLP since 1987, and he is Administrative Partner of the New York office. Mr. Nimetz focuses his practice on general corporate and securities law, with special emphasis on mergers and acquisitions of public and private companies including tender offers, leveraged and other buyouts, private equity investments, joint ventures and related corporate governance issues. He also has substantial experience with all types of financing transactions, including public offerings, private placements and bank and other institutional lending and structured finance. Mr. Nimetz has special expertise in structuring and negotiating transactions involving the acquisition, financing and disposition of hospital and other health care and life science companies and properties. Mr. Nimetz provides expertise on legal matters.

Maria R. Singer was elected to our Board of Directors in March 2020. She is Chief Operating Officer, Corporate Finance at Houlihan Lokey. She previously served as Managing Director and COO of Blackstone Advisory Partners (2008 to 2015). She also served in various roles at Lehman Brothers, Inc. including Senior Vice President, Office of the Chairman and Senior Vice President, Debt Capital Markets (2002 to 2008). Ms. Singer provides expertise on financial and strategic advisory matters.

Elliot J. Sussman, M.D. has been a Director of the Company since March 2018. He is Chairman of The Villages Health. He previously served as President and Chief Executive Officer of Lehigh Valley Hospital and Health Network from 1993 through 2010. He has been a member of the Board of Directors of Yale New Haven Health System since 2011. Dr. Sussman provides expertise on the management of hospitals and health systems and on health care quality and compliance matters.

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Corporate Governance

The Board holds six regular meetings each year to consider and address matters involving the Company. The Board also may hold special meetings to address matters arising between regular meetings. These meetings may take place in person or by telephone. The independent directors also regularly meet in executive sessions outside the presence of management. The Board has access to legal counsel for consultation concerning any issues that may occur during or between regularly scheduled Board meetings. As discussed below, to assist the Board in performing its oversight responsibilities, the Board has established a Compensation Committee, an Audit Committee, a Nominating & Governance Committee, a Quality and Compliance Committee, an Executive Committee and a Finance Committee.

The Nominating & Governance Committee annually oversees a self-evaluation of the current Board members and those committees as the Board shall specify from time to time and reports to the Board with respect to whether the Board and its committees are functioning effectively. The full Board discusses each evaluation report to determine what, if any, actions should be taken to improve the effectiveness of the Board or any committee thereof.

The Board’s Role in Risk Oversight

Consistent with its responsibility for oversight of the Company, the Board, among other things, oversees risk management of the Company’s business affairs directly and through the committee structure that it has established. The principal risks associated with the Company are risks related to concentration of the locations of our facilities, dependence on payments from the government and other third party payors, the impact of the Coronavirus pandemic on our facilities and the markets in which they operate, cyber security, a worsening of the economic and employment conditions in the United States, uncertainties regarding health care reform, the inability to collect payments from patients, competition for patients from other hospitals and health care providers, our ability to recruit and retain quality physicians, our ability to attract and retain qualified nurses and medical support staff, compliance with extensive laws and government regulations, liabilities from claims brought against our facilities, governmental investigations, regulatory actions, whistleblower lawsuits and purported stockholder class action lawsuits, accreditation of our facilities, acquisition and integration of hospitals, state efforts to regulate the construction or expansion of health care facilities, fluctuations in our operating results, quarter to quarter earnings and other factors, significant corporate regulation as a public company, and dependence on key management personnel.

The Board’s role in the Company’s risk oversight process includes regular reports from senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, and strategic and reputational risks. The full Board (or the appropriate committee) receives these reports from management to identify and discuss such risks.

The Board periodically reviews with management its strategies, techniques, policies and procedures designed to manage these risks. Under the overall supervision of the Board, management has implemented a variety of processes, procedures and controls to address these risks.

The Board requires management to report to the full Board on a variety of matters at regular meetings of the Board and on an as-needed basis, including the performance and operations of the Company and other matters relating to risk management. The Audit Committee also receives regular reports from the Company’s independent registered public accounting firm on internal control and financial reporting matters. These reviews are conducted in conjunction with the Board’s risk oversight function and enable the Board to review and assess any material risks facing the Company. Eileen C. McDonnell, the Lead Independent Director, periodically meets with management and the Company’s independent registered public accounting firm to review and discuss the activities of the Company and to provide direction with respect thereto.

Policy on Hedging Transactions

The Company has a policy that prohibits employees and directors from engaging in any hedging transaction that would result in lack of exposure to the full risks of stock ownership. Prohibited hedging transactions include, but are not limited to, collars, forward sale contracts, trading in publicly-traded options, puts, calls or other derivative instruments related to our common stock or debt.

Stockholder Communications

Stockholders who wish to send communications to the Board of Directors or an individual director should address such communications to Universal Health Services, Inc., c/o Secretary, Universal Corporate Center, 367 South Gulph Road, P.O. Box

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61558, King of Prussia, PA 19406. The Secretary will forward such communications to the Board of Directors or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding such communication.

Committees of the Board of Directors

The Compensation Committee, the Audit Committee, the Nominating & Governance Committee, the Quality and Compliance Committee, the Executive Committee and the Finance Committee are the standing committees of the Board of Directors. A current copy of our Corporate Governance Guidelines, Code of Business Conduct and Corporate Standards, Code of Ethics for Senior Financial Officers, Compensation Committee Charter, Nominating & Governance Committee Charter and Audit Committee Charter are available free of charge on our website at www.uhs.com. Copies of these documents also are available in print free of charge to any stockholder who requests them. We intend to satisfy the disclosure requirements under Item 5.05 of Form 8-K relating to amendments to or waivers of any provision of our Code of Ethics for Senior Financial Officers by promptly posting the information on our website.

Compensation Committee. The current members of the Compensation Committee are Eileen C. McDonnell (Chairperson), Lawrence S. Gibbs and Elliot J. Sussman, M.D. The Compensation Committee met two times during 2021. In addition, in connection with the changes implemented during 2022 to the elements of compensation for our named executive officers and members of the Board of Directors, as discussed herein, our Compensation Committee met four times during the period of January 1, 2022 through March 23, 2022. The Board of Directors has determined, in its business judgment, that each member of the Compensation Committee qualifies as an “independent” director under the regulations adopted by the SEC and the New York Stock Exchange.

The Compensation Committee reviews and approves our goals and objectives relevant to the compensation of our Chief Executive Officer and other executive officers, evaluates their performance, determines and approves their compensation level, reviews and determines the form and amount of compensation of the non-management members of the Board of Directors, administers incentive-compensation plans and equity-based plans and approves compensation awards, among other duties and responsibilities.

The amount and mix of the compensation paid to our named executive officers and directors are evaluated on an annual basis. See the section titled “Compensation Setting Process,” in the Compensation Discussion & Analysis for an additional discussion.

The Compensation Committee has the authority to establish one or more subcommittees that shall have the responsibilities and consist of those members of the Compensation Committee as the Compensation Committee may determine from time to time. The Compensation Committee also has the sole authority to retain and terminate compensation consultants to assist it in evaluating our compensation plans, particularly those pertaining to our directors, our Executive Chairman, Chief Executive Officer and our other executive officers, and to approve the fees and other terms relating to the provision of those services. As discussed in the Compensation Discussion and Analysis, certain elements of Messrs. Alan Miller’s and Marc. Miller’s compensation is determined by the terms of their employment agreements.

Audit Committee. Current members of the Audit Committee are Eileen C. McDonnell (Chairperson), Lawrence S. Gibbs, Maria R. Singer and Elliot J. Sussman, M.D. No member serves on the audit committee of more than three public companies. The Audit Committee met eleven times during 2021.

The Board of Directors has determined, in its business judgment, that each member of the Audit Committee qualifies as an “independent” director under the regulations adopted by the SEC and the New York Stock Exchange and is financially literate and that Eileen C. McDonnell qualifies as an “audit committee financial expert” under SEC regulations and has accounting or related financial management expertise.

The Audit Committee provides assistance to the Board of Directors in fulfilling its financial, compliance and quality oversight responsibility to the stockholders, potential stockholders, the investment community and others relating to the integrity of our financial statements, the financial reporting process, the systems of internal accounting and financial controls, the performance of our internal audit function and independent auditors, the independent auditors’ qualifications and independence and our compliance with legal and regulatory requirements and quality of care standards. This Committee has the authority, duties and responsibilities set forth in its Audit Committee Charter, as amended. The Audit Committee’s oversight includes review and oversight of the Company’s health care compliance program. The Audit Committee periodically reviews our data security programs,

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including cyber security and procedures regarding disaster recovery and critical business continuity, and reviews our programs and plans that management has established with data security compliance programs and test preparedness.

Nominating & Governance Committee.    The current members of the Nominating & Governance Committee are Elliot J. Sussman, M.D., (Chairman), Lawrence S. Gibbs and Maria R. Singer. This Committee did not meet during 2021. The Board of Directors has determined, in its business judgment, that each member of the Nominating & Governance Committee qualifies as an “independent” director under the regulations adopted by the SEC and the New York Stock Exchange.

The Nominating & Governance Committee was established, with respect to those directors who are to be elected by the holders of Class B and Class D Common Stock of the Company in accordance with the our Restated Certificate of Incorporation, for the purpose of: (i) assisting the Board of Directors by identifying individuals who are qualified to become directors, consistent with the criteria approved by the Board of Directors; (ii) recommending to the Board of Directors Class B and D director nominees for the next annual meeting of stockholders at which a Class B and D director is to be elected; (iii) developing and recommending to the Board of Directors a set of corporate governance principals in the form of our corporate governance guidelines; (iv) leading and overseeing the Board of Directors in its annual review of the performance of the Board of Directors and our management, and; (v) recommending to the Board of Directors director nominees for each committee of the Board of Directors. The Nominating & Governance Committee provides such assistance in identifying and recommending Class A and Class C Common Stock director nominees as may be requested by the entire Board of Directors. The Nominating & Governance Committee adopted our Corporate Governance Guidelines.

In light of the concentration of approximately 90% of the voting power of our Class A and Class C Common Stock in a single individual and related entities, and in accordance with the “Controlled Companies” exemption set forth in Section 303A of the New York Stock Exchange Listed Company Manual, the Nominating & Governance Committee is not responsible for identifying and recommending qualified candidates for directors that, in accordance with our Restated Certificate of Incorporation, are to be elected by the holders of Class A and Class C Common Stock. The Nominating & Governance Committee shall, however, provide such assistance in identifying and recommending Class A and C Director nominees as may be requested by the entire Board of Directors.

The Nominating & Governance Committee will consider Class B and D director nominees recommended by stockholders. Under our Restated Certificate of Incorporation, the number of directors to be elected by the Class B and D Common stockholders is limited to 20% of the entire Board of Directors, or a maximum of two directors. Stockholders who wish to recommend a nominee for the Nominating & Governance Committee’s consideration may do so by submitting the individual’s name and qualifications to the Nominating & Governance Committee c/o Secretary, Universal Corporate Center, 367 South Gulph Road, P.O. Box 61558, King of Prussia, PA 19406. Recommendations must be received by the Nominating & Governance Committee no later than the date by which stockholder proposals for presentation at the next Annual Meeting must be received. Recommended nominees will only be considered if there is a vacancy or if the Board of Directors decides to increase the number of directors.

The Nominating & Governance Committee identifies and evaluates committee-recommended Class B and D director nominees considering, among other factors, the following minimum qualifications: the individual’s integrity, experience, education, expertise, independence and any other factors that the Board of Directors and the Nominating & Governance Committee deem would enhance the effectiveness of the Board of Directors and our governance. The Nominating & Governance Committee seeks persons who have achieved prominence in their fields and who possess significant experience in areas of importance to the Company. Additionally, strong analytical skills, independence, energy, forthrightness and integrity are desired characteristics that the Nominating & Governance Committee seeks in potential candidates. We do not have a formal policy with regard to the consideration of diversity in identifying director nominees. However, the Board of Directors believes that it is essential that its members represent diverse viewpoints, with a broad array of experiences, professions, skills, geographic representation and backgrounds, including diversity of gender and race that, when considered as a group, provide a sufficient mix of perspectives to allow the Board of Directors to best fulfill its responsibilities to the long-term interests of our stockholders. The Board has two female members, one of whom, Eileen McDonnell serves as lead director and has refreshed the Board by replacing 60% of the non-management members of the Board within the last four years. The Board believes that it is important to further increase the diversity of the Board. In that regard the Nominating and Governance Committee has recommended to the Board and the Board has agreed to actively seek and is committed to add a member of an underrepresented minority group to the Board within the next year. The Company’s executive recruiter has recently commenced the candidate search. The Nominating & Governance Committee will evaluate a nominee on the same basis if the individual is recommended by a stockholder.

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Corporate Governance

Quality and Compliance Committee.    The Quality and Compliance Committee has the responsibility of assisting the Board in fulfilling its oversight responsibilities concerning review of our policies and procedures relating to healthcare-related regulatory and compliance issues and the delivery of quality medical care to patients. The Quality and Compliance Committee met three times during 2021. Current members of the Quality and Compliance Committee are Elliot J. Sussman, M.D. (Chairman), Lawrence S. Gibbs and Maria R. Singer.

Executive Committee.    The Executive Committee has the responsibility, between meetings of the Board of Directors, to advise and aid our officers in all matters concerning the management of the business and, while the Board of Directors is not in session, has the power and authority of the Board of Directors to the fullest extent permitted under law. The Executive Committee did not meet in 2021. Current members of the Executive Committee are Alan B. Miller (Chairman), Eileen C. McDonnell, Marc D. Miller and Warren J. Nimetz.

Finance Committee.    The Finance Committee is responsible for reviewing our overall long-term financial planning. The Finance Committee met once during 2021. Members of this Committee are Alan B. Miller (Chairman), Marc D. Miller, Warren J. Nimetz and Maria R. Singer.

ENVIRONMENTAL, SOCIAL AND GOVERNANCE – ESG PROFILE

Despite unprecedented challenges brought on by the pandemic and its multiple surges, UHS has continued its Environmental, Social and Governance (ESG) efforts focused on improving society in a meaningful way.

With commitment from the top down, and across our businesses, UHS continually explores ways in which to strengthen our involvement with, and commitment to, our environmental stewardship and sustainability, while maintaining our valued relationship with, and support for, employees, patients and served communities and do so utilizing well-respected, governing practices with integrity.

In the following section we describe the many impactful practices we employ across the enterprise, providing a snapshot of the sustainability efforts in place and achievements delivered. We invite you to learn more about our ESG goals and practices, the endeavors we use to protect and serve our stakeholder groups, and how we are identifying and mitigating challenges in the markets we serve.

For our full 2021 ESG Profile, please visit www.uhs.com/esg.

OUR INVESTMENT IN ENVIRONMENTAL PROGRAMS

UHS complies with applicable legal and regulatory environmental standards to protect our patients, visitors, staff and environment. We continue to follow best practices in regards to managing our energy usages and consumption and disposing of waste for our existing facilities and buildings, including new construction and major reconstruction projects.

OPTIMIZING ENERGY EFFICIENCIES

UHS launched its Corporate Energy Efficiency Initiative in 2017 with goals of reducing U.S. facilities’ lighting energy consumption by 50%, and heating, ventilation, and air conditioning (HVAC) energy consumption in select Acute Care hospitals by 20%.

With a $36 million investment in upgrades to our light-emitting diode (LED) lighting and optimization of our large HVAC systems in U.S. facilities, we achieved these goals in late 2021. LED lighting upgrades were carried out in more than 200 Acute Care and Behavioral Health facilities, including more than 250,000 fixtures and over 500,000 LED lights. The LED lighting products used were certified by ENERGY STARR or DesignLights Consortium (DLC).

Retro- and Monitoring-Based Commissioning of HVAC systems was carried out at 14 Acute Care facilities, optimizing controls of 260 Air Handling Units, 48 Chillers, 49 Boilers and more than 10,000 Terminal Units/VAV boxes – and a savings of 18.9 million

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total kWh. Each of these facilities also had Automatic Fault Detection & Diagnostic Systems installed and implemented to proactively identify, prioritize and address critical HVAC system components’ failure and faults, per their energy savings potential.

Also, by the end of 2021, all UHS Acute Care facilities and approximately 50% of Behavioral Health facilities were equipped with Building Automation System software and hardware. The projects implemented to-date through this Corporate Energy Efficiency Initiative resulted in total measured and verified annual savings of 80.4 million kWh of electricity and 950,000 therms of natural gas, resulting in annual CO2 emission reduction of more than 62,000 metric tons.

CORPORATE ENEGERY EFFICIENCY INITIATIVE ANNUAL CO2 EMISSIO REDUCTION EQUATE TO:

•	13,484 passenger vehicles removed from the road or 155,818,268 miles driven by an average passenger vehicle, or

•	68,527,577 pounds of coal burned, or

•	7,466 homes’ electricity use for one year

•	21,088 tons of waste recycled instead of landfilled

•	Carbon sequestered by 1,025,183 tree seedlings grown for 10 years or 75,961 acres of U.S. forests in one year

Looking ahead, we expect to initiate new HVAC projects across the corporation as it not only produced meaningful energy savings, it also can potentially reduce labor costs, improve system reliability and extend equipment life.

To further identify energy saving opportunities, we will continue to monitor ENERGY STAR Portfolio Manager Scores of all our Acute Care hospitals. We also plan to leverage data from the Centralized Utility Bill Management System, which rolled out in 2020, to monitor and trend utility expenditures across the corporation more closely, and identify and act on potential issues faster.

Certifications and Registrations

In 2021, two of our Acute Care facilities, Aiken Regional Medical Centers and Manatee Memorial Hospital, earned ENERGY STAR Certification for their existing buildings. By end of 2022, we expect approximately 10 of our Acute Care facilities to hold this prestigious distinction.

UHS continues to invest in technologies including servers, desktop and laptop computers, displays and printers that meet Electronic Product Environmental Assessment Tool (EPEAT) and ENERGY STAR certifications. Nearly 90% of these devices in the UHS data center and back-up data centers, as well as our facilities, earned these certifications.

ENVIRONMENTAL OPPORTUNITIES FOR GREEN BUILDING

Construction and design of new builds, and/or major renovations are completed with high environmental standards (each project’s ENERGY STAR Score Rating must be 90 or higher), and in compliance with federal, state and local energy efficiency standards and energy codes.

Northern Nevada Sierra Medical Center, which is opening in March 2022, is expected to be Green Globe Certified. Looking ahead, any new construction and major renovation project of $20 million or more will be registered for Green Building Initiatives’ Green Globes or USGBC’s LEED certification. Although we are confident our projects typically meet these standards, UHS plans to increase efforts to pursue official certifications.

Our future facilities are also being designed to incorporate environmentally friendly materials and processes:

Cedar Hills Regional Medical Center—Washington, D.C. (est. opening December 2024)

•	Being designed to meet LEED for Healthcare v4, Silver rating per DC Green Building Code

•	Expected to participate in DC recycling program

•	Pursuing credits for reduction of global warming potential products, building products that are environmentally suitable from environmentally friendly (low carbon) vendors

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•	Materials also being specified for mercury, lead, cadmium and copper reduction

•	Partnering with DC’s “Solar for All” program to build a solar array above the parking garage that will provide power to the grid to help subsidize neighboring housing energy costs

Our commitment to energy conscious building, and subsequent demolition or waste removal, is reflected in the following recently completed or ongoing projects:

Granite Hills Hospital—West Allis, WI (83,000 sq. ft. of new construction)

Construction and design of this newly opened behavioral health facility successfully transformed a former contaminated Grey Site, while minimizing landfill waste and including use of energy-efficient products. In total, efforts included:

•	Retaining 5,567 cubic yards of hazardous soils on site via berms, and out of landfills

•	Hauling 21 truckloads of creosote-soaked railroad ties to a railroad company (not landfill) for reuse

•	Properly disposing of nearly 37, 600 tons of hazardous fill

•	Fitting all patient rooms with touchless faucets that are temperature controlled, and outfitted with timed flow stops

•	Installing a 60,000 sq. ft. white roof to reduce heat buildup and energy use

Northern Nevada Sierra Medical Center—Reno, NV (302,000 sq. ft. of new construction)

and Henderson Hospital Tower—Henderson, NV (214,000 sq. ft. of new construction)

Our recent construction and major renovation work in Nevada involved multiple projects, most notably the new patient tower at Henderson Hospital and the $300 million, full-service Northern Nevada Sierra Medical Center. During these Nevada-based projects:

•	698.7 tons of general construction and design materials were reused or recycled, earning a landfill diversion rate of 75%

•	543 tons of concrete, dirt, and asphalt were diverted, scoring an 83% landfill diversion rate

•	Roofing with appropriately colored, energy-efficient and recyclable materials was installed

Prairie St. John’s—Fargo, ND (144,924 sq. ft. current facility replaced with new 103,373 sq. ft. facility)

This new facility is expected to open by end of 2022. During construction, contractors were mindful of minimizing energy waste on site, diverting materials from landfills, and reusing materials:

•	Metal studs used for walls and partitions were pre-cut at the supplier’s warehouse to reduce metal stud debris on site

•	Debris from demolition of old building will be crushed onsite and used as base layer for new parking lots

Former Texoma Medical Center site—Denison, TX (278,997 sq. ft. demolition)

In the 2021 demolition of an old hospital site, UHS’ goals were to reduce the environmental impact of the site demolition and make efforts to ensure building materials were recycled, or properly disposed. During demolition activities, efforts included:

•	Recycling of concrete, rebar, wiring, piping and all associated metals in the buildings

•	Disposing of asbestos-containing building materials or clean construction debris in an EPA designated landfill

•	Transporting approximately 28,875 tons of building material, sidewalks, canopies, etc. to a recycling plant where it was crushed and made into gravel

•	Removing approximately 1,080 tons of materials from buildings and sidewalks from the site, and transporting it to a metal recycling plant

Southwest Healthcare System’s Inland Valley Medical Center Campus—Wildomar, CA (240,000 sq. ft./renovation) and Rancho Springs Medical Center Campus—Murrieta, CA (36,000 sq. ft./ renovation)

Universal Health Services, Inc. 2022 Proxy Statement

Corporate Governance

Inland Valley Medical Center and Rancho Springs Medical Center recent renovations included outfitting the buildings with LED fixtures and occupancy sensors to reduce the lighting energy in the building when on, or when space is unoccupied. Highlights of our conservation efforts included:

•	All Heating Hot Water and Chilled Water systems’ pumps were updated with Variable Frequency Drives

•	Firetube condensing boilers offering superior efficiencies and low emissions were utilized

•	80% of construction and demolition waste was diverted from landfills

ENVIRONMENTAL SERVICES

UHS works to utilize processes and services that are designed to make its work environments more eco-friendly and sustainable, while safe for employees, staff and visitors.

Centennial Hills Hospital Medical Center, Spring Valley Hospital Medical Center, Henderson Hospital, Fort Duncan Regional Medical Center, and St. Mary’s Regional Medical Center participated in and earned the AORN GO CLEAR Award™—Gold for 2020-2023 for the smoke-free environment of their operating rooms. This award is a comprehensive approach to ensure a smoke-free environment wherever surgical smoke is generated to protect patient and worker safety. Other facilities are working on the requirements and will submit applications when ready.

Chemical Management

Environmental Service operations are committed to using environmentally friendly chemicals and processes. The teams use a combination of Green Seal and GREENGUARD chemicals to clean our hospitals and maintain a clean and safe environment. Environmental Service operations invests in machines which electrically convert water into a detergent-free cleaning agent for floor care. This technology enables many facilities to significantly reduce the amount of chemicals used to clean flooring. Further, throughout our organization we continued to use an environmentally preferable, low-odor and zinc-free floor protector to seal and protect our floors. This has allowed us to decrease chemical usage by reducing the frequency of stripping operations.

RESPONSIBLE POLLUTION AND WASTE MANAGEMENT

Facilities participate in annual waste training to support our initiative for disposing waste responsibly. Data on waste streams are collected monthly and reported through the individual hospitals’ Environment of Care committee (EOC). The EOC identifies opportunities to reduce non-recycled material and increase recycled material. In 2021, this initiative recycled 14 million+ pounds of material.

Acute Care facilities participate in a waste-to-energy initiative through our waste stream providers, contributing 3.8 million pounds to this process in 2021. The waste-to-energy process creates energy from the primary treatment of waste, creating electricity and/or heat.

Contracts are in place for responsible disposal of regulated and hazardous waste, including both hazardous and non-hazardous pharmaceutical waste. Also, Prescription Destroyer/Stericycle containers are used to render controlled substances ‘non-retrievable.’

REPROCESSING AND WASTE DIVERSION

Reprocessing and Waste Diversion efforts are in place at Corporate as well as at the facility level. Supported by the dedication and commitment of our staff, these initiatives help reduce our carbon footprint and increase the recycle stream.

Our Acute Care facilities use vendors such as Stryker® Sustainability, Sterilmed® and Innovative Health to assist with reprocessing and/or remanufacturing of single use devices. These FDA-approved, third-party programs allow for:

•	collection of single-use devices

•	the buy-back of remanufactured devices at a 50% discount

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•

the vendors’ purchase of our used devices at pre-determined fees, for resale of remanufactured product to another facility or breakdown of product, and recycling of components (depending on composition)

In 2021, our Pharmacy and Supply Chain Value Analysis teams worked together to purchase RX Crusher devices and supplies to safely contain aerosolization of powder when hazardous pills are crushed. These devices were purchased for UHS hospital medication rooms.

Purchases of exam gloves used at our Acute Care, Behavioral Health and IPM locations are standardized to comply with USP800, as well as to meet ASTM 6978 minimum standard, when possible. Shortages during the pandemic caused some disruptions, yet looking ahead, the team is focused on meeting these standards.

After proper security measures are taken, UHS’ end-of-life computer equipment is recycled through a vendor managed program. As a data privacy and security precaution, we do not donate used equipment to other third-party organizations.

Conservation of Natural Resources

In 2021, we continued to leverage technology, digitizing historic paper documents, and shifting to collecting and sharing data through electronic means, when possible, in efforts to reduce our paper consumption. Use of paper faxes has been substantially reduced as we have adopted online, digital fax solutions in our Behavioral Health hospitals for patient referrals. Also, as part of CMS’ Promoting Interoperability standards, our Acute Care facilities comply with secure email-based continuity of care standards in their communications with other health providers eliminating large, paper-based records transfers.

When multiple devices are appropriate, multifunction printers are used to reduce duplicative hardware and energy usage. As a further conservation step, high-volume, multi-function printers will soon default to duplex printing to reduce paper usage.

CULINARY AND NUTRITION STANDARDS

As part of the Corporate Supply Chain structure, the Culinary and Nutrition Department has direct influence over the overall food program sourcing and contracting. This team of Licensed Registered Dieticians and ACF Certified Chefs also has operational influence over UHS’ Behavioral Health Division.

Despite the continuing pandemic, and disruptions for food supplies and staffing, the Culinary and Nutrition Department has stayed true to its Food as Healing Fuel approach, being mindful of the importance of food in a patient’s healing, while continually seeking ways to reduce waste and improve efficiencies. The team’s environmentally conscious approach is evident in all touch points, from designing of kitchens, ordering of ingredients, creation of recipes, through to preparation and delivery of meals. The team continually looks to introduce products that not only maximize efficiencies, but also improve the patient experience. When designing new or refurbished kitchens, the team utilizes energy-efficient equipment and products/processes to minimize energy usage and waste. Culinary teams are also being educated about the best way to utilize equipment, and the importance of reducing power draws to only those times the piece of equipment is needed.

In December 2018, the team started using software and Corporately Managed Order Guides to ensure facilities were only ordering, and thus producing, what was needed. Use of these tools, and subsequent elimination of waste, proved essential as food supply shortages, shorted inbound freight, and manufacturer stoppages increased significantly during the pandemic.

Through use of these Guides and batched recipe software, the price per patient day within the Behavioral Health Division in 2021 was $0.68 lower than the previous year, and the number of cases of product used by our facilities fell 8.2%, which helped the team mitigate the marketplace’s high inflation.

We plan to expand our use of software and Core List Management to another 40 Behavioral Health facilities this year. Since 2017, the team has offered eco-friendly take-out containers in its retail operations and worked to reduce its use of disposable containers and patient trays. However, the pandemic and the clinical need for disposables complicated this goal, and our priority turned toward securing products for the immediate need. Nonetheless, what developed from this unprecedented national demand was an increase in sources and production of non-plastic foam disposable containers. We took advantage of this trend and switched to

Universal Health Services, Inc. 2022 Proxy Statement

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these products when supply availability and cost made it possible. Concurrently, we continued efforts toward replacing disposable plates, utensils and trays with more sustainable permanent alternatives, such as melamine-based goods, where appropriate, for our patients.

UHS continues to rework and expand its menus to meet the needs of its patients, staff and visitors. While gluten-free menu options had been available, in 2021, our Acute Care Support Services team worked with select hospitals to earn Gluten Free certifications. By year end, seven UHS Acute Care hospitals were validated as ‘Gluten Free Safe Spots’ by the Gluten Intolerance Group. To earn this distinction, facilities underwent a comprehensive training and audit ensuring they met the highest standards related to cross-contamination prevention and meal quality. Each hospital then is re-certified annually to ensure compliance. In 2022, we look to expand this program further throughout our Acute Care hospitals, and across our Behavioral Health facilities.

UHS also has begun to identify and include more plant-based menu items on patient and cafe menus at our Acute Care and Behavioral Health facilities. We have expanded menu options and continue to build recipes in our dietary software system to be used in patient and cafe menus.

By changing culinary offerings to a more plant-based diet, we are improving the health of our communities by reducing the intake of saturated fat and increasing the intake of fiber and other micronutrients, such as magnesium and potassium. Additionally, through the shift to include plant-based options, we are reducing carbon emissions and environmental contamination.

OUR COMMITMENT TO SOCIAL CAUSES

At UHS, we are committed to supporting, protecting, serving and engaging with key stakeholder audiences including employees, physicians, patients and the communities we serve. We proudly provide meaningful contributions in many ways, making a positive and lasting impact.

CORPORATE RECOGNITION

UHS is respected in the healthcare industry, building an impressive record of achievement, including:

•	Being named year after year to Fortune World’s Most Admired list; the Fortune 500 ranking; and the Forbes Global 2000.

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In the Philadelphia region—our corporate headquarters location—UHS ranked among the largest employers, largest healthcare systems, and top public companies in the region by the Philadelphia Business Journal.

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Being a founding member company supporting the Veterans Jobs Mission, the leading private sector solution addressing U.S. military veteran unemployment. In 2021, UHS has employed more than 1,500 veterans, an increase of 24% since 2020.

HIGH-QUALITY HEALTHCARE SERVICES

Our hospitals, facilities and teams have attained numerous accolades for the care we deliver and the leadership we demonstrate including:

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Eleven of our acute care hospitals were awarded an “A” or “B” in the fall 2021 Leapfrog Hospital safety grades, recognizing our efforts in protecting patients from harm and meeting the highest safety standards.

•	UHS was named the #1 “Healthcare System” for reputation score by Reputation.com. Our Acute Care hospitals were rated 4.2 out of 5 stars, surpassing most in-market competitors.

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Patients at our Behavioral Health facilities rated their care 4.4 out of 5 in our patient satisfaction surveys. Of patients surveyed, 91% report upon discharge that they felt better following treatment at our facility.

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In CMS’ Inpatient Psychiatric Facility Quality Reporting requirements, our Behavioral Health facilities are compared to approximately 1,500 other psychiatric hospitals across the country. UHS results exceed the national averages in 11 out of 16 indicators.

•	We consistently maintain our high standards across the portfolio and 82% of Cygnet facilities are rated Good or Outstanding by U.K. regulators.

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COMMUNITY PARTNERS

UHS has a long-standing record and commitment to clinical excellence, high patient satisfaction and outcome measurement. Our comprehensive use of various evidence-based clinical outcome assessment metrics allows us to effectively track and measure our performances, and identify opportunities to improve patients’ quality of care and satisfaction.

UHS’ Behavioral Health Division offers a wide variety of programs and services to TRICARER members and their beneficiaries. In addition, specialized Patriot Support Programs are available at 25 of our U.S. facilities providing high-quality, behavioral health care to active-duty military personnel, Veterans, first responders and their families. Each program has a dedicated military liaison to ensure appropriate and consistent communication. In 2021, UHS Behavioral Health Facilities and Patriot Support Programs provided care for more than 18,000 service members, Veterans and family members, an increase of 9% since 2020.

CHARITABLE CARE

In 2021, UHS Acute Care facilities in the U.S. contributed $2 billion in charity care and uninsured discounts to qualified patients.

COMMUNITY OUTREACH

Throughout the year, individual facilities offer a variety of free programs and events to help educate and support the local communities, such as health and wellness classes and screenings, seminars, support groups and health-related services and events. Our community stewardship also includes donations, employees volunteering time and hosting fundraising events (i.e., toy drives, food collections, organized walks) to benefit a wide range of healthcare, civic and community-based organizations.

REACTION TO COVID-19

Over the past two years, all healthcare providers have navigated uncharted waters. Nonetheless, at UHS, we have continually risen as a team to meet the challenges presented by the COVID-19 pandemic. Together, we continued to be safe, trusted providers of high-quality healthcare and valued resources for evidence-based information and guidance to our served communities.

#HEALTHCAREHEROES

Their resilience is remarkable. Our frontline providers stepped up time and time again to meet demands for quality care and compassion through each of the pandemic’s surges. Meanwhile, internal procurement teams took on the challenge of securing critical medical supplies, equipment and staff, despite supply chain disruptions and shortages in competitive markets. Our Incident Command and Communication teams worked together to provide continual, up-to-date guidance to facility leadership throughout the organization regarding treatment and safety protocols. Further, environmental teams worked to improve efficiencies and, when needed, implemented additional protocols to ensure safe, clean and trusted environments for our patients, visitors and staff.

Throughout, our Acute Care hospitals and clinics provided care for those affected by the COVID-19 virus, including serving as monoclonal antibody infusion treatment sites in some cities. In December 2020, Health and Human Services Secretary Alex Azar and U.S. Surgeon General Jerome Adams were onsite at The George Washington University Hospital to participate in the National Ceremonial COVID-19 Vaccination Kick Off Event. Since then, these facilities also served as key access points and/or sources of information for vaccinations and boosters.

SUPPLY CHAIN SUSTAINABILITY

In 2021, UHS supply teams increased spending, built a supply cache and sought alternative suppliers to garner needed and sustainable inventory levels in order to protect our staff and patients. This included additional sourcing of powered airpurifying respirators (PAPRs), elastomeric respirators, ventilators, high-pressure non-invasive ventilators, and rental of patient beds, ventilators, IV pumps and feeding pumps to supplement current inventories during peak COVID times. Also, in 2021 UHS established a Corporate Warehouse to store essential personal protective equipment (PPE), such as cover gowns, exam gloves and N95 masks to serve as a back-up reserve for our hospitals during their PPE shortages.

To comply with a state law enacted in April 2021, our five Acute Care facilities in California have since collected and maintained a 90-day supply of eye protection, isolation gowns, surgical masks, N95 masks, shoe coverings, PAPRs and elastomeric respirators.

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In partnership with Premier, UHS acquired a minority stake in Prestige Ameritech to provide an additional U.S.-based supplier of PPE. In September 2021, UHS partnered again with Premier and others to acquire a minority stake in Exela Holdings, Inc. to shore up a vital supply of pharmaceutical products and support domestic production.

EMPLOYEE ASSISTANCE

While these actions helped to protect the physical health of our employees, steps also were taken in the past year to address their mental well-being as well. Most recently in September 2021, we launched a new 24/7 confidential Employee Assistance Program (EAP) for employees and family members. Through the service, employees have access to up to three free counseling sessions per issue, per year, in addition to self-guided modules focused on wellbeing screening, stress reduction, mindfulness and meditation, as well as other resources. At the facility level, initiatives such as the creation of “Recharge Rooms” or weekly Psychology staff drop-ins were implemented to support our most valued asset—our employees.

The UHS Foundation was established to provide financial assistance to our employees negatively affected due to natural disasters, such as hurricanes or fires. We extended its eligibility to include those employees enduring hardships due to a national public health pandemic.

OUR WORFORCE

The UHS Corporate office team members work hard to support our hospital and facility colleagues, who in turn are committed to providing superior care to our patients. Together this team of 89,000 individuals allows UHS to make meaningful impact on our patients, their families and communities we serve.

Our policy is to provide equal employment opportunity to all employees and applicants. We are fully compliant with all federal, state and local laws and regulations relating to equal opportunity employment and nondiscrimination matters for all protected classes of employees (i.e., religion, color, gender, sexual orientation, age, disability and military status, among others).

The diversity of our workforce is as follows:

GENDER DISTRIBUTION (All Employees)

U.S.—75% female, 25% male

U.K.—67% female, 33% male

ETHNICITY BREAKDOWN (All Employees)

U.S.—47% White, 23% Black, 17% Hispanic, 9% Asian, 5% Other

U.K.—44% White, 14% Black, 6% Asian, 2% Other, 34% Don’t know/rather not say

EMPLOYEE DEVELOPMENT & TRAINING

We are committed to empowering our people. Whether it be through formal training programs or informal mentoring and networking opportunities, individuals are able to develop their skills and benefit from support and inspiration from helpful, experienced professionals.

UHS’ Learning and Development team offers a variety of professional and leadership development programs to strengthen our company, to support our employees’ career goals, and assist with succession planning.

The Corporate New Employee Orientation program introduces new employees to UHS’ Mission, Vision, Principles, and Values, our policies and procedures, as well as employee benefits and resources. Also as part of their onboarding process, new Corporate employees participate in a two-hour Service Excellence training session to learn about:

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Service Excellence Attributes that serve as the foundation of UHS’ corporate culture—continuous improvement, employee development, ethical and fair treatment of all, teamwork, compassion, and innovation in service delivery.

•	Service Excellence Standards that define how we interact daily—treating everyone as a guest, demonstrating professionalism and excellence, and practicing teamwork

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A Service Excellence Facilitator Workshop is offered to expand awareness and adoption of these core Attributes and Standards throughout all subsidiary entities. Workshop participants are identified by local leadership with CEO approval and certified by the Learning and Development team to deliver Service Excellence training at their respective facilities.

Developing an Internal Talent Pipeline

UHS is vested in identifying and nurturing the leadership qualities of team members, from our first-time managers to top-level executives. Our L3 Executive Development Program was developed for aspiring CEOs of Acute Care and Behavioral Health facilities. Called L3 because it focuses on the three leadership qualities of innovation, execution and results, this rigorous program exposes high potential employees to a variety of relevant learning experiences. Participants in the Acute Care and Behavioral Health L3 programs have at least 15 hours of formal training, including classroom and/or virtual sessions. It also has informal elements including one-on-one access to a skip-level mentor, next-level ‘learn by doing’ stretch assignments and an action learning team project.

The time to complete the Acute Care L3 program depends on course scheduling/delivery. Once participants have completed the core curriculum they are invited to participate in monthly webinars. The Behavioral Health core curriculum is typically completed within 2-3 months.

We offer a COO-in-Training Program designed to provide an executive-level, CEO training curriculum for high caliber leaders. Our development is designed for project-based interactive learning with a focus on technical and leadership skills. The COOs are mentored by CEOs and Vice Presidents. Upon completion of the training, COOs are matched with a CEO position within the Behavioral Health Division. Our industry-unique Leadership Summit provides an orientation for CEOs new to UHS. Each CEO completes three interactive sessions (approximately 20 hours) of coursework within the first year. The Summit allows the cohort of new CEOs to gain exposure to the UHS network of resources while receiving an orientation to UHS processes. This commitment to professional development results in our strong clinical outcomes provided by a team of talented and skilled leaders.

By using ROI studies and evaluations, we continue to measure our programs to ensure alignment with business goals and challenges, as well as the changing healthcare environment. We also seek to measure their effectiveness and modify and/or introduce new learning initiatives as needed. Implementation of the L3 program has led to a meaningful increase in the percentage of executives who were promoted within the company, especially among Acute Care Chief Operating Officers (COOs). Since the launch of the L3 program, the percentage of COOs who were promoted to this position from within the company nearly doubled to 81%!

Encouraged by these results, and to further strengthen employees’ career growth opportunities, UHS will launch additional L3 programs in 2022. The new L3 for Acute Care Nursing and L3 for Behavioral Health Nursing will be aimed at those qualified employees seeking the Chief Nursing Officer role.

UHS’ core m3 Management Development Program is designed for Corporate, Acute Care, Behavioral Health, our owned physician practices and Prominence Health Plan employees of all leadership levels and covers three areas of focus: Fundamental, Influence and Strategic Management. The curriculum includes multiple virtual classroom and online modules, each typically 2-3 hours in length, and is completed within a two-year period.

One of the most important roles of a manager is to ensure that our employees are learning, growing and developing. To support our managers, we provide various resources, such as coaching guides, webinars, on-line classes and more.

Training programs include specialty tracks (i.e., for Nursing, COOs, CFOs, Emerging Leaders, etc.) and are constantly evolving. In 2021, HR Essentials was launched for all supervisors with direct reports to create awareness for HR basics, their role and responsibilities, and importance of partnering with local HR department and leadership to foster and ensure a compliant, risk-avoidant, positive and safe work environment for all employees. In early 2022, Business Basics was implemented for Corporate employees looking to enhance their professional skills, such as business writing, email etiquette and time management, as well as others.

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In addition to formal training programs, UHS employees have access to a Corporate Divisional team. Due to UHS’ size and scope, these teams are able to share best practices and expertise across most key areas of the business (i.e., Clinical, Business Development, Managed Care, Finance, Risk, etc.). Within the Behavioral Health Division, this network of colleagues typically are those who started at the local facility level, and thus have experienced the “day-to-day” work, and can speak to the nuances of the local environment and/or facility. Access to this network not only gives employees insight on opportunities of advancement within the company, but also peace of mind that they are consulting with someone with hands-on experience in their role, building credibility and trust.

THE UHS GRADUATE MEDICAL EDUCATION PROGRAM

In early 2018, the UHS Acute Care Division, Quality, Physician Leadership, GME and Research (UHS GME) set out to successfully grow the UHS Graduate Medical Education (GME) Program with the goal of developing excellence in graduate medical education and creating a reliable pipeline of newly trained physicians and pharmacists to join our Acute Care facilities’ local practices and affiliated Accountable Care Organizations through resident and fellow retention.

UHS Sponsored Programs

Between June 2018 and July 2022, the number of UHS Sponsored Programs more than tripled, from five programs to 18. These programs are operating out of Manatee Memorial Hospital, The Valley Health System GME Consortium, UHS Southern California Medical Education Consortium (UHS SoCal MEC), Texoma Medical Center, and Wellington Regional Medical Center.

We are continuing to develop programs and, by July 2024, expect to have 28 UHS Sponsored Programs in place, including new programs at Aiken Regional Medical Centers, The Valley Health System GME Consortium and UHS SoCal MEC.

As the number of UHS Sponsored Programs increased and activated, and new programs matured, the number of residents within UHS Sponsored Programs increased. Between June 2018 and January 2022, the total residents in UHS Sponsored Programs nearly tripled from 89 to 262. By July 1, 2022, the number of residents in UHS Sponsored Programs is expected to jump further to 315, and then to nearly 500 within two years’ time.

Academic Partnership Programs

The UHS GME Program currently has 59 total Academic Partnership Programs within our UHS Acute facilities including The George Washington University Hospital, Northwest Texas Healthcare System, South Texas Health System and the Valley Hospital Medical Center facilities. Collectively, these facilities are currently training approximately 637 total residents and fellows.

Looking ahead, we expect to have all UHS Programs currently under development to receive their ACGME accreditation by July 2024. By this point, the UHS GME Program (including UHS Sponsored Programs and Academic Partnership Programs) expects to host 87 GME training programs with nearly 1,140 GME residents and fellows across a variety of specialties.

NURSING APPRENTICESHIPS/INTERNSHIPS

A variety of programs and opportunities are offered to help nurses learn, grow and advance in their careers. Recently, Northwest Texas Healthcare System formed a partnership with West Texas A&M University to offer tuition reimbursement for Northwest RNs interested in obtaining their Bachelor of Science in Nursing degree through the university’s “ADN to BSN” program. Northwest’s full-time RNs with an Associate’s Degree in Nursing are qualified to enroll in the 11-month online program.

Wellington Regional Medical Center worked with Palm Beach State College to offer a nurse apprenticeship class to nurses in their final six weeks of school. Through this program nurses are able to complete their hospital onboarding and education requirements at the same time they are completing the apprenticeship.

Across the company, UHS also provides internships to students at local education institutions, and its employees frequently serve as guest lecturers at the schools. In 2021, the UHS Corporate Office hired 30 interns for its Information Services and Supply Chain departments. Among these interns, 43% were female and 37% identified as diverse.

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EMPLOYEE BENEFITS

UHS nurtures the personal, professional, and financial health and well-being of our team members and their families through a diverse range of benefits. Healthcare benefits include medical insurance, dental and vision care coverage as well as resources such as the Employee Assistance Program (EAP) and Livongo to help enrollees maintain a healthy quality of life. Further, UHS offers accident, critical illness and pet insurance.

The EAP and other resources are available to address the emotional needs of employees and their loved ones, including access to telemedicine as well as a new mobile app that offers access to self-help mental health programs.

Further, our Financial Program allow employees to effectively manage their investments by offering competitive Savings, Retirement and Employee Stock Purchase Plans, Health Savings Accounts, Tuition Assistance and Student Loan Refinancing for qualified employees. Other offerings include mortgage, home and auto insurance programs, legal assistance and identity theft programs.

UHS offers an extensive program of voluntary benefits, discounts, promotions and resources aimed to help employees balance personal, family and work life. This includes access to Rethink, a free research-based program that provides support to parents raising children with learning or behavioral challenges or developmental disabilities, Veteran Connection, as well as COVID-19-specific information and resources.

UHS Foundation for Employees

In 2005 we established the UHS Foundation, a 501(c)(3) nonprofit entity that provides assistance to UHS employees who have been affected by hardship due to natural disasters such as hurricanes, fires and tornadoes, and more recently, by a national public health pandemic. To date, the UHS Foundation has disbursed nearly $3 million to employees needing assistance for living expenses, including housing, utilities, clothing and other necessities. In 2021, more than 50 employees affected by severe winter storms in Texas, Hurricane Ida and its remnants, or tornadoes in Kentucky were provided assistance.

EMPLOYEE ENGAGEMENT

In partnership with an independent outside vendor, UHS’ Corporate Human Resources department deploys an Employment Engagement Survey biannually, providing employees the opportunity to express their opinions about the corporation and provide ideas on how to enhance their work experience. A 20-question Pulse Survey is sent out the years when the full survey is not. Responses are confidential and reported as an aggregate total by department, for each facility and Corporate. Managers are encouraged to share the results with their team and work together to address any lower-scoring areas through action planning.

Feedback from the surveys have led, for example, to creation of TEAM C.A.R.E., an employee-run program that focuses on Connecting, Attracting, Retaining and Engaging employees. Its three committees—Career Enrichment, Health & Wellness and Social & Community—deliver programming, content and events that enrich the overall UHS Corporate Office employee experience.

In the U.K., as part of its Diversity and Inclusion strategy, Cygnet established the Cygnet Multicultural Network and the LGBTQ+ Network. The Cygnet Multicultural Network was established to 1) identify and raise the profile of the unique needs of staff from ethnic minorities, 2) share experiences and provide a voice for staff from ethnic minorities, 3) strategically influence policy and procedures to reflect issues faced by staff from ethnic minority backgrounds and 4) ACT on concerns and effect positive change.

The LGBTQ+ Network is committed to promoting change, reducing stigma, discrimination and prejudice, and creating a safe space for LGBTQ+ colleagues to connect and support each other.

EMPLOYEE RECOGNITION/AWARDS

UHS recognizes the meaningful contributions our Corporate and healthcare facility team members make to the lives of patients, their families and our communities through tributes, awards and messaging from Corporate leadership.

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Service Excellence

Each year UHS bestows multiple Service Excellence Awards to recognize those employees and facilities who provide world-class service—service that is professional, timely, effective and efficient to all our customers, at all times. Corporate home office employees are also nominated for this award; up to three winners are selected by the Corporate Senior Leadership team annually.

At the facility level, three Service Excellence Awards are presented at the annual leadership conference to a deserving Acute Care Division facility, Behavioral Health Residential Treatment Center and Behavioral Health acute psychiatric facility. To be considered, facilities need to be approved by Behavioral Health and Acute Care Division presidents and complete an application. Winners are determined by Divisional and Corporate senior leadership. Notably, in 2021 Corporate senior leadership awarded all UHS facilities a Service Excellence award as a gesture of gratitude for their quality service in the year 2020 during the height of the pandemic.

Other Annual Performance Awards

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Chairman’s Council Award—presented to facility CEOs who met or exceeded financial goals, satisfaction scores for physician, patients and employees, community involvement and consistent overall leadership.

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Quality Awards—presented to one facility in each category (Acute Care, Behavioral Health Residential Treatment Center and Behavioral Health Acute) based on their performance, including quality and safety ratings from industry (i.e., HCAHPS, Leapfrog, CMS, The Joint Commission) and/or patients.

Corporate and Facility Service Anniversaries

Each year, UHS recognizes Corporate employees’ milestone work anniversaries with a Service Anniversary certificate and gift. Employees are recognized after every five years of service as a Corporate Home Office employee. Some UHS facilities also offer Service Anniversary Awards to eligible facility employees. These award programs are managed at the local facility level.

PRIVACY & DATA SECURITY

At UHS, Privacy and Data Security is one of our top priorities. The team’s Mission is to preserve the confidentiality, integrity and availability of information assets in accordance with Information Security Policies for employees and patients. A main focus is to appropriately identify, select, deploy, maintain and improve information security controls. As previously disclosed, we experienced an information technology security incident in September 2020. As a result of this cyberattack, we suspended user access to our information technology applications related to operations located in the United States. While our information technology applications were offline, patient care was delivered safely and effectively at our facilities across the country utilizing established back-up processes, including offline documentation methods. We worked diligently with our information technology security partners to restore our information technology infrastructure and business operations as quickly as possible. UHS has continued its efforts to fortify its privacy and security measures with considerable investment in personnel, products and processes.

Currently there are approximately 48 privacy and security related policies at the Corporate level and maintained locally by U.S. hospital business units. We adhere to privacy and security policies, and the several federal and state laws and other regulatory requirements relating to data privacy and security, including for example, the Health Insurance Portability and Accountability Act of 1996 (HIPAA) Security Rule and the Payment Card Industry (PCI) requirements governing compliant technology and processes of consumer credit card information.

UHS’ Privacy and Data Security team is led by a Chief Compliance and Privacy Officer and a Chief Information Security Officer, as well as designated hospital-based facility Privacy Officers. Meanwhile, third-party cybersecurity firms provide continual monitoring and investigation services, including regular security penetration tests and audits. All staff complete required annual training on data privacy and cybersecurity, accounting for an investment of over 45,000 hours each year on this important education.

OUR GOVERNANCE STRUCTURE

UHS’ Board of Directors is chaired by our founder, Alan B. Miller. Of the seven-member board, four (57%) are independent members, and two (29%) of which are women.

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Each director has access to any member of management of the Company. It is the policy of the Board to encourage its members to contact the CEO and other members of management of the Company at any time to discuss any aspect of the Company’s business. Members of the Board are also encouraged to visit at least one of the Company’s hospitals each year. The Board has six committees:

•	Audit Committee

•	Compensation Committee

•	Executive Committee

•	Finance Committee

•	Nominating and Governance Committee

•	Quality and Compliance Committee

Please visit uhs.com for more information about the charter of each of these committees.

BUSINESS ETHICS

The Board of Directors and senior management of UHS are committed to healthcare operations that are ethical and in compliance with all applicable laws and regulations. UHS’ Chief Compliance Officer oversees the UHS Compliance Program and regularly reports on the company’s compliance program operations to the Quality and Compliance Committee of the Board of Directors and to the UHS Compliance Committee. The committees review reports and recommendations of the UHS Chief Compliance Officer based upon data generated through the UHS Compliance Program operations. UHS maintains a compliance program that includes appropriate policies and procedures consistent with legal and regulatory requirements, compliance education (including enterprise-wide compliance training of all new employees as part of the onboarding process), and its audit and monitoring and disclosure programs.

UHS operates a Compliance Hotline as part of its Code of Conduct. To report an ethical dilemma or potentially in appropriate or illegal conduct, individuals may call the Compliance Hotline or use Internet-based reporting. Learn more: uhs.com/compliance

We are committed to fostering a culture of accountability at all levels and encourage our employees to report anything they believe could be out of compliance with our values. We prohibit retaliation for the good faith reporting of compliance concerns and offer the ability for individuals to anonymously elevate any concerns. Our commitment to fairness and integrity extends to everyone with whom we interact and do business. Our Code of Conduct provides guidance on expectations for acceptable behavior for those who work on behalf of UHS. It is intended to promote honest and ethical conduct, deter wrongdoing and ensure compliance with all applicable governmental laws, rules and regulations, and prompt internal reporting of violations and compliance concerns. Our Compliance Manual serves as a resource of basic healthcare compliance standards and overview of the UHS Compliance Program.

Further, our Code of Business Conduct and Corporate Standards provides standards of ethical business practices and must be followed by all UHS personnel. Learn more: uhs.com/compliance-and-ethics/ uhscompliance-policies-procedures/

LOCAL GOVERNANCE

In addition to in-house Executive Leadership teams, UHS’ Acute Care and Behavioral Health hospitals, as well as our ambulatory surgery centers (ASCs), have organized Medical Staff and local governing bodies jointly overseeing patient care. Facilities’ Boards of Directors have both financial and non-clinical operational decision-making authority but delegate oversight of patient care and Medical Staff governance to local governing bodies.

Local governing bodies for Acute Care Division facilities typically include representation from local community members, medical staff, and hospital or regional leadership. Local governing bodies for Behavioral Health Division facilities typically include representation from the local facility, Division leadership, and may include current or retired medical staff.

Universal Health Services, Inc. 2022 Proxy Statement

Corporate Governance

In the U.K., our Cygnet facilities are governed by a 13-member Executive Management Board. In 2020, Cygnet established a four-member Advisory Board to provide independent scrutiny and strategic insight to Cygnet’s experienced leadership team. Approximately 46% and 25% of these respective boards are female.

The Acute Care and Behavioral Health Divisions each have their own Division Compliance Officer, while each hospital has a designated Facility Compliance Officer to oversee their local compliance program and obligations of their respective facilities.

As with their peers, UHS facilities receive regular visits and inspections by state and federal regulatory agencies. Each Division has its own Chief Medical Officer and quality designees. Similar roles are in place at the regional, and when appropriate, individual facility level. To improve quality management, leadership reviews and analyze performance metrics each month. Best practices are then shared throughout the company.

The Acute Care and Behavioral Health Quality and Clinical teams actively promote a culture of continuous quality improvement that incorporates evidence-based best practices and clinical variation reduction to optimize clinical services and ensure the effective and efficient delivery of high-quality medical care. In the Acute Care facilities, programs such as the Zero Harm Patient Safety Campaign are in place to reduce the number of hospital-acquired conditions, healthcare associated infections and patient mortality. Further, our Behavioral Health Division continues its efforts to ensure that all of its patients are treated in a safe environment focused on trauma-informed principles of care.

RISK MANAGEMENT MEASURES

Risk Management teams are in place for the Acute Care and Behavioral Health Divisions. Each has a Division Director, Senior and/or Regional Managers, as well as Facility Risk Managers. There are also dedicated Corporate Loss Control, Claims, and Environmental Risk and Emergency Management departments.

UHS’ robust Risk Management process includes four key steps: Risk Identification, Risk Analysis, Risk Control and Risk Financing.

Risk Identification’s primary purpose is the early detection of adverse or unexpected patient outcomes and hazards. To this end, UHS has processes, systems, methods and tools in place to promptly identify the organization’s risk exposure to issues that may impact its Mission and Vision of providing superior, quality healthcare services.

These tools include The Joint Commission’s Sentinel Event Alerts and Failure Mode Effect Analysis as well as internal safety processes (i.e., Incident reports, Adverse drug reactions reporting, Discrepancy reports, Executive and Unit Safety Huddles, rounding, patient safety surveys, grievances and complaints). Data is continually collected, analyzed and benchmarked against previous time periods, other UHS facilities as well as nationally available benchmarks/data.

Risk Analysis provides the organization a clear understanding of its risks and an opportunity to provide company-wide corrective action, when needed, to minimize risk across the organization, and/or in the future. It involves continually conducting thorough reviews of practices, processes, projects and services, to recognize and/or detect problems or potential problems to minimize the potential loss.

Risk Control’s purpose is to have loss preventative and control methods in place before an event occurs. This requires teams to conduct assessments of high-risk areas, new service lines, etc. and proactively adapt processes/procedures, if needed.

One important risk control technique, claims management, provides a systemized approach to reducing the financial loss and negative community image in cases when preventative measures fail and injury occurs. UHS’ robust claims handling process is essential to maintaining the financial assets of the organization.

Lastly, Risk Financing is the methodology to ensure that financial resources are available to pay for the cost associated with loss should risk control techniques fail. UHS utilizes a risk management program evaluation process to ensure its highly effective program exists across all facilities.

Universal Health Services, Inc. 2022 Proxy Statement

Corporate Governance

UHS’ Acute Care and Behavioral Health Divisions each have their own Patient Safety Organization (PSO) which is registered with the federal government, under the Agency for Healthcare Research and Quality. These PSOs govern the risk management process, and voluntarily report, aggregate and analyze data in efforts to improve the safety and quality of patient care.

UHS’ evaluation process includes interactions of Corporate and Facility Administration, Patient Safety Council, and Environmental Risk Management as well as procedures and processes, such as Root Cause Analysis (RCA), to identify and investigate issues, analyze results, implement corrective action (if needed), and educate key stakeholders to reduce safety risk among patients and staff.

Within the Acute Care Division, a Corporate Patient Safety Council (CPSC), comprised of its facilities’ executive leadership team and their respective regional vice presidents, establishes specific patient safety priorities each year to further identify ways to mitigate risk and reduce patient harm. Data from these initiatives are shared with the Board of Directors’ Quality and Compliance Committee each quarter. UHS’ Behavioral Health Division Senior Vice President and Chief Clinical Officer also reviews patient safety data with this Committee on a quarterly basis.

The Environmental Risk and Emergency Management programs work to analyze and contain risk and implement risk avoidance measures to ensure a safe and secure working environment. The foundation of the programs focuses around the continuity model to mitigate, prepare, respond and recover through events. In 2021, 38 Behavioral Health facilities, 13 Acute Care hospitals and seven FEDs received specific training for Environmental Risk and Emergency Management programs.

Also during the year, a new SharePoint site was shared with all facilities to allow for continual engagement with program resources and real time updates to industry standards and best practices. Facilities are also provided Emergency Management playbooks on the topics of wildfire and winter storm to augment the preparedness, response and recovery capabilities of their programs.

INCIDENT COMMAND

In the event of an emergency, our Incident Command team is activated. This includes Environmental Risk and Emergency Management, crisis experts, as well as subject matter experts essential for that particular event, including Clinical Operations, Human Resources, Supply Chain, Information Security and Communications. For example, at the start of COVID-19 in 2020, like many other organizations, we activated our Incident Command to direct the clinical guidance, protocols, operational adjustments, supply chain, human resources and communications necessary to equip our facilities to pivot care delivery and meet evolving needs as the pandemic expanded (and continues to ebb and surge). Through this unified orchestration, we quickly and effectively established and deployed best practices, communicated directives, reduced unwanted variation and escalated urgent issues.

In an effort to continuously improve, we learn from each event and seek to drive more efficient procedures, enhanced staff communication and greater consistency.

EMPLOYEE SAFETY

Training programs and systems to encourage workplace safety are a major focus in our organization. To this end, UHS has an Employee Safety Council chaired by the Corporate Director of Environmental Risk and Emergency Management.

During 2021, our increased attention to workplace safety has enabled us to continue our commitment to keeping our employees and facilities safe during the COVID-19 pandemic.

UHS has a Staff Safety subcommittee comprised of members of Clinical, Loss Control, Risk, Human Resources and Legal teams. The first phase of one of its latest initiatives concluded in June 2021. The 21 Behavioral Health facilities that participated had an aggregate reduction in staff injuries from aggression of 27% (exceeding the goal of 25%). Phase 2 of the initiative was launched in the fourth quarter.

VENDOR ENROLLMENT

UHS uses VendorProof, a service that ensures vendors of healthcare organizations meet federal compliance requirements. Vendors provide key information which ProviderTrust then uses to perform required compliance screenings, supporting a safe and efficient supply chain. All vendors that deliver goods or services are required to participate in the program.

Universal Health Services, Inc. 2022 Proxy Statement

AUDIT COMMITTEE REPORT

The Board of Directors is committed to the accuracy and integrity of the Company’s financial reporting. The Audit Committee takes an involved and active role in delivering on this commitment.

The Audit Committee provides independent, objective oversight of our accounting functions and internal controls.

The Audit Committee reviews and evaluates, and discusses and consults with our management, internal audit personnel and the independent auditors about the following:

•	the plan for, and the independent auditors’ report on, each audit of the Company’s consolidated financial statements and internal controls;

•	changes in our accounting practices, principles, controls or methodologies, or in the Company’s financial statements;

•	significant developments in accounting rules;

•	the adequacy of our internal accounting controls, and accounting, financial and auditing personnel; and

•	the establishment and maintenance of a work environment that promotes ethical behavior.

The Audit Committee acts under a written charter that was originally adopted by the Board of Directors in 2004 and is reviewed and approved on an annual basis. The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing, accounting, financial reporting, internal control and regulatory compliance matters. In discharging its oversight role, the Audit Committee may engage independent counsel and other advisers as it determines necessary. In accordance with the Sarbanes-Oxley Act of 2002, the Audit Committee also has the direct responsibility to select, evaluate, determine the compensation of, oversee, and where appropriate, replace our independent auditors, and has the authority to resolve disagreements between management and our auditors. The Audit Committee may establish procedures for the receipt, retention and treatment of complaints received by us regarding accounting and auditing matters, as well as confidential, anonymous submission by employees. The Board of Directors has determined that each of the members of the audit committee is “independent” within the meaning of the rules of the New York Stock Exchange and the Securities Exchange Act of 1934, as amended by the Sarbanes-Oxley Act of 2002.

The Audit Committee recommended to the Board of Directors that the consolidated financial statements be included in the Annual Report on Form 10-K. The Audit Committee took a number of steps in making this recommendation for 2021:

•	First, the Audit Committee discussed with our independent auditors the overall scope and plans for their audits.

•	Second, the Audit Committee met with the independent auditors, to discuss the results of their audits, their evaluations of our internal controls and the overall quality of our financial reporting.

•

Third, the Audit Committee reviewed and discussed the audited consolidated financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements.

•

Fourth, the Audit Committee reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under the standards of the Public Company Accounting Oversight Board (United States).

•

Fifth, the Audit Committee discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit services with the auditors’ independence.

•

Finally, the Audit Committee obtained and reviewed a report from the independent auditor describing: (i) the independent auditor’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years inspecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditor and the Company.

Universal Health Services, Inc. 2022 Proxy Statement

Audit Committee Report

The Audit Committee reviewed and discussed our consolidated financial statements with the Board of Directors and discussed them with PricewaterhouseCoopers LLP during the 2021 fiscal year, along with the matters required to be discussed by Statement of Auditing Standard No. 16, Communications with Audit Committees, as amended, and as adopted by the Public Company Accounting Oversight Board. The Audit Committee received from PricewaterhouseCoopers LLP the written disclosures, including the letter, required by PCAOB 3524 and 3526 and discussed with PricewaterhouseCoopers LLP its independence.

Based on the discussions with PricewaterhouseCoopers LLP and management, the consolidated financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our 2021 Annual Report on Form 10-K, as filed on February 24, 2022.

AUDIT COMMITTEE

Eileen C. McDonnell (Chairperson)

Lawrence S. Gibbs

Maria R. Singer

Elliot J. Sussman, M.D.

Universal Health Services, Inc. 2022 Proxy Statement

RELATIONSHIP WITH INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP (“PwC”) served as our independent auditors during 2021 and 2020. Representatives from PwC will be in attendance at the Annual Meeting and will have an opportunity to make a statement, if they desire to do so, and to respond to any appropriate inquiries of the stockholders or their representatives.

PwC’s audit report on our consolidated financial statements as of and for the years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

Audit fees consisted of professional services rendered to us or certain of our subsidiaries. Such audit services include audits of financial statements, audit of our annual management assessment of the effectiveness of internal control over financial reporting in 2021 and 2020 (as required by Section 404 of the Sarbanes-Oxley Act of 2002), reviews of our quarterly financial statements and audit services provided in connection with regulatory filings, acquisitions, bond issuances and other matters.

Set forth below are the fees paid or accrued for the services of PwC during 2021 and 2020:

	2021	2020

Audit fees	$4,114,400	$3,904,000

Audit-related fees	13,000	12,400

Tax fees	41,000	104,809

All other fees	531,000	250,000

Total	$4,699,400	$4,271,209

Fees for tax services in 2021 and 2020 consisted primarily of consultation on various tax matters related to us and our subsidiaries, including when applicable, preparation of federal and state income tax returns for certain of our subsidiaries.

The other fees to PwC during 2021 consist of consulting services related to: (i) an enhanced reimbursement project; (ii) Independent Review Organization services in connection with our behavioral health facilities located in the United States, and; (iii) ESG assessment project. The other fees to PwC during 2020 consist of consulting services related to an enhanced reimbursement project.

The Audit Committee has considered and determined that the provision of non-audit services by our principal auditor is compatible with maintaining auditor independence.

All audit and permissible non-audit services provided to us by the independent auditors are pre-approved by the Audit Committee, which considers whether the proposed services would impair the independence of the independent auditors. The Chairperson of the Audit Committee may pre-approve audit and permissible non-audit services during the time between Audit Committee meetings if the fees for the proposed services are less than $25,000.

Universal Health Services, Inc. 2022 Proxy Statement

ANNEX A

Schedule of Non-GAAP Supplemental Information

For the Years Ended December 31, 2021 and 2020

(in thousands, except per share amounts, unaudited)

	Year ended December 31, 2021		Year ended December 31, 2020
	Amount	Per Diluted Share	Amount	Per Diluted Share

Net income attributable to UHS	$991,590	$11.82	$943,953	$10.99

Plus/minus after-tax adjustments:

Unrealized (gain) loss on equity securities	(10,374)	(0.12)	3,313	0.04

Debt extinguishment costs	12,884	0.15	—	—

Impact of ASU 2016-09	(2,423)	(0.03)	7,443	0.09

Subtotal adjustments	87	—	10,756	0.13

Adjusted net income attributable to UHS	$991,677	$11.82	$954,709	$11.12

Universal Health Services, Inc. 2022 Proxy Statement

YOU ARE URGED TO VOTE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE YOUR PROXY BY TELEPHONE OR INTERNET AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING ONLINE.

BY ORDER OF THE BOARD OF DIRECTORS

STEVE G. FILTON, Secretary

King of Prussia, Pennsylvania

April 7, 2022

Universal Health Services, Inc. 2022 Proxy Statement

EXHIBIT A

UNIVERSAL HEALTH SERVICES, INC.

AMENDED AND RESTATED

2020 OMNIBUS STOCK AND INCENTIVE PLAN

ARTICLE 1. PURPOSE OF THE PLAN

The purpose of the Universal Health Services, Inc. 2020 Omnibus Stock and Incentive Plan (the “Plan”) is to advance the interests of Universal Health Services, Inc. and increase shareholder value by providing additional incentives to attract, retain and motivate those qualified and competent Employees, Directors, and Consultants upon whose efforts and judgment its success is largely dependent.

ARTICLE 2. DEFINITIONS

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1

“Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 promulgated under the Exchange Act. The Board shall have the authority to determine the time or times at which “Affiliate” status is determined within the foregoing definition.

2.2

“Award” means an Option, an award of Restricted Stock, a Stock Appreciation Right, an award of Performance Shares, an award of Performance Stock Units, an award of Restricted Stock Units, a Performance-Based Award or any other right or benefit, including any other Award under Article 8, granted to a Participant pursuant to the Plan.

2.3	“Award Agreement” means any written agreement, contract, or other instrument or document evidencing the terms and conditions of an Award, including through electronic medium.

2.4	“Board” means the Board of Directors of the Company.

2.5

“Cause” shall have the meaning ascribed to such term in the Award Agreement, or if the term is not defined in the Award Agreement, shall mean, with respect to an Employee, (a) a final, non-appealable conviction of the Employee for commission of a felony involving moral turpitude, (b) the Employee’s willful gross misconduct that causes material economic harm to the Company or that brings substantial discredit to the Company’s reputation, or (c) the Employee’s material failure or refusal to perform his or her duties if such Employee has failed to cure such failure or refusal to perform within thirty (30) days after the Company notifies the Employee in writing of such failure or refusal to perform.

2.6	“Change in Control” shall mean the first to occur of:

(a)

completion of a consolidation or merger in which the Company is not the continuing or surviving entity or pursuant to which each class of the Company’s common stock would be converted into cash, securities or other property, other than (i) a consolidation or merger of the Company in which the holders of each class of common stock immediately prior to the consolidation or merger have the same proportionate ownership and voting power with respect to the common stock of the surviving corporation immediately after the consolidation or merger, or (ii) a consolidation or merger which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (by being converted into voting securities of the continuing or surviving entity) 50% or more of the combined voting power of the voting securities of the surviving or continuing entity immediately after such consolidation or merger and which would result in the members of the Board immediately prior to such consolidation or merger (including, for this purpose, any individuals whose election or nomination for election was approved by a vote of at least two-thirds of such members), constituting a majority of the board of directors (or equivalent governing body) of the surviving or continuing entity immediately after such consolidation or merger;

(b)

shareholder approval of a plan of complete liquidation or dissolution of the Company or consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets, in one transaction or a series of related transactions, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, more than 50% of the combined voting power of the voting securities of which is owned by stockholders of the Company in substantially the same proportion as their ownership of the Company immediately prior to such sale;

Universal Health Services, Inc. 2022 Proxy Statement

Exhibit A

(c)

any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than (i) persons or their family members or affiliates which have such voting power on the date of adoption of the Plan, or (ii) any trustee or other fiduciary holding securities under any employee benefit plan of the Company, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 50% or more of the combined voting power of the voting securities of the Company other than pursuant to a plan or arrangement entered into by such person and the Company; or

(d)

during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board (the “Incumbent Board”) shall cease for any reason to constitute a majority of the Board; provided, that, other than in connection with an actual or threatened proxy contest, any individual who becomes a director subsequent to the beginning of the period, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period shall be deemed a member of the Incumbent Board.

Further, if a Change in Control constitutes a payment event with respect to any Award which provides for the deferral of compensation and is subject to Section 409A of the Code, in order to make payment upon such Change in Control, the transaction or event described above with respect to such Award must also constitute a “change in the ownership,” a “change in the effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Treasury Regulation Section 1.409A-3(i)(5) (or any successor provision), and if it does not, payment of such Award will be made pursuant to the Award’s original payment schedule or, if earlier, upon the death of the Participant, unless otherwise provided in the Award Agreement.

2.7	“Code” means the U.S. Internal Revenue Code of 1986, as amended.

2.8	“Committee” means the committee of the Board appointed or described in Article 11 to administer the Plan.

2.9	“Common Stock” means the Class B Common Stock, $.01 par value per share, and such other securities of the Company that may be substituted for the Common Stock pursuant to Article 11.

2.10	“Company” means Universal Health Services, Inc., a Delaware corporation.

2.11

“Consultant” means any consultant or adviser if: (a) the consultant or advisor renders bona fide services to the Company or any Subsidiary or Affiliate; (b) the services rendered by the consultant or advisor are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (c) the consultant or advisor is a natural person.

2.12	“Director” means a member of the Board.

2.13

“Disability” means, unless otherwise provided in the Award Agreement, that the Participant would qualify to receive benefit payments under the long-term disability policy, as it may be amended from time to time, of the Company or the Subsidiary or Affiliate to which the Participant provides services regardless of whether the Participant is covered by such policy. If the Company or the Subsidiary or Affiliate to which the Participant provides service does not have a long-term disability plan in place, “Disability” means that a Participant is unable to carry out the responsibilities and functions of the position held by the Participant by reason of any medically determined physical or mental impairment for a period of not less than ninety (90) consecutive days. A Participant shall not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Board (or its delegate) in its discretion. Notwithstanding the foregoing, for purposes of Incentive Stock Options granted under the Plan, “Disability” means that the Participant is permanently and totally disabled within the meaning of Section 22(e)(3) of the Code, and for purposes of an Award that is subject to Section 409A of the Code, shall mean a “Disability” within the meaning of Section 409A of the Code to the extent necessary to comply with Section 409A of the Code.

2.14

“Dividend Equivalent” means a right granted to a Participant related to the Award of Restricted Stock, Restricted Stock Units, Performance Shares and/or Performance Units which is a right to accrue the equivalent value of dividends paid on the Shares prior to vesting of the Award (or prior to payment of an Award that is subject to deferred settlement). Such Dividend Equivalents shall be converted to cash or additional Shares, or a combination of cash and Shares, by such formula and at such time and subject to such limitations as may be determined by the Committee, provided, however, that in no event shall Dividend Equivalents be paid on any Award that is not vested or that does not become vested in accordance with its terms.

Universal Health Services, Inc. 2022 Proxy Statement

Exhibit A

2.15

“Effective Date” means the date on which the Plan is approved by the Company’s stockholders if such stockholder approval occurs before the first anniversary of the date the Plan is adopted by the Board.

2.16	“Eligible Individual” means any person who is an Employee, a Consultant or a Director, as determined by the Committee.

2.17

“Employee” means a full time or part time employee of the Company or any Subsidiary or Affiliate, including an officer or Director, who is treated as an employee in the personnel records of the Company or Subsidiary or Affiliate for the relevant period, but shall exclude individuals who are classified by the Company or Subsidiary or Affiliate as (a) independent contractors or (b) intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation or otherwise. A Participant shall not cease to be an Employee in the case of (i) any vacation or sick time or otherwise approved paid time off in accordance with the Company or Subsidiary or Affiliate’s policy or (ii) transfers between locations of the Company or between the Company, a Subsidiary and/or Affiliate; provided that, with respect to an Award that constitutes a deferral of compensation and is subject to Section 409A of the Code, in order to settle such an Award as a result of a separation from service (including a termination of employment), whether or not a Participant has had a “separation from service” will be determined within the meaning of such term under Section 409A of the Code. Neither services as a Director nor payment of a director’s fee by the Company or a Subsidiary or Affiliate shall be sufficient to constitute “employment” by the Company or any Subsidiary or Affiliate.

2.18

“Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the Shares (or other securities of the Company) or the price of Shares (or other securities) and causes a change in the per share value of the Shares underlying outstanding Awards.

2.19	“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

2.20

“Fair Market Value” means, as of any given date, (a) if Shares are traded on any established stock exchange, the closing price of a Share as quoted on the principal exchange on which the Shares are listed, as reported in the Wall Street Journal (or such other source as the Company may deem reliable for such purposes) for such date, or if no sale occurred on such date, the first trading date immediately prior to such date during which a sale occurred; or (b) if Shares are not traded on an exchange but are regularly quoted on a national market or other quotation system, the closing sales price on such date as quoted on such market or system, or if no sales occurred on such date, then on the date immediately prior to such date on which sales prices are reported; or (c) in the absence of an established market for the Shares of the type described in (a) or (b) of this Section 2.20, the fair market value established by the Committee acting in good faith to be reasonable and in compliance with Section 409A of the Code to the extent necessary to exempt an Award from or comply with Section 409A of the Code.

2.21	“Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

2.22

“Independent Director” means a Director of the Company who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) under the Exchange Act, or any successor rule, and an “independent director” under the NYSE rules (or other principal securities market on which Shares are traded).

2.23

“Involuntary Termination” shall have the meaning ascribed to such term in the Award Agreement, or if the term is not defined in the Award Agreement, shall mean the termination of the employment of any Employee which occurs by reason of:

(a)	such Employee’s involuntary dismissal or discharge by the Company or a Subsidiary or Affiliate for reasons other than Cause, or

(b)

such Employee’s voluntary resignation following the initial existence of any of the following conditions: (A) a material diminution in the Employee’s authority, duties or responsibilities, (B) a material diminution in the Employee’s base salary (including, without limitation, a reduction of base salary by more than 10%), (C) a material change in the geographic location at which the Employee must perform services (including, without limitation, a change in the Employee’s assigned workplace that increases the Employee’s one-way commute by more than 25 miles), provided and only if such diminution or change is effected by the Company without the Employee’s written consent. No voluntary resignation by the Employee pursuant to part (A), (B) or (C) hereof shall be treated as an Involuntary Termination unless the Employee gives written notice to the Committee advising the Company of such intended resignation (along with the facts and circumstances constituting the condition asserted as the reason for such

Universal Health Services, Inc. 2022 Proxy Statement

Exhibit A

resignation) within 60 days after the initial existence of such condition and provides the Company a cure period of 30 days following such date that notice is delivered. If the Committee determines that the asserted condition exists and the Company does not cure such condition within the 30-day cure period, the Employee’s termination of employment or service shall be effective on such 30th day of the cure period.

2.24	“Non-Employee Director” means a Director who is not also an Employee.

2.25	“Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

2.26

“Option” means a right granted to a Participant pursuant to Article 5 to purchase a specified number of Shares at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

2.27	“Participant” means any Eligible Individual who, as a Director, Consultant or Employee, has been granted an Award pursuant to the Plan.

2.28

“Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals include: (a) pre-tax income, after-tax income or adjusted net income; (b) earnings per share (basic or diluted), adjusted earnings per share (basic or diluted); (c) earnings, including one or more of operating income, earnings before or after interest, depreciation, amortization, rent (or restructuring) costs, adjusted EBITDA, adjusted EBITDAR, economic earnings, or extraordinary or special items or book value per share (which may exclude nonrecurring items); (d) operating profit; (e) revenue, revenue growth or rate of revenue growth; (f) return on assets (gross or net), return on investment, return on capital, or return on equity; (g) operating expenses; (h) total shareholder return or stock price appreciation; (i) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), or net cash provided by operations; (j) implementation or completion of critical projects or processes; (k) acquisition financing; (l) cumulative earnings per share growth; (m) operating margin or profit margin; (n) containment of Company expenses; (o) expense targets, reductions and savings, productivity and efficiencies; (p) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, employee satisfaction, resident satisfaction, human resources management, supervision of litigation and/or information technology goals, goals relating to acquisitions, divestitures, joint ventures and/or similar transactions and/or goals relating to budget comparisons; (q) personal professional objectives, including, without limitation, any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; (r) any combination of, or a specified increase or decrease in, any of the foregoing; and (s) any other criteria as determined by the Committee in its sole discretion, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group or securities or stock market index. As to any Participant or class of Participants, the Performance Criteria may be based upon one or more of such permissible criteria and may be based upon the performance of the Company, on a consolidated basis, the individual Participant or class of Participants, a regional, local or divisional unit of the Company, one or more subsidiaries or other affiliates of the Company or a combination thereof, either on an absolute basis or relative to an index or peer-group. Performance Criteria may be determined without regard to, or adjusted to reflect, items that are nonrecurring or nonoperational in nature including items such as, but not limited to, gains on sales of assets and businesses, reserves for settlements, legal judgments and lawsuits and other amounts that may be reflected in the current or prior year financial statements that relate to prior periods.

2.29

“Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance, the performance of a Subsidiary or Affiliate, the performance of a division or a business unit of the Company or a Subsidiary or Affiliate, or the performance of an individual. The Committee, in its discretion, may appropriately adjust or modify the calculation of Performance Goals for such Performance Period (a) in the event of, or in anticipation of, any unusual or infrequently occurring corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual, infrequently occurring or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

2.30

“Performance Period” means one or more periods of time which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

Universal Health Services, Inc. 2022 Proxy Statement

Exhibit A

2.31

“Performance Share” means a right granted to a Participant pursuant to Section 8.1 hereof, to receive Shares, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

2.32

“Performance Stock Unit” means a right granted to a Participant pursuant to Section 8.2 hereof, to receive Shares (or value of Shares in cash), the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee

2.33	“Plan” means this Universal Health Services, Inc. 2020 Omnibus Stock and Incentive Plan, as it may be amended from time to time.

2.34	“Restricted Stock” means Shares awarded to a Participant pursuant to Article 6 that are subject to certain restrictions as set forth in the Award Agreement.

2.35	“Restricted Stock Unit” means an Award granted pursuant to Section 8.3 hereof and shall be evidenced by a bookkeeping entry representing the equivalent of one Share.

2.36

“Retirement” means, unless otherwise expressly provided in an Award Agreement, a Participant’s termination of employment or service, which is for any reason other than for Cause, after such Participant’s 65th birthday.

2.37	“Securities Act” shall mean the U.S. Securities Act of 1933, as amended.

2.38	“Share” means a share of Common Stock.

2.39

“Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of Shares on the date the SAR is exercised over the grant price of the SAR, as set forth in the applicable Award Agreement.

2.40

“Subsidiary” means any “subsidiary corporation” as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

ARTICLE 3. SHARES SUBJECT TO THE PLAN

3.1

Number of Shares. Subject to Article 10, the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan shall be 12.1 million Shares. All Shares reserved for issuance under the Plan may be (but are not required to be) issued or transferred pursuant to Incentive Stock Options. Following the Effective Date, no additional awards will be granted under any the Universal Health Services, Inc. Third Amended and Restated 2005 Stock Incentive Plan (the “Prior Plan”); provided, that, all awards granted under the Prior Plan will remain subject to the terms and conditions of, and continue to be governed by, the Prior Plan.

(a)

Share Reserve Counting. Shares that are subject to Options and SARs shall be counted against the maximum limit set forth in this Section 3.1 as one (1) Share for every one (1) Share subject to such Options and SARs. Shares that are subject to Awards other than Options or SARs shall be counted against the maximum limit set forth in this Section 3.1 as four (4) Shares for every one (1) Share subject to such Awards.

(b)

Shares Reissuable Under Plan. To the extent that an Award terminates, expires, lapses for any reason, or is settled in cash, any Shares subject to the Award shall again be available for the grant of an Award pursuant to the Plan. Any Shares that again become available for the grant of Awards pursuant to this Section 3.1(b) shall be added back as one (1) Share for each Share being added back from Options and SARs and four (4) Shares for each Share being added back from an Award other than Options and SARs. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

(c)

Shares Not Counted Against Share Pool Reserve. To the extent permitted by applicable law and/or any applicable stock exchange rule, Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary or Affiliate (“Substitute Awards”) shall not be counted against Shares available for grant pursuant to this Plan. Additionally, to the extent permitted by applicable law and/or any applicable stock exchange rule in the event that a company acquired by the Company or any

Universal Health Services, Inc. 2022 Proxy Statement

Exhibit A

company with which the Company or any Subsidiary or Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such preexisting plan (as appropriately adjusted to reflect the transaction) may be used for grants of Awards under the Plan and shall not reduce the Shares available for issuance under the Plan, and Shares subject to such Awards (which, for the avoidance of doubt, exclude Substitute Awards) may again become available for Awards under the Plan as provided under Section 3.1(b) above; provided, that, Awards using such available shares (or any Shares that again become available for issuance under the Plan under Section 3.1(b) above): (i) shall not be granted after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination; (ii) shall be made only to individuals who were not Employees, Directors or Consultants of the Company or any of its Subsidiaries or Affiliates prior to such acquisition or combination; and (iii) shall otherwise be granted in compliance with applicable stock exchange listing standards. In addition, the payment of Dividend Equivalents in cash pursuant to any outstanding Awards shall not be counted against the Shares available for issuance under the Plan.

(d)

Shares Not Reissuable Under Plan. Notwithstanding the foregoing, the following Shares shall not be added to the Shares authorized for grant under Section 3.1: (i) any Shares tendered by a Participant or withheld by the Company to satisfy the grant or exercise price or tax withholding obligation related to any Award; (ii) Shares not issued or delivered as a result of the net settlement of an outstanding Option or SAR; and (iii) Shares repurchased by the Company on the open market with the proceeds of the exercise price from Options.

3.2	Shares Distributed. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares purchased on the open market.

ARTICLE 4. ELIGIBILITY, PARTICIPATION, MINIMUM VESTING REQUIREMENTS, DIVIDENDS

4.1

Eligibility. Each Eligible Individual shall be eligible to be granted one or more Awards pursuant to the Plan. An Eligible Individual who is subject to taxation in the U.S. and who is a service provider to an Affiliate may be granted Options or SARs under this Plan only if, with respect to the Affiliate, the Company qualifies as an “eligible issuer of service recipient stock” within the meaning of §1.409A-1(b) (5)(iii)(E) of the Treasury Regulations promulgated under Section 409A of the Code (or any successor provision).

4.2

Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Eligible Individual shall have any right to be granted an Award pursuant to this Plan and the grant of an Award to an Eligible Individual shall not imply any entitlement to receive future Awards.

4.3

Minimum Vesting Requirements. Except as otherwise provided in this Section 4.3, no portion of any Award may vest before the first anniversary of the date of grant. Notwithstanding the immediately preceding sentence: (a) the Company may grant Awards with respect to up to five percent (5%) of the number of Shares reserved under Section 3.1 without regard to the minimum vesting period set forth in this Section 4.3; (b) the minimum vesting period set forth in this Section 4.3 shall not apply to Substitute Awards, Awards that may be settled only in cash, Shares delivered in lieu of fully-vested cash obligations, or Awards to Non-Employee Directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting; provided, that, the foregoing requirement does not apply to the Committee’s discretion to provide for, in the terms of the Award Agreement or otherwise, accelerated vesting or exercisability of any Award and/or waive any restrictions, conditions or limitations applicable to such Award, including in cases of a Participant’s Retirement, death, Disability or a Change in Control.

4.4

Dividends and Dividend Equivalents. The Committee may provide that any Award (other than Options and Stock Appreciation Rights) that relates to shares of Common Stock shall earn dividends or Dividend Equivalents; provided, that, notwithstanding anything in the Plan to the contrary, the Committee may not provide for the current payment of dividends or Dividend Equivalents with respect to any shares of Common Stock subject to an outstanding Award (or portion thereof) that has not vested. For any such Award, the Committee may provide only for the accrual of dividends or Dividend Equivalents that will not be payable to the Participant unless and until, and only to the extent that, the Award vests. No dividends or Dividend Equivalents shall be paid on Options or Stock Appreciation Rights.

Universal Health Services, Inc. 2022 Proxy Statement

Exhibit A

ARTICLE 5. STOCK OPTIONS

5.1	General. The Committee is authorized to grant Options to Eligible Individuals on the following terms and conditions:

(a)

Exercise Price. The exercise price per Share subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided, that, subject to Section 5.2(b) hereof, the per Share exercise price for any Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant (other than in the case of Substitute Awards).

(b)

Time and Conditions of Exercise. Subject to Section 4.3, the Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed five years. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c)

Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, potentially including the following methods: (i) cash or check, (ii) surrender of Shares (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Award shall be exercised, (iii) promissory note bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code, (iv) other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale), (v) by a “net exercise” arrangement pursuant to which the number of Shares issuable upon exercise of the Option shall be reduced by the largest whole number of Shares having an aggregate fair market value that does not exceed the aggregate exercise price (plus withholding taxes, if applicable) and any remaining balance of the aggregate exercise price (and/or applicable withholding taxes) not satisfied by such reduction in the number of whole Shares to be issued shall be paid by Participant in cash or other form of payment approved by the Committee, or (vi) any combination of the foregoing methods of payment. The Award Agreement will specify the methods of paying the exercise price available to Participants. The Committee shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option, or continue any extension of credit with respect to the exercise price of an Option, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

(d)	Expiration. Subject to Section 5.1(b) and Section 5.2(b) hereof, an Option may not be exercised to any extent by anyone after the first to occur of the following events:

(i)	Five years from the date it is granted, unless an earlier time is set in the Award Agreement;

(ii)	Three months after the Participant’s termination of employment or service, except as otherwise provided in clauses (iii) and (iv) below;

(iii)

One year after the date of the Participant’s termination of employment or service on account of death or Disability. Upon the Participant’s Disability or death, any Options exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such Option or dies intestate, by the person or persons entitled to receive the Option pursuant to the applicable laws of descent and distribution; and

(iv)	Immediately upon the date of the Participant’s termination of employment or service for Cause.

(e)

Transfer Restrictions. Unless otherwise approved in writing by the Committee, no Shares acquired upon exercise of any Option by any officer of the Company may be sold, assigned, pledged, encumbered or otherwise transferred until at least six months have elapsed from (but excluding) the date that such Option was granted.

(f)

Evidence of Grant. All Options shall be evidenced by an Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

Universal Health Services, Inc. 2022 Proxy Statement

Exhibit A

5.2

Incentive Stock Options. Incentive Stock Options shall be granted only to Employees of the Company or of any Subsidiary that qualifies as a “subsidiary corporation” under Section 424(f) of the Code and any applicable regulations promulgated thereunder, and the terms of any Incentive Stock Options granted pursuant to the Plan, in addition to the requirements of Section 5.1 hereof, must comply with the provisions of this Section 5.2.

(a)

Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(b)

Ten Percent Owners. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Shares of the Company only if such Option is granted at an exercise price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

(c)

Notice of Disposition. The Participant shall give the Company prompt notice of any disposition of Shares acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such Shares to the Participant.

(d)	Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

(e)

Failure to Meet Requirements. Any Option (or portion thereof) purported to be an Incentive Stock Option, which, for any reason, fails to meet the requirements of Section 422 of the Code shall be considered a Non-Qualified Stock Option.

ARTICLE 6. RESTRICTED STOCK AWARDS

6.1

Grant of Restricted Stock. The Committee is authorized to make Awards of Restricted Stock to any Eligible Individual selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by an Award Agreement.

6.2

Purchase Price. At the time of the grant of an Award of Restricted Stock, the Committee shall determine the price, if any, to be paid by the Participant for each Share subject to the Award of Restricted Stock. To the extent required by applicable law, the price to be paid by the Participant for each Share subject to the Award of Restricted Stock shall not be less than the par value of a Share (or such higher amount required by applicable law). The purchase price of Shares acquired pursuant to the Award of Restricted Stock shall be paid either: (i) in cash at the time of purchase; (ii) at the sole discretion of the Committee, by services rendered or to be rendered to the Company or a Subsidiary or Affiliate; or (iii) in any other form of legal consideration that may be acceptable to the Committee in its sole discretion and in compliance with applicable law.

6.3

Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Further, notwithstanding any provision herein to the contrary, no dividends will be paid on Restricted Stock that has not vested; however, the Committee, in its discretion, may authorize the accrual of Dividend Equivalents on Restricted Stock.

6.4

Forfeiture. Subject to Section 4.3, except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

6.5

Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such

Universal Health Services, Inc. 2022 Proxy Statement

Exhibit A

Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 7. STOCK APPRECIATION RIGHTS

7.1	Grant of Stock Appreciation Rights.

(a)

A Stock Appreciation Right may be granted to any Eligible Individual selected by the Committee. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement, provided that the term of any Stock Appreciation Right shall not exceed five years.

(b)

A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount equal to the product of (i) the excess of (A) the Fairarket Value of the Shares on the date the Stock Appreciation Right is exercised over (B) the grant price of the Stock Appreciation Right and (ii) the number of Shares with respect to which the Stock Appreciation Right is exercised, subject to any limitations the Committee may impose.

7.2

Grant Price. The grant price per Share subject to a Stock Appreciation Right shall be determined by the Committee and set forth in the Award Agreement; provided that, the per Share grant price for any Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant (other than in the case of Substitute Awards).

7.3	Payment and Limitations on Exercise.

(a)

Subject to Section 7.3(b) hereof, payment of the amounts determined under Section 7.1(b) hereof shall be in cash, in Shares (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee.

(b)	To the extent any payment under Section 7.1(b) hereof is effected in Shares, it shall be made subject to satisfaction of all applicable provisions of Section 5.1(c) pertaining to Options.

ARTICLE 8. OTHER TYPES OF AWARDS

8.1

Performance Share Awards. Any Eligible Individual selected by the Committee may be granted one or more Awards of Performance Shares which shall be denominated in a number of Shares and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant. The Committee may authorize Dividend Equivalents to be accrued with respect to outstanding Performance Share Awards. Performance Share Awards shall be subject to applicable withholding taxes (as further set forth in Section 14.3).

8.2

Performance Stock Units. Any Eligible Individual selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in unit equivalents of Shares and/or units of value including dollar value of Shares and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant. On the settlement date, the Company shall, subject to Section 9.5(a) and satisfaction of applicable withholding taxes (as further set forth in Section 14.3), transfer to the Participant one unrestricted, fully transferable Share for each Performance Stock Unit scheduled to be paid out on such date and not previously forfeited. Alternatively, settlement of a Performance Stock Unit may be made in cash (in an amount reflecting the Fair Market Value of Shares that would have been issued) or any combination of cash and Shares, as determined by the Committee, in its sole discretion, in either case, less applicable withholding taxes (as further set forth in Section 14.3). The Committee may authorize Dividend Equivalents to be accrued with respect to outstanding Performance Stock Units.

Universal Health Services, Inc. 2022 Proxy Statement

Exhibit A

8.3

Restricted Stock Units. The Committee is authorized to make Awards of Restricted Stock Units to any Eligible Individual selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. The vesting conditions may be based on the passage of time or the attainment of performance-based conditions. On the settlement date, the Company shall, subject to Section 9.5(a) hereof and satisfaction of applicable withholding taxes (as further set forth in Section 14.3), transfer to the Participant one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. Alternatively, settlement of a Restricted Stock Unit may be made in cash (in an amount reflecting the Fair Market Value of Shares that would have been issued) or any combination of cash and Shares, as determined by the Committee, in its sole discretion, in either case, less applicable withholding taxes (as further set forth in Section 14.3). The Committee may authorize Dividend Equivalents to be accrued with respect to outstanding Restricted Stock Units.

8.4

Other Awards. The Committee is authorized under the Plan to make any other Award to an Eligible Individual that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) a right with a Share-related exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iii) any other right with the value derived from the value of the Shares. The Committee may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Participants on such terms and conditions as determined by the Committee from time to time.

8.5	Vesting. Subject to Section 4.3, the vesting conditions applicable to an Award granted pursuant to Article 8 shall be set by the Committee in its discretion.

8.6

Term. Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Restricted Stock Units and any other Award granted pursuant to this Article 8 shall be set by the Committee in its discretion.

8.7

Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Restricted Stock Units and any other Award granted pursuant to this Article 8; provided, however, that such price shall not be less than the par value of a Share on the date of grant, unless otherwise permitted by applicable state law.

8.8

Exercise upon Termination of Employment or Service. An Award of Performance Shares, Performance Stock Units, Restricted Stock Units and any other Awards granted pursuant to this Article 8 shall only be exercisable or payable while the Participant is an Employee, Consultant or Director, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Restricted Stock Units or any other Award granted pursuant to this Article 8 may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant’s Retirement, death or Disability, or otherwise.

8.9	Form of Payment. Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Shares or a combination of both, as determined by the Committee.

8.10	Award Agreement. All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by an Award Agreement.

8.11

Timing of Settlement. At the time of grant, the Committee shall specify the settlement date applicable to an Award of Performance Shares, Performance Stock Units, Restricted Stock Units or any other Award granted pursuant to this Article 8, which shall be no earlier than the vesting date(s) applicable to the relevant Award, or it may be deferred to any later date to the extent and under the terms determined by the Committee, subject to compliance with Section 409A of the Code. Until an Award granted pursuant to this Article 8 has been settled, the number of Shares subject to the Award shall be subject to adjustment pursuant to Article 10 hereof.

ARTICLE 9. PROVISIONS APPLICABLE TO AWARDS

9.1

Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or

Universal Health Services, Inc. 2022 Proxy Statement

Exhibit A

in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

9.2

Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, additional provisions applicable in the event the Participant’s employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

9.3

Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary or Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary or Affiliate. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved from time to time by the Committee (or the Board in the case of Awards granted to Non-Employee Directors). The Committee by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including, but not limited to, members of the Participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a “blind trust” in connection with the Participant’s termination of employment or service with the Company or a Subsidiary or Affiliate to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company’s lawful issue of securities. Notwithstanding anything contrary in this Section 9.3 or Section 9.4 below, no Award may be transferred for value or consideration.

9.4

Beneficiaries. Notwithstanding Section 9.3 hereof, a Participant may, if permitted by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to either the person’s estate or legal representative or the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution (or equivalent laws outside the U.S.). Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

9.5	Stock Certificates; Book Entry Procedures.

(a)

Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing Shares pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the Shares are listed or traded. All certificates evidencing Shares delivered pursuant to the Plan are subject to any stoptransfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state or local securities or other laws, including laws of jurisdictions outside of the United States, and the rules and regulations of any national securities exchange or automated quotation system on which the Shares are listed, quoted, or traded. The Committee may place legends on any certificate evidencing Shares to reference restrictions applicable to the Shares. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

Universal Health Services, Inc. 2022 Proxy Statement

Exhibit A

(b)

Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

9.6

Accelerated Vesting and Deferral Limitations. The Committee shall not have the discretionary authority to accelerate or delay issuance of Shares or payment of cash under an Award that constitutes a deferral of compensation within the meaning of Section 409A of the Code, except to the extent that such acceleration or delay may, in the discretion of the Committee, be effected in a manner that will not cause any person to incur taxes, interest or penalties under Section 409A of the Code.

9.7

Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

ARTICLE 10. CHANGES IN CAPITAL STRUCTURE

10.1	Adjustments.

(a)

In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the price of the Shares other than an Equity Restructuring, the Committee shall make such adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (a) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 hereof); (b) the number and kind of Shares subject to outstanding Awards and the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (c) the grant or exercise price per Share for any outstanding Awards under the Plan.

(b)

In the event of any transaction or event described in Section 10.1(a) hereof or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Committee, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i)

To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 10.1 the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

(ii)

To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)

To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards;

(iv)

To provide that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

Universal Health Services, Inc. 2022 Proxy Statement

Exhibit A

(v)	To provide that the Award cannot vest, be exercised or become payable after such event.

(c)	In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 10.1(a) and 10.1(b) hereof:

(i)

The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted. The adjustments provided under this Section 10.1(c)(i) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company.

(ii)

The Committee shall make such equitable adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 hereof).

10.2

Change in Control. Notwithstanding Section 10.1 hereof, if a Change in Control occurs, the parties to the Change in Control may agree that outstanding Awards shall be assumed by, or converted into an award with respect to shares of common stock of, the successor or acquiring company (or a parent company thereof). In the event that the successor company does not assume or substitute any such outstanding Award, the Award shall be fully vested and, to the extent not exercised prior to the Change in Control, cancelled in exchange for the right to receive an amount equal to the excess, if any, of the per Share consideration received by the holders of outstanding Shares in the Change in Control transaction over the exercise or base price for such Shares. No consideration will be payable in respect of the cancellation of an Option or SAR with an exercise or base price per share that is equal to or greater than the value of the Change in Control transaction consideration per share. The Board may in its sole discretion accelerate, in whole or in part, the vesting of any outstanding Award upon the occurrence of a Change in Control, whether or not the vesting requirements set forth in the applicable Award agreement have been satisfied and whether or not the Award is otherwise assumed or substituted by the successor company.

10.3

No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of Shares of any class, the payment of any dividend, any increase or decrease in the number of Shares of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to an Award or the grant or the exercise price of any Award.

ARTICLE 11. ADMINISTRATION

11.1

Committee. Except as specified herein or as otherwise determined by the Board, the Plan shall be administered by a Committee consisting of two or more members of the Board. Unless otherwise determined by the Board, the Committee shall consist solely of two or more members of the Board each of whom is an Independent Director; provided, that, any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 11.1 or otherwise provided in any charter of the Committee. Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Non-Employee Directors and for purposes of such Awards the term “Committee” as used in this Plan shall be deemed to refer to the Board and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 11.5 hereof. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment; Committee members may resign at any time by delivering written notice to the Board; and vacancies in the Committee may only be filled by the Board.

11.2

Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary or Affiliate, the Company’s

Universal Health Services, Inc. 2022 Proxy Statement

Exhibit A

independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

11.3	Authority of Committee. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

(a)	Designate Participants to receive Awards;

(b)	Determine the type or types of Awards to be granted to each Participant;

(c)	Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(d)

Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines;

(e)

Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f)	Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g)	Decide all other matters that must be determined in connection with an Award;

(h)	Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i)

To suspend or terminate the Plan at any time provided that such suspension or termination does not materially impair rights and obligations under any outstanding Award without written consent of the affected Participant.

(j)	Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(k)	Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

11.4

Decisions Binding. The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

11.5

Delegation of Authority. To the extent permitted by applicable law, including, without limitation, Section 157(c) of the Delaware General Corporation Law, the Committee may from time to time (i) delegate to a committee of one or more members of the Board or one or more officers of the Company the authority, subject to such terms as the Committee shall determine, to perform such functions, including the authority to grant or amend Awards to Participants, as the Committee may determine, and (ii) delegate to any person or subcommittee (who may, but need not, be members of the Committee) such Plan-related administrative authority and responsibilities as it deems appropriate; provided, however, the Committee may not delegate its authority with respect to non-ministerial actions relating to Awards to Employees who are subject to the reporting requirements of Section 16(a) of the Exchange Act or officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder. For the avoidance of doubt, provided it meets the limitation in the preceding sentence, this delegation shall include the right to modify Awards as necessary to accommodate changes in the laws or regulations. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 11.5 shall serve in such capacity at the pleasure of the Committee.

ARTICLE 12. PLAN EXPIRATION DATE

The Plan will continue in effect until it is terminated by the Board pursuant to Section 13.1 hereof, except that no Award may be granted under the Plan from and after the tenth anniversary of the Effective Date. Any Awards that are outstanding on the date the Plan terminates shall remain in force according to the terms of the Plan and the applicable Award Agreement.

Universal Health Services, Inc. 2022 Proxy Statement

Exhibit A

ARTICLE 13. AMENDMENT, MODIFICATION, AND TERMINATION

13.1

Amendment, Modification, and Termination. Subject to Section 14.15 hereof, with the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval shall be required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 10), or (ii) permits the Committee to extend the exercise period for an Option beyond five years from the date of grant. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option or SAR may be amended to reduce the per share exercise price of the shares subject to such Option or SAR below the per share exercise price as of the date the Option or SAR is granted and, except as permitted by Article 10, (a) no Option or SAR may be granted in exchange for, or in connection with, the cancellation, surrender or substitution of an Option or SAR having a higher per share exercise price and (b) no Option or SAR may be cancelled in exchange for, or in connection with, the payment of a cash amount or another Award at a time when the Option or SAR has a per share exercise price that is higher than the Fair Market Value of a Share.

13.2

Awards Previously Granted. Except with respect to amendments made or other actions taken pursuant to Section 14.15 hereof or any amendment or other action with respect to an outstanding Award that may be required or desirable to comply with applicable law, as determined in the sole discretion of the Committee, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant; provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Participant.

ARTICLE 14. GENERAL PROVISIONS

14.1

No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

14.2

No Stockholders Rights. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award, including the right to vote or receive dividends, until the Participant becomes the record owner of such Shares, notwithstanding the exercise of an Option or other Award.

14.3

Withholding. The Company or any Subsidiary or Affiliate, as appropriate, shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy U.S. federal, state and local taxes and taxes imposed by jurisdictions outside of the United States (including income tax, social insurance contributions, payment on account and any other taxes that may be due) that the Company or a Subsidiary or Affiliate determines are required to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan or to take such other action as may be necessary in the opinion of the Company or a Subsidiary or Affiliate, as appropriate, to satisfy withholding obligations for the payment of taxes. The Committee may in its discretion and in satisfaction of the foregoing requirement direct the Company to withhold, or allow a Participant to elect to have the Company withhold, Shares otherwise issuable under an Award (or allow the return of Shares) having a Fair Market Value equal to the sums required to be withheld; the number of Shares so withheld may be determined using rates of up to, but not exceeding, the maximum federal, state, local and/or foreign statutory tax rates applicable in a particular jurisdiction on the date that the amount of tax to be withheld is to be determined. No Shares shall be delivered hereunder to any Participant or other person until the Participant or such other person has made arrangements acceptable to the Committee for the satisfaction of these tax obligations with respect to any taxable event concerning the Participant or such other person arising as a result of Awards made under this Plan.

14.4

No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary or Affiliate to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary or Affiliate.

14.5

Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary or Affiliate.

Universal Health Services, Inc. 2022 Proxy Statement

Exhibit A

14.6

Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

14.7

Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, termination programs and/or indemnities or severance payments, welfare or other benefit plan of the Company or any Subsidiary or Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

14.8	Expenses. The expenses of administering the Plan shall be borne by the Company and/or its Subsidiaries and/or Affiliates.

14.9

Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

14.10

Fractional Shares. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

14.11

Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 under the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

14.12

Government and Other Regulations. The obligation of the Company to make payment of awards in Shares or otherwise shall be subject to all applicable laws, rules, and regulations of the United States and jurisdictions outside the United States, and to such approvals by government agencies, including government agencies in jurisdictions outside of the United States, in each case as may be required or as the Company deems necessary or advisable. Without limiting the foregoing, the Company shall have no obligation to issue or deliver evidence of title for Shares subject to Awards granted hereunder prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and (b) completion of any registration or other qualification with respect to the Shares under any applicable law in the United States or in a jurisdiction outside of the United States or ruling of any governmental body that the Company determines to be necessary or advisable or at a time when any such registration or qualification is not current, has been suspended or otherwise has ceased to be effective. The inability or impracticability of the Company to obtain or maintain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained and shall constitute circumstances in which the Committee may determine to amend or cancel Awards pertaining to such Shares, with or without consideration to the affected Participant. The Company shall be under no obligation to register pursuant to the Securities Act, as amended, any of the Shares paid pursuant to the Plan. If the Shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act, as amended, the Company may restrict the transfer of such Shares in such manner as it deems advisable to ensure the availability of any such exemption.

14.13

Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware. Notwithstanding the foregoing, Section 14.14 is intended to be governed by the Federal Arbitration Act and, as a result, to the fullest extent allowed by the Federal Arbitration Act, state laws governing arbitration provisions that would otherwise apply to Section 14.14 are preempted.

Universal Health Services, Inc. 2022 Proxy Statement

Exhibit A

14.14	Arbitration.

(a)

Except as otherwise specially provided in this Plan or an Award Agreement, any and all disputes, controversies or claims arising out of, relating to or in connection with this Plan, any Award Agreement, or any Award made hereunder, shall be exclusively and finally settled by arbitration administered by the American Arbitration Association (“AAA”). Either party may initiate arbitration by notice to the other party (a “Request for Arbitration”). The arbitration shall be conducted in accordance with the AAA rules governing commercial arbitration in effect at the time of the arbitration, except as they may be modified by the provisions of this Section 14.14. The place of the arbitration shall be Philadelphia, Pennsylvania. The arbitration shall be conducted by a single arbitrator appointed by the Participant from a list of at least five (5) individuals who are independent and qualified to serve as an arbitrator submitted by the Company within fifteen (15) days after delivery of the Request for Arbitration. The Participant will make his or her appointment within ten (10) days after he or she receives the list of qualified individuals from the Company. In the event the Company fails to send a list of at least five (5) qualified individuals to serve as arbitrator to the Participant within such fifteen-day time period, then the Participant shall appoint such arbitrator within twenty-five (25) days from the Request for Arbitration. In the event the Participant fails to appoint a person to serve as arbitrator from the list of at least five (5) qualified individuals within ten (10) days after his or her receipt of such list from the Company, the Company shall appoint one of the individuals from such list to serve as arbitrator within five (5) days after the expiration of such ten (10) day period. Any individual will be qualified to serve as an arbitrator if he or she is an individual who has no material business relationship, directly or indirectly, with any of the parties to the action and who has at least ten (10) years of experience in the practice of law with experience in executive compensation matters. The arbitration shall commence within thirty (30) days after the appointment of the arbitrator; the arbitration shall be completed within sixty (60) days of commencement; and the arbitrator’s award shall be made within thirty (30) days following such completion. The parties may agree in writing to extend the time limits specified in the foregoing sentence.

(b)

The arbitrator will apply the substantive law (and the law of remedies, if applicable) of the State of Delaware without giving effect to the principles of conflicts of law, and will be without power to apply any different substantive law. The arbitrator will render an award and a written opinion in support thereof. Such award shall include payment by the non-prevailing party to the prevailing party of the prevailing party’s costs related to the arbitration and reasonable attorneys’ fees and expenses. The arbitrator shall have full authority to resolve all issues in dispute, including the arbitrator’s own jurisdiction, whether any dispute must be arbitrated under this Section 14.14, whether this Section 14.14 is void or voidable, and to award compensatory remedies and other remedies permitted by law. The arbitrator also has the authority to grant provisional remedies, including, without limitation, injunctive relief, and to award specific performance. The arbitrator may entertain a motion to dismiss and/or a motion for summary judgment by any party, applying the standards governing such motions under the Federal Rules of Civil Procedure, and may rule upon any claim or counterclaim, or any portion thereof (a “Claim”), without holding an evidentiary hearing, if, after affording the parties an opportunity to present written submission and documentary evidence, the arbitrator concludes that there is no material issue of fact and that the Claim may be determined as a matter of law. The parties waive, to the fullest extent permitted by law, any rights to appeal, or to review of, any arbitrator’s award by any court. The arbitrator’s award shall be final and binding, and judgment on the award may be entered in any court of competent jurisdiction, including, without limitation, the courts of Montgomery County, Pennsylvania. The Company and each Participant under this Plan irrevocably submits to the non-exclusive jurisdiction and venue in the courts of the Commonwealth of Pennsylvania and the United States sitting in Philadelphia, Pennsylvania in connection with any such proceeding, and waives any objection based on forum non conveniens. THE COMPANY AND EACH PARTICIPANT IRREVOCABLY WAIVES SUCH PARTY’S RIGHT TO A TRIAL BY JURY IN CONNECTION WITH ANY ACTION TO ENFORCE AN ARBITRATOR’S DECISION OR AWARD PURSUANT TO SECTION 14.14(a) OF THIS PLAN.

(c)

The parties agree to maintain confidentiality as to all aspects of the arbitration, except as may be required by applicable law, regulations or court order, or to maintain or satisfy any suitability requirements for any license by any state, federal or other regulatory authority or body, including, without limitation, professional societies and organizations; provided, that nothing herein shall prevent a party from disclosing information regarding the arbitration for purposes of enforcing the award. The parties further agree to obtain the arbitrator’s agreement to preserve the confidentiality of the arbitration.

Universal Health Services, Inc. 2022 Proxy Statement

Exhibit A

14.15

Section 409A. Except as provided in Section 14.16 hereof, to the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date the Plan became effective. Notwithstanding any provision of the Plan to the contrary, in the event that following the date an Award is granted the Committee determines that the Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the date the Plan became effective), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, including amendments or actions that would result in a reduction to the benefits payable under an Award, in each case, without the consent of the Participant, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section or mitigate any additional tax, interest and/or penalties or other adverse tax consequences that may apply under Section 409A of the Code if compliance is not practical.

14.16

No Representations or Covenants with respect to Tax Qualification. Although the Company may endeavor to (a) qualify an Award for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States (e.g., incentive stock options under Section 422 of the Code) or (b) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, anything to the contrary in this Plan, including Section 14.15 hereof, notwithstanding. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan. Nothing in this Plan or in an Award Agreement shall provide a basis for any person to take any action against the Company or any Affiliate based on matters covered by Section 409A of the Code, including the tax treatment of any Awards, and neither the Company nor any Affiliate will have any liability under any circumstances to the Participant or any other party if the Award that is intended to be exempt from, or compliant with, Section 409A of the Code, is not so exempt or compliant or for any action taken by the Committee with respect thereto.

14.17

Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws. In addition, the Committee may impose such other clawback, recovery or recoupment provisions on an Award as the Committee determines necessary or appropriate in view of Applicable Laws, governance requirements or best practices, including, but not limited to, a reacquisition right in respect of previously acquired Shares or other cash or property upon the occurrence of cause (as determined by the Committee).

14.18

Provisions for Foreign Participants. The Committee may modify Awards granted to Participants who are foreign nationals or employed outside of the United States or establish sub-plans or procedures under the Plan to recognize differences in laws, rules, regulations or customs of foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

* * * *

Universal Health Services, Inc. 2022 Proxy Statement

PROXY	CLASS A COMMON STOCK CLASS C COMMON STOCK

UNIVERSAL HEALTH SERVICES, INC.

This Proxy Solicited By The Board Of

Directors For The Annual Meeting Of

Stockholders To Be Held On May 18, 2022

Alan B. Miller and Steve Filton and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote, as designated below, all shares of Class A Common Stock and Class C Common Stock of Universal Health Services, Inc. (the “Company”) held of record by the undersigned on March 24, 2022 at the Annual Meeting of Stockholders to be held at 10:00 a.m. on Wednesday, May 18, 2022, virtually via live audio webcast available at www.meetnow.global/MKLFJSM and at any adjournment thereof. To participate at the Annual Meeting online, please visit www.meetnow.global/MKLFJSM. Any and all proxies heretofore given are hereby revoked.

Important Notice Regarding Availability of Proxy Materials for the Stockholder Meeting to be held on Wednesday, May 18, 2022. The Proxy Statement and Annual Report to Stockholders are available at www.edocumentview.com/uhs

THIS PROXY IS CONTINUED ON THE REVERSE SIDE.

PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY

PLEASE MARK YOUR CHOICE LIKE THIS IN BLUE OR BLACK INK

☐
	ACCOUNT NUMBER	CLASS A COMMON	CLASS C COMMON

The Board of Directors recommends a vote FOR Proposals 1, 2, and 3, and AGAINST Proposal 4.

1.  The Election of Warren J. Nimetz

☐  For                ☐   Withhold Authority

2.  To approve of an amendment and restatement of the Company’s 2020 Omnibus Stock and Incentive Plan.

☐  For                ☐   Against            ☐  Abstain

3.  To ratify the selection of PricewaterhouseCoopers LLP, as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

☐  For                ☐   Against            ☐  Abstain

4.  To act on a stockholder proposal regarding majority vote standard in director elections if properly presented at the meeting.

☐  For                ☐   Against            ☐  Abstain

Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting.

DATED:

SIGNATURE:

SIGNATURE:

IMPORTANT: Please sign exactly as name appears at the left. Each joint owner shall sign. Executors, administrators, trustees, etc. should give full title.

The above-signed acknowledges receipt of the Notice of Annual Meeting of Stockholders.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF WARREN J. NIMETZ AS DIRECTOR, FOR THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S 2020 OMNIBUS STOCK AND INCENTIVE PLAN, FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022, AND AGAINST THE STOCKHOLDER PROPOSAL REGARDING MAJORITY VOTE STANDARD IN DIRECTOR ELECTIONS IF PROPERLY PRESENTED AT THE MEETING AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

UNIVERSAL HEALTH SERVICES, INC. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters - here's how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/UHS or scan the QR code -login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/UHS Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals - The Board of Directors recommends a vote FOR the nominee listed in Proposal 1, FOR Proposals 2 and 3 and AGAINST Proposal 4. 1. Election of Directors: + For Withhold 01 - Maria R. Singer For Against Abstain 2. Proposal to approve an amendment and restatement of the Company's 2020 Omnibus Stock and Incentive Plan. 4. Stockholder Proposal regarding majority vote standard in director elections if properly presented at the meeting. For Against Abstain 3. Proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022. Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting. B Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) - Please print date below. Signature 1 - Please keep signature within the box. Signature 2 - Please keep signature within the box. 1 U P X 03LSOD +

The 2022 Annual Meeting of Stockholders of Universal Health Services, Inc. will be held on May 18, 2022, at 10:00 a.m. EDT virtually via live webcast at www.meetnow.global/MKLFJSM To access the virtual meeting, you will need the 15-digit control number that is printed in the shaded bar located on the reverse side of this form. Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on Wednesday, May 18, 2022: The Proxy Statement and Annual Report to Stockholders are available at http://www.envisionreports.com/UHS Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/UHS IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy - UNIVERSAL HEALTH SERVICES, INC. + UNIVERSAL HEALTH SERVICES, INC. This Proxy Solicited By The Board Of Directors For The Annual Meeting Of Stockholders To Be Held On May 18, 2022 Alan B. Miller and Steve Filton and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote, as designated below, all shares of Class B Common Stock and Class D Common Stock of Universal Health Services, Inc. held of record by the undersigned on March 24, 2022 at the Annual Meeting of Stockholders to be held at 10:00 a.m. on Wednesday, May 18, 2022, virtually via live audio webcast available at www.meetnow.global/MKLFJSM, and at any adjournment thereof. Any and all proxies heretofore given are hereby revoked. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND AGAINST PROPOSAL 4 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY IS CONTINUED ON THE REVERSE SIDE. PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY. C Non-Voting Items Change of Address -Please print new address below. Comments - Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. +